STATE STREET RESEARCH CAPITAL APPRECIATION FUND

                                   a series of
                       State Street Research Equity Trust
                              One Financial Center
                           Boston, Massachusetts 02111

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of the State Street Research Capital Appreciation Fund (the "Capital Appreciation Fund"), a series of State Street Research Equity Trust (the "Equity Trust"), to be held at the offices of the Equity Trust at One Financial Center, 31st Floor, Boston, Massachusetts 02111 on June 19, 1997 at 4:00 p.m. local time.

     At this important meeting you will be asked to consider and approve an Agreement and Plan of Reorganization and Liquidation between the Capital Appreciation Fund and State Street Research Capital Fund (the "Capital Fund"), a series of the State Street Research Capital Trust ("Capital Trust").

     If the proposal is approved by the shareholders of the Capital Appreciation Fund, the Capital Fund would acquire substantially all of the assets and certain liabilities of the Capital Appreciation Fund. As a result of this transaction, you would receive, in exchange for your shares of the Capital Appreciation Fund, shares of the corresponding class of the Capital Fund with an aggregate value equivalent to the aggregate net asset value of your Capital Appreciation Fund investment at the time of the transaction. The transaction is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from federal income taxes to you and your Fund.

     The Board of Trustees of the Equity Trust has determined that the proposed reorganization should provide benefits to shareholders of the Capital Appreciation Fund due to the enhanced economies of scale and more efficient operations which are expected to result from combining funds with the same investment objective, the same investment manager, the same multiple class structure, the same sales load structure and similar investment policies.

     I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. We look forward to receiving your vote.

     IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN JUNE 17, 1997.

        Instructions for shares held of record in the name of a nominee, such as a broker-dealer, may be subject to earlier cut-off dates established by such intermediaries to facilitate a timely response.

                                          Sincerely,

                                          Ralph F. Verni
                                          Chairman of the Board,
                                          President and Chief Executive Officer

                                          May 4, 1997

                 STATE STREET RESEARCH CAPITAL APPRECIATION FUND


                                   a series of
                       State Street Research Equity Trust
                              One Financial Center
                           Boston, Massachusetts 02111

                                ---------------

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                           To Be Held On June 19, 1997

                                ---------------

     A Special Meeting of Shareholders of State Street Research Capital Appreciation Fund (the "Capital Appreciation Fund"), a portfolio series of State Street Research Equity Trust, a Massachusetts business trust (the "Equity Trust"), will be held at the offices of the Equity Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, on June 19, 1997, at 4:00 p.m.
local time (the "Meeting") for the following purposes:

     1. To consider and act upon an Agreement and Plan of Reorganization and Liquidation providing for the transfer of the assets of the Capital Appreciation Fund (subject to certain liabilities) to the State Street Research Capital Fund (the "Capital Fund") in exchange for Class A, Class B, Class C and Class D shares of the Capital Fund, the distribution of such shares to shareholders of the Capital Appreciation Fund and the subsequent termination of the Capital Appreciation Fund; and

     2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

     The close of business on April 24, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                   By Order of the Trustees


                                   FRANCIS J. MCNAMARA, III
                                   Secretary

                                   May 4, 1997
                                   Date of Notice

                        JOINT PROSPECTUS/PROXY STATEMENT

                        --------------------------------

                   Concerning the Acquisition of the Assets of

                 STATE STREET RESEARCH CAPITAL APPRECIATION FUND
               a series of the State Street Research Equity Trust

                        By and in Exchange for Shares of

                       STATE STREET RESEARCH CAPITAL FUND
                 a series of State Street Research Capital Trust

                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 562-0032

                        --------------------------------


     This Joint Prospectus/Proxy Statement relates to the proposed transfer of the assets and certain liabilities of the State Street Research Capital Appreciation Fund (the "Capital Appreciation Fund"), a series of the State Street Research Equity Trust (the "Equity Trust"), a Massachusetts business trust, to the State Street Research Capital Fund (the "Capital Fund"), a series of the State Street Research Capital Trust (the "Capital Trust"), in exchange for Class A, Class B, Class C and Class D shares of beneficial interest, $.001 par value per share, of the Capital Fund ("Capital Fund Shares"). Following such transfer, Capital Fund Shares will be distributed to shareholders of the Capital Appreciation Fund in liquidation of the Capital Appreciation Fund. As a result of the proposed transaction, each shareholder will receive in exchange for his or her shares of the Capital Appreciation Fund shares of the corresponding class of the Capital Fund with an aggregate value equal to the value of such shareholder's shares of the Capital Appreciation Fund, calculated as of the close of business on the business day immediately prior to the exchange.

     This Joint Prospectus/Proxy Statement is furnished to the shareholders of the Capital Appreciation Fund in connection with the solicitation of proxies by and on behalf of the Equity Trust's Board of Trustees to be used at a Special Meeting of Shareholders of the Capital Appreciation Fund to be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 p.m. local time on June 19, 1997 and at any adjournments thereof (the "Meeting"). This document also serves as a Prospectus of the Capital Fund and covers the proposed issuance of Capital Fund Shares. The Capital Appreciation Fund and the Capital Fund may hereinafter be referred to collectively as the "Funds" and individually as a "Fund." The Board of Trustees of the Equity Trust and the Board of Trustees of the Capital Trust may hereinafter be referred to collectively as the "Boards of Trustees."

The Equity Trust and the Capital Trust may be hereinafter referred to collectively as the "Trusts" and individually as a "Trust."

     The investment objective of the Capital Fund, a diversified series of the Capital Trust, an open-end management investment company, is to seek maximum capital appreciation by investing primarily in common stocks (and preferred stocks and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and of companies considered to be undervalued special situations, as determined by the Capital Fund's investment manager.

     This Joint Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information that a shareholder of the Capital Appreciation Fund should know before investing. This Joint Prospectus/Proxy Statement is accompanied by the Prospectus of the Capital Fund dated February 1, 1997, which is incorporated by reference herein. The Prospectus of the Capital Appreciation Fund dated November 1, 1996 is incorporated by reference herein. A Statement of Additional Information dated May 4, 1997 containing additional information relevant to the proposed transaction has been filed with the Securities and Exchange Commission and is incorporated by reference into this Joint Prospectus/Proxy Statement. A copy of such Statement and a copy of the Prospectus of the Capital Appreciation Fund may be obtained without charge by writing to State Street Research Investment Services, Inc., 31st Floor, One Financial Center, Boston, Massachusetts 02111 or by calling toll-free 1-800-562-0032.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE CAPITAL FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                              QUESTIONS AND ANSWERS


Q. Why is this material being sent to shareholders and what are they supposed to do with it?

A. This material is being sent to shareholders of the Capital Appreciation Fund to ask them to vote on an important recommendation by the Trustees of the Fund that will affect their interest in the Fund. As a shareholder, you should read the material, mark your vote on the enclosed Proxy Form and send it back. Call 1-800-562-0032 for help with your questions.

Q. What is the recommendation on Proposal 1?

A. Proposal 1 is asking shareholders of the Capital Appreciation Fund to, in effect, change to another mutual fund. Shares of the Capital Appreciation Fund will be exchanged for shares of the Capital Fund. This transaction is being proposed because of the economies of scale and portfolio diversification that can result from the combination, given that the two Funds have the same investment objective, the same investment manager and similar investment policies and portfolios.

The Trustees recommend that you vote FOR the proposal.


--------------------------------------------------------------------------------
Important additional information about the proposal is set forth in the accompanying Joint Prospectus/Proxy Statement. Please read it carefully.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
SUMMARY.................................................................      5
RISK FACTORS............................................................      9
REASONS FOR THE REORGANIZATION..........................................      9
INFORMATION ABOUT THE REORGANIZATION....................................     10
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES........................     12
COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS....................     22
COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES.........................     23
FISCAL YEAR.............................................................     23
PERFORMANCE.............................................................     23
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS...........................     25
MANAGEMENT..............................................................     26
ADDITIONAL INFORMATION ABOUT THE FUNDS..................................     27
VOTING INFORMATION......................................................     27
EXPERTS.................................................................     28
OTHER MATTERS...........................................................     29
Exhibit A: Agreement and Plan of Reorganization
     and Liquidation....................................................    A-1

                                     SUMMARY

     The following is a summary of certain information contained in or incorporated by reference in this Joint Prospectus/Proxy Statement. This summary is not intended to be a complete statement of all material features of the proposed Reorganization (as hereinafter defined) and is qualified in its entirety by reference to the full text of this Joint Prospectus/Proxy Statement and the documents referred to herein.

     Proposed Transaction. The Board of Trustees of the Equity Trust has approved an Agreement and Plan of Reorganization and Liquidation (the "Plan of Reorganization") providing for the transfer of all of the assets of the Capital Appreciation Fund to the Capital Fund (subject to the assumption by the Capital Fund of those liabilities of the Capital Appreciation Fund reflected on a statement of assets and liabilities of that Fund as of the close of business on the Valuation Date, as hereinafter defined) in exchange for Capital Fund Shares at a closing to be held following the satisfaction of the conditions to the Reorganization (the "Closing"). The aggregate net asset value of full and fractional Capital Fund Shares to be issued to shareholders of the Capital Appreciation Fund will equal the value of the aggregate net assets of the Capital Appreciation Fund as of the close of business on the business day immediately prior to the Closing (the "Valuation Date"). The number of Class A, Class B, Class C and Class D shares (which may hereinafter be referred to collectively as the "shares" or individually as a "share") to be issued to the Capital Appreciation Fund will be determined by dividing (a) the aggregate net assets attributable to each class of shares of the Capital Appreciation Fund by
(b) the net asset value per Class A, Class B, Class C and Class D share, respectively, of the Capital Fund, each computed as of the close of business on the Valuation Date. Capital Fund Shares will be distributed to shareholders of the Capital Appreciation Fund in liquidation of the Capital Appreciation Fund, and the Capital Appreciation Fund will be terminated. The proposed transaction described above is referred to in this Joint Prospectus/Proxy Statement as the "Reorganization."

     As a result of the Reorganization, each shareholder will receive, in exchange for his or her shares of the Capital Appreciation Fund, shares of the corresponding class of the Capital Fund with an aggregate value equal to the value of such shareholder's shares of the Capital Appreciation Fund, calculated as of the close of business on the Valuation Date. For example, Class A shareholders of the Capital Appreciation Fund would receive Class A shares of the Capital Fund.

     In addition, at or prior to the Closing, the Capital Appreciation Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Capital Appreciation Fund's shareholders all of the Capital Appreciation Fund's investment company income for all taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing.

     The Boards of Trustees of the Equity Trust and the Capital Trust, including the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the interests of existing shareholders of the Capital Appreciation Fund and the Capital Fund, respectively, will not be diluted as a result of the transactions contemplated by the Reorganization and that the Reorganization would be in the best interests of the shareholders of the Capital Appreciation Fund and the Capital Fund, respectively. See "Information About the Reorganization."

     The Board of Trustees of the Equity Trust recommends that the shareholders of the Capital Appreciation Fund vote FOR approval of the Plan of Reorganization.

     Approval of the Plan of Reorganization by the shareholders of the Capital Appreciation Fund is being sought before consummation of the Reorganization. The Equity Trust is using its best efforts to obtain the affirmative vote of the holders of a majority of the outstanding voting shares of such Fund (within the meaning of the 1940 Act), voting together as a single class, to approve the Plan of Reorganization on behalf of such Fund. A "majority" vote is defined in the 1940 Act as the vote of the holders of the lesser of (a) 67% or more of the voting shares of the Fund, voting together as a single class, present at the Meeting, if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (b) more than 50% of the outstanding voting shares of the Fund, voting together as a single class. If such an approval vote is not obtained, the Board of Trustees has discretion under the Master Trust Agreement of the Equity Trust to take such further action as it determines to be in the best interests of shareholders of the Capital Appreciation Fund. The Trustees of the Equity Trust have discretion under the Master Trust Agreement of the Trust to complete the reorganization even though the above described affirmative vote is not obtained. See "Voting Information."

     Tax Consequences. Counsel to the Capital Appreciation Fund and the Capital Fund has opined in part that, subject to customary assumptions and representations, upon consummation of the Reorganization and the transfer of substantially all of the assets of the Capital Appreciation Fund to the Capital Fund, neither of the Trusts nor any Fund shareholder will recognize gain or loss on the exchange of their shares. The receipt of such opinions upon the Closing is a condition to the Reorganization. See "Information About the Reorganization."

     Investment Objectives and Policies. The investment objectives, policies and restrictions of the Capital Appreciation Fund and the Capital Fund are substantially similar. There are, however, certain technical differences in the policies and restrictions of the Funds that do not relate to the current investment activities of the Funds. All policies and restrictions are discussed below under "Comparison of Investment Objectives and Policies."

     The investment objective of the Capital Appreciation Fund is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and of companies considered to be undervalued special situations.

     The investment objective of the Capital Fund is to seek maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and of companies considered to be undervalued special situations, as determined by the Capital Fund's investment manager.

     Management and Other Service Providers. The business affairs of the Equity Trust and the Capital Trust are managed by their respective Board of Trustees. For each of the Funds, State Street Research & Management Company (the "Investment Manager") serves as investment adviser, State Street Research Investment Services, Inc. serves as distributor (the "Distributor") and State Street Bank and Trust Company serves as custodian and as transfer agent and dividend paying agent ("SSBT").

     The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan Life Insurance Company ("Metropolitan Life"). SSBT is not affiliated with the Investment Manager, the Distributor, Metropolitan Life, the Trusts or the Funds. See "Management."

     Advisory Fees and Expenses. The following tables summarize the shareholder transaction expenses applicable to each Fund and the annual operating expenses for the Funds on an individual basis and for the Capital Fund on a pro forma basis after giving effect to the Reorganization. This table is followed by an example illustrating the effect of these expenses on a $1,000 investment in each Fund.

Shareholder Transaction Expenses Applicable to Capital Fund and Capital Appreciation Fund

                                           Class A   Class B   Class C   Class D
                                           -------   -------   -------   -------
Shareholder Transaction Expenses(1)
Maximum Sales Charge Imposed
    on Purchases
    (as a percentage of offering price).....  4.5%     None      None     None
Maximum Deferred Sales Charge
    (as a percentage of net asset
    value at time of purchase or
    redemption, whichever is lower)......... None(2)    5%       None      1%
Maximum Deferred Sales Charge
    Imposed on Reinvested Dividends
    (as a percentage of offering price) ....  None     None      None     None
Redemption Fees
    (as a percentage of amount
    redeemed, if applicable)................  None     None      None     None
Exchange Fees...............................  None     None      None     None


     (1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter, and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules.

     (2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption.

Table of Expenses of Capital Fund (individually and on a pro forma basis) and Capital Appreciation Fund (based on the fiscal year ended September 30, 1996 for Capital Fund and on the fiscal year ended June 30, 1996 for Capital Appreciation
Fund).

                                              Capital Fund                   Capital Appreciation Fund
                                              ------------                   -------------------------
                                 Class A  Class B   Class C  Class D   Class A   Class B   Class C   Class D
                                 -------  -------   -------  -------   -------   -------   -------   -------
Annual Fund Operating
   Expenses (as a percentage
   of average net assets)
Management Fees         .........0.75%     0.75%    0.75%    0.75%      0.75%      0.75%     0.75%   0.75%
12b-1 Fees.......................0.25%     1.00%    None     1.00%      0.25%      1.00%     None    1.00%

Other Expenses...................0.26%     0.26%    0.26%    0.26%      0.40%      0.40%     0.40%   0.40%
                                 -----     -----    -----    -----      -----      -----      -----   -----
Total Fund Operating Expenses    1.26%     2.01%    1.01%    2.01%      1.40%      2.15%     1.15%   2.15%
                                 =====     =====    =====    =====      =====      =====     =====   =====

                                       Pro Forma Capital Fund
                                       ----------------------
                                 Class A  Class B   Class C  Class D
                                 -------  -------   -------  -------
Annual Fund Operating
   Expenses (as a percentage
   of average net assets)
Management Fees..................0.75%     0.75%     0.75%     .75%
12b-1 Fees.......................0.25%     1.00%     None     1.00%
Other Expenses...................0.28%     0.28%     0.28%     .28%
                                 -----     -----     -----    ----
Total Fund Operating Expenses    1.28%     2.03%     1.03%    2.03%
                                 =====     =====     =====    ====

Example:

     You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

                                                  Capital Fund
                                                  ------------
                                   1 Year      3 Years     5 Years    10 Years
                                   ------      -------     -------    --------
Class A shares..................   $  57       $  83       $ 111      $ 190
Class B shares(1)...............   $  70       $  93       $ 128      $ 214
Class C shares..................   $  10       $  32       $   56     $ 124
Class D shares..................   $  30       $  63       $ 108      $ 234

                                          Capital Appreciation Fund
                                          -------------------------
                                   1 Year      3 Years     5 Years    10 Years
                                   ------      -------     -------    --------
Class A shares..................   $  59       $  87       $ 118      $ 205
Class B shares(1)...............   $  72       $  97       $ 135      $ 229
Class C shares..................   $  12       $  37       $   63     $ 140
Class D shares..................   $  32       $  67       $ 115      $ 248

                                            Pro Forma Capital Fund
                                            ----------------------
                                   1 Year     3 Years     5 Years     10 Years
                                   ------     -------     -------     --------
Class A shares..................   $  57       $  84       $ 112      $ 193
Class B shares(1)...............   $  71       $  94       $ 129      $ 217
Class C shares..................   $  11       $  33       $   57     $ 126
Class D shares..................   $  31       $  64       $ 109      $ 236

You would pay the following expenses on the same investment, assuming no redemption:

                                                  Capital Fund
                                                  ------------
                                   1 Year      3 Years     5 Years    10 Years
                                   ------      -------     -------    --------

Class B shares(1)...............   $  20       $  63       $ 108      $ 214
Class D shares..................   $  20       $  63       $ 108      $ 234


                                            Capital Appreciation Fund
                                            -------------------------
                                   1 Year      3 Years     5 Years    10 Years
                                   ------      -------     -------    --------

Class B shares(1)...............   $  22       $  67       $ 115      $ 229
Class D shares..................   $  22       $  67       $ 115      $ 248


                                            Pro Forma Capital Fund
                                            ----------------------
                                   1 Year     3 Years     5 Years     10 Years
                                   ------     -------     -------     --------

Class B shares(1)...............   $  21       $  64       $ 109      $ 217
Class D shares..................   $  21       $  64       $ 109      $ 236


     (1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

     The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

     Multiple Class Structure; Distribution Arrangements. Each Fund has outstanding and offers four classes of shares, which may be purchased through securities dealers which have entered into sales agreements with the Distributor at the next determined net asset value per share plus, in the case of all classes except the Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (the Class B and Class D shares). In the proposed Reorganization, shareholders of the Capital Appreciation Fund will receive the corresponding class of shares of the Capital Fund which they currently hold in the Capital Appreciation Fund. The Class A, Class B, Class C and Class D shares of the Capital Fund have identical arrangements with respect to the imposition of initial and contingent deferred sales charges and distribution and service fees as the comparable class of shares of the Capital Appreciation Fund. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Capital Fund Shares acquired by shareholders of the Capital Appreciation Fund pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization. However, holders of the Capital Fund Shares acquired as a result of the Reorganization would continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if they had continued to hold their shares of the Capital Appreciation Fund. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares of the Capital Fund, the holding period of the redeemed shares is "tacked" to the holding period of the Capital Appreciation Fund. See "Comparative Information on Distribution Arrangements."

     Dividends and Distributions. The Capital Fund's policy is to declare annually a dividend from net investment income and pay such dividend, if any, after year end. Distributions by the Capital Fund of capital gain net income will generally be made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. The Capital Appreciation Fund's policy is to declare and pay twice each year a dividend from net investment income, if any. Distributions of capital gain net income, if any, are generally made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. For both Funds, dividends from net investment income and distributions of capital gain net income are declared and paid to shareholders in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different distribution method).

     After the closing of the Reorganization, Capital Appreciation Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the Capital Fund and those shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the Capital Fund. The number of shares received in connection with any such reinvestment will be based upon the net asset value per share of the applicable class of shares of the Capital Fund in effect on the record date. See "Comparative Information on Shareholder Services."

     Exchange Rights. Each Fund currently has identical exchange privileges. Shareholders of the Capital Appreciation Fund may exchange their shares for shares of a corresponding class of shares, when available, of certain funds as determined by the Distributor, at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other such fund may similarly exchange their shares for shares of an available corresponding class of the Capital Appreciation Fund. See "Comparative Information on Shareholder Services."

     Redemption Procedures. Each Fund offers the same redemption features, including the acceptance of redemption requests by mail, telephone and wire, provided that applicable conditions are met. Any request to redeem shares of the Capital Appreciation Fund received and processed prior to the Reorganization will be treated as a redemption of shares of the Capital Appreciation Fund. Any request to redeem shares received or processed after the Reorganization will be treated as a request to redeem shares of the Capital Fund. See "Comparative Information on Shareholder Services."

     Minimum Account Size. Each Fund reserves the right to redeem an account if the aggregate value of the shares in such account is less than $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Currently, the maintenance fee is $18 annually. The Capital Fund shareholder accounts established pursuant to the Reorganization with a value of less than $1,500 will therefore be subject to redemption upon 60 days' prior notice or the annual maintenance fee; provided, however, that if a Capital Appreciation Fund shareholder has received such notice prior to the Reorganization, no additional notice will be sent by the Capital Fund and the 60-day notice period initiated by the Capital Appreciation Fund will not be tolled. During such 60-day period, a shareholder will have the option of avoiding such redemption or maintenance fee by increasing the value of the account to $1,500 or more.


                                  RISK FACTORS

     The investment risks of both Funds are generally similar because of the similarities of investment objectives and policies of the Funds. See "Comparison of Investment Objectives and Policies." Such risks are more fully discussed under the caption "The Fund's Investments" in the Prospectus of the Capital Fund enclosed with this Joint Prospectus/Proxy Statement and under the caption "The Fund's Investments" in the Prospectus of the Capital Appreciation Fund (available upon request).

     There are risks in any investment program, and there is no assurance that either Fund will achieve its investment objective. Because of the Funds' investment policies, the Funds are subject to above-average risks. The Funds generally are designed for investors who want an aggressive investment and can tolerate volatility and possible losses. An investment in either Fund should be part of a balanced investment program which includes more conservative investments.

     Because the Funds invest primarily in emerging growth and special situation companies, the value of the Funds' shares may fluctuate more widely than the value of shares of a mutual fund that invests in more established companies. Securities held by the Funds, particularly those traded over-the-counter, may have limited marketability and may be subject to more abrupt or erratic market movements over time than securities of larger, more seasoned companies or the market as a whole.

                         REASONS FOR THE REORGANIZATION

     In reaching the decision to recommend that the shareholders of the Capital Appreciation Fund vote to approve the Reorganization, the Board of Trustees of the Equity Trust, including the Trustees who are not interested persons of the Equity Trust, concluded that the Reorganization would be in the best interests of the Capital Appreciation Fund and that the interests of existing shareholders of the Capital Appreciation Fund will not be diluted as a consequence thereof. Similarly, the Board of Trustees of the Capital Trust, including the Trustees who are not interested persons of the Capital Trust, concluded that the Reorganization would be in the best interests of the Capital Fund and that the interests of existing shareholders of the Capital Fund will not be diluted as a consequence thereof. In making these determinations, each Board of Trustees considered a number of factors, including the efficiencies resulting from combining the operations of two separate funds with the same investment objective, the same investment manager, similar portfolios, the same multiple class structure, the same sales load structure and similar investment restrictions and policies.

     Because each of the Funds proposed to be combined has the same investment objective and substantially similar investment restrictions and policies, combining the assets of the two Funds, could, over time, produce economies of scale. In particular, greater portfolio diversification and more efficient portfolio management could result from a larger asset base. Greater diversification is expected to be beneficial to shareholders because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the portfolio as a whole. Because each Fund has the same investment adviser, custodian and distributor, combining the Funds could, over time, produce administrative economies of scale resulting in net benefits to the Funds' shareholders. Each Board of Trustees considered, among other things, the benefit to the Funds of elimination of the duplication of certain shareholder services, such as producing separate prospectuses and shareholder reports.

     The Board of Trustees of the Equity Trust believes that the proposed Reorganization is in the best interests of the shareholders of the Capital Appreciation Fund and recommends that shareholders of the Capital Appreciation Fund vote FOR the Reorganization.


                      INFORMATION ABOUT THE REORGANIZATION

     At meetings held on February 5, 1997, the Boards of Trustees of each Trust approved the Plan of Reorganization substantially in the form set forth as Exhibit A to this Joint Prospectus/Proxy Statement.

     Plan of Reorganization. The Plan of Reorganization provides that, at the Closing, the Capital Fund will acquire all of the assets of the Capital Appreciation Fund (subject to the assumption by the Capital Fund of certain of the liabilities of the Capital Appreciation Fund, including those liabilities reflected on an unaudited statement of assets and liabilities) in exchange for Capital Fund Shares. The aggregate net asset value of full and fractional Capital Fund Shares to be issued to shareholders of the Capital Appreciation Fund will equal the value of the aggregate net assets of the Capital Appreciation Fund as of the close of business on the Valuation Date. The number of Class A, Class B, Class C and Class D shares to be issued to the Capital Appreciation Fund will be determined by dividing (a) the aggregate net assets in each class of shares of the Capital Appreciation Fund by (b) the net asset value per Class A, Class B, Class C and Class D share, respectively, of the Capital Fund, each computed as of the close of business on the Valuation Date. Portfolio securities of the Capital Appreciation Fund and the Capital Fund will be valued in accordance with the valuation practices of the Capital Fund which are described under the caption "Purchase of Shares" in the Capital Fund Prospectus and which are substantially identical to those of the Capital Appreciation Fund.

     The Capital Fund will assume certain liabilities, including all expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Capital Appreciation Fund prepared as of the close of business on the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period. Such statement of assets and liabilities will reflect all liabilities known to the Capital Appreciation Fund and the Capital Fund as of the date thereof. At or prior to the Closing, the Capital Appreciation Fund shall declare a dividend or dividends which, together with all prior such dividends, shall have the effect of distributing to the Capital Appreciation Fund's shareholders all of the Capital Appreciation Fund's investment company income for all taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing.

     At or as soon as practicable after the Closing, the Capital Appreciation Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Valuation Date the full and fractional Capital Fund Shares received by the Capital Appreciation Fund. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of the Capital Fund in the name of each such shareholder of the Capital Appreciation Fund, representing the respective pro rata number of full and fractional Capital Fund Shares due such shareholder. All of the Capital Fund's future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of the Capital Fund at the price in effect as described in the Capital Fund's Prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the Capital Appreciation Fund's transfer agent. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the Capital Appreciation Fund will be deemed for all purposes to evidence ownership of the number of Capital Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates originally representing shares of Class A or Class C of the Capital Appreciation Fund will be rendered null and void and nonnegotiable; upon special request and surrender of such certificates to SSBT as transfer agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Capital Fund Shares issuable with respect thereto. All Class B and Class D shares of the Capital Fund are held of record in book entry form and no certificates for such shares will be issued.

     Notwithstanding approval by shareholders of the Capital Appreciation Fund, the Plan of Reorganization may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective Board of Trustees, officers or shareholders, by either party on written notice to the other party if circumstances should develop that, in the opinion of either of the Trusts, make proceeding with the Reorganization inadvisable. The Plan of Reorganization may be amended, waived or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Equity Trust and the Capital Trust; provided, however, that following the Meeting, no such amendment, waiver or supplement may have the effect of changing the provision for determining the number of Capital Fund Shares to be issued to the Capital Appreciation Fund shareholders to the detriment of such shareholders without their further approval. The expenses incurred in connection with entering into and carrying out the provisions of the Plan of Reorganization, whether or not the Reorganization is consummated, will be shared evenly by the two Funds.

     Description of Capital Fund Shares. Full and fractional shares of the Capital Fund will be issued to the Capital Appreciation Fund shareholders in accordance with the procedures under the Plan of Reorganization as described above. Each share will be fully paid and nonassessable by the Capital Trust when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Trustees of the Capital Trust may grant in its discretion.

     Federal Income Tax Consequences. Counsel to the Capital Appreciation Fund and the Capital Fund, Goodwin, Procter & Hoar LLP has opined that, subject to customary assumptions and representations, on the basis of the existing provisions of the

Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes: (a) the transfer of all or substantially all of the Capital Appreciation Fund's assets solely in exchange for the Capital Fund Shares and the assumption by the Capital Fund of certain liabilities of the Capital Appreciation Fund, and the distribution of such shares to the shareholders of the Capital Appreciation Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1)(C); the Capital Fund and the Capital Appreciation Fund will each be a "party to a reorganization" within the meaning of Section 368(b); (b) no gain or loss will be recognized by the Capital Appreciation Fund on the transfer of the Capital Appreciation Fund's assets to the Capital Fund in exchange for the Capital Fund Shares and the assumption by the Capital Fund of certain liabilities of the Capital Appreciation Fund or upon the distribution of the Capital Fund Shares to the Capital Appreciation Fund's shareholders in exchange for their shares of the Capital Appreciation Fund; (c) the tax basis of the Capital Appreciation Fund's assets acquired by the Capital Fund will be the same to the Capital Fund as the tax basis of such assets to the Capital Appreciation Fund immediately prior to the Reorganization, and the holding period of the assets of the Capital Appreciation Fund in the hands of the Capital Fund will include the period during which those assets were held by the Capital Appreciation Fund; (d) no gain or loss will be recognized by the Capital Fund upon the receipt of the assets of the Capital Appreciation Fund solely in exchange for the Capital Fund Shares and the assumption by the Capital Fund of certain liabilities of the Capital Appreciation Fund; (e) no gain or loss will be recognized by shareholders of the Capital Appreciation Fund upon the receipt of the Capital Fund Shares by such shareholders, provided such shareholders receive solely Capital Fund Shares (including fractional shares) in exchange for their Capital Appreciation Fund's shares; (f) the aggregate tax basis of the Capital Fund Shares, including any fractional shares, received by each shareholder of the Capital Appreciation Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Capital Appreciation Fund's shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Capital Fund shares including fractional shares, to be received by each shareholder of the Capital Appreciation Fund will include the period during which the Capital Appreciation Fund's shares exchanged therefor were held by such shareholder (provided that the Capital Appreciation Fund's shares were held as a capital asset on the date of the Reorganization.) The receipt of such opinions upon the Closing is a condition to the consummation of the Reorganization. If the transfer of the assets of the Capital Appreciation Fund in exchange for Capital Fund Shares and the assumption by the Capital Fund of the liabilities of the Capital Appreciation Fund do not constitute a tax-free reorganization, each Capital Appreciation Fund shareholder will recognize gain or loss equal to the difference between the value of Capital Fund Shares such shareholder acquires and the tax basis of such shareholder's Capital Appreciation Fund shares.

     Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Funds should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

     Capitalization. The following table sets forth the capitalization of the Capital Appreciation Fund and the Capital Fund as of January 31, 1997, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of 0.88676, 0.88873, 0.88936 and 0.90269 for Class A, Class B, Class C and Class D shares, respectively, of the Capital Fund issued for each Class A, Class B, Class C and Class D share, respectively, of the Capital Appreciation Fund.


                              Capital Fund    Capital Appreciation Fund     Combined After
                              ------------    -------------------------   Reorganization(1)
                                                                          -----------------
Net assets (in millions)          $756.0             $ 760.1                $ 1,516.1
Net asset value per share
    Class A                        $13.71              $12.16                   $13.71
    Class B                        $13.31              $11.83                   $13.31
    Class C                        $13.89              $12.35                   $13.89
    Class D                        $13.33              $11.87                   $13.33
Shares outstanding
    Class A                     8,843,918          32,715,718               37,854,894
    Class B                    30,516,200          16,411,349               45,101,409
    Class C                     2,599,960          13,156,962               14,301,224
    Class D                    14,425,346             479,068               14,851,873

     (1) The table set forth above should not be relied on to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

     The Boards of Trustees of the Equity Trust and the Capital Trust do not know of any person who owned of record or beneficially 5% or more of the total outstanding shares of either Fund as of March 31, 1997. As of March 31, 1997, the Trustees and principal officers of the Equity Trust as a group owned less than 1% of the outstanding shares of the Capital Appreciation Fund. Also as of such date, the Trustees and principal officers of the Capital Trust as a group owned less than 1% of the outstanding shares of the Capital Fund.

         The Investment Manager and its affiliates have indicated to the Equity Trust that with respect to their shares of the Capital Appreciation Fund, they intend to vote for and against the proposal in the same relative proportion as do the other shareholders of the Capital Appreciation Fund who cast votes at the Meeting.


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     Information about the investment objectives and policies of the Capital Appreciation Fund and the Capital Fund is summarized below. More complete information regarding the same is set forth in the Prospectus of the Capital Fund dated February 1, 1997 which is incorporated by reference herein and enclosed herewith, the Prospectus of the Capital Appreciation Fund dated November 1, 1996 which is incorporated by reference herein, and in the Statement of Additional Information which has been filed with the Securities and Exchange Commission in connection with the Reorganization. Shareholders should consult such Prospectuses and the Statement of Additional Information for a more thorough comparison.

     Investment Objectives. The investment objective of the Capital Appreciation Fund is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and of companies considered to be undervalued special situations.

     The investment objective of the Capital Fund is to seek maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and of companies considered to be undervalued special situations, as determined by the Capital Fund's investment manager.

     Although the language used by each Fund to define its respective investment objective differs slightly, the investment objective of each Fund and the investment strategies used in seeking to achieve such objective are substantially similar. Both Funds generally invest in common stocks of emerging growth companies and of companies considered to be undervalued special situations, pursue substantially similar strategies of achieving their investment objective and are subject to similar investment restrictions.

     Investment Restrictions. While the investment restrictions of the Capital Appreciation Fund are similar in certain respects to those of the Capital Fund, there are subtle differences. Set forth below are the existing investment restrictions of the Capital Appreciation Fund and the investment restrictions of the Capital Fund. Additional information on the investment restrictions and policies of each Fund is set forth in each Fund's Statement of Additional Information. The investment objective of each Fund and certain of the investment restrictions of each Fund are deemed fundamental, which means that they may not be changed without the approval of a majority of such Fund's outstanding voting securities (as defined in the 1940 Act). Investment restrictions which are not deemed fundamental may be changed without shareholder approval.


                    Capital Fund                    Capital Appreciation Fund
                    ------------                    -------------------------

Diversification     Fundamental                     Fundamental
                    restriction which               restriction which
                    prohibits the                   prohibits the
                    Capital Fund from               Capital Appreciation
                    purchasing a                    Fund from purchasing
                    security of any                 a security if the
                    issuer if such                  transaction would
                    purchase at the time            result in more than
                    thereof would cause             5% of the Capital
                    more than five                  Appreciation Fund's
                    percent (5%) of the             total assets being
                    total assets of the             invested in any one
                    Capital Fund to be              issuer, except that
                    invested in the                 this restriction
                    securities of any               does not apply to
                    one issuer; but this            investments in
                    restriction shall               securities issued or
                    not apply to                    guaranteed by the
                    obligations of the              U.S. Government or
                    government of the               its agencies or
                    United States of                instrumentalities.
                    America or to
                    obligations of any
                    corporation
                    organized under a
                    general Act of
                    Congress if such
                    corporation is an
                    instrumentality of
                    the United States.


                    Fundamental                     Fundamental
                    restriction which               restriction which
                    prohibits the                   prohibits the
                    Capital Fund from               Capital Appreciation
                    purchasing the                  Fund from investing
                    securities of any               in a security if the
                    issuer if such                  transaction would
                    purchase at the time            result in the
                    thereof would cause             Capital Appreciation
                    more than ten                   Fund's owning more
                    percent (10%) of any            than 10% of the
                    class of securities             outstanding voting
                    of such issuer (as              securities of an
                    disclosed by the                issuer, except that
                    last available                  this restriction
                    financial statement             does not apply to
                    of such issuer) to              investments in
                    be held by the                  securities issued or
                    Capital Fund.                   guaranteed by the
                                                    U.S. Government or
                                                    its agencies or
                                                    instrumentalities.

Unseasoned          Nonfundamental                  Same.
Issuers             restriction which
                    prohibits the
                    Capital Fund from
                    investing more than
                    5% of its total
                    assets in securities
                    of private companies
                    including
                    predecessors with
                    less than three
                    years' continuous
                    operations, except
                    (a) securities
                    guaranteed or backed
                    by an affiliate of
                    the issuer with
                    three years'
                    continuous
                    operations, (b)
                    securities issued or
                    guaranteed as to
                    principal or
                    interest by the U.S.
                    Government, or its
                    agencies or
                    instrumentalities,
                    or a mixed-ownership
                    Government
                    corporation, (c)
                    securities of
                    issuers with debt
                    securities rated at
                    least "BBB" by
                    Standard & Poor's
                    Corporation or "Baa"
                    by Moody's
                    Investor's Service,
                    Inc. (or their
                    equivalent by any
                    other nationally
                    recognized
                    statistical rating
                    organization) or
                    securities of
                    issuers considered
                    by the Investment
                    Manager to be
                    equivalent, (d)
                    securities issued by
                    a holding company
                    with at least 50% of
                    its assets invested
                    in companies with
                    three years of
                    continuous
                    operations including
                    predecessors, and
                    (e) securities which
                    generate income
                    which is exempt from
                    local, state or
                    federal taxes;
                    provided that the
                    Capital Fund may
                    invest up to 15% in
                    such issuers so long
                    as such investments
                    plus investments in
                    restricted
                    securities (other
                    than those which are
                    eligible for resale
                    under Rule 144A,
                    Regulation S or
                    other exemptive
                    provisions) do not
                    exceed 15% of the
                    Capital Fund's total
                    assets.



Senior              Fundamental                     Same.
Securities          restriction which
----------          prohibits the
                    Capital Fund
                    from issuing senior securities.

Underwriting        Fundamental                     Fundamental
                    restriction which               restriction which
                    prohibits the                   prohibits the
                    Capital Fund from               Capital Appreciation
                    underwriting or                 Fund from
                    participating in the            underwriting or
                    marketing of                    participating in the
                    securities of other             marketing of
                    issuers, although               securities of other
                    the Capital Fund                issuers, although
                    may, acting alone or            the Capital
                    in syndicates or                Appreciation Fund
                    groups purchase or              may, acting alone or
                    otherwise acquire               in syndicates or
                    securities of other             groups, if
                    issuers for                     determined by the
                    investment either               Equity Trust's Board
                    from the issuers or             of Trustees,
                    from persons in a               purchase or
                    control relationship            otherwise acquire
                    with the issuers or             securities of other
                    from underwriters of            issuers for
                    such securities [as             investment, either
                    a matter of                     from the issuers or
                    interpretation,                 from persons in a
                    which is not part of            control relationship
                    the fundamental                 with the issuers or
                    policy, this                    from underwriters of
                    restriction does not            such securities [as
                    apply to the extent             a matter of
                    that, in connection             interpretation,
                    with the disposition            which is not part of
                    of the Capital                  the fundamental
                    Fund's securities,              policy, this
                    the Capital Fund may            restriction does not
                    be deemed to be an              apply to the extent
                    underwriter under               that, in connection
                    certain federal                 with the disposition
                    securities laws].               of the Capital
                                                    Appreciation Fund's
                                                    securities, the
                                                    Capital Appreciation
                                                    Fund may be deemed
                                                    to be an underwriter
                                                    under certain
                                                    federal securities
                                                    laws].


Real Estate         Fundamental                     Fundamental
                    restriction which               restriction which
                    prohibits the                   prohibits the
                    Capital Fund from               Capital Appreciation
                    investing in real               Fund from purchasing
                    property or real                or selling real
                    estate mortgage                 estate in fee simple
                    loans.                          or real estate
                                                    mortgage loans.

Commodities         Fundamental                     Same.
                    restriction which
                    prohibits the
                    Capital Fund from
                    investing in
                    physical commodities
                    or physical
                    commodity contracts
                    or options in excess
                    of 10% of the
                    Capital Fund's total
                    assets, except that
                    investments in
                    essentially
                    financial items or
                    arrangements such
                    as, but not limited
                    to, swap
                    arrangements,
                    hybrids, currencies,
                    currency and other
                    forward contracts,
                    futures contracts
                    and options on
                    futures contracts on
                    securities,
                    securities indices,
                    interest rates and
                    currencies shall not
                    be deemed
                    investments in
                    commodities or
                    commodities
                    contracts.



Margin              Nonfundamental                  Nonfundamental
Purchases,          restriction which               restriction which
Short Sales         prohibits the                   prohibits the
and                 Capital Fund from               Capital Appreciation
Options             purchasing                      Fund from purchasing
                    securities on margin            securities on
                    or making short                 margin, making a
                    sales of securities             short sale of any
                    except for short                securities or
                    sales "against the              purchasing or
                    box"; provided that             dealing in puts,
                    the Capital Fund may            calls, straddles or
                    make short sales if             spreads with respect
                    such positions are              to any security,
                    fully collateralized            except in connection
                    and if not more than            with the purchase or
                    5% of the Capital               writing of options,
                    Fund's net assets               including options on
                    (taken at current               financial futures,
                    value) are held as              and futures
                    collateral for such             contracts to the
                    short sales at any              extent set forth in
                    time; and, for the              the Equity Trust's
                    purpose of this                 Prospectus and
                    restriction, escrow             Statement of
                    or custodian                    Additional
                    receipts or letters,            Information.
                    margin or
                    safekeeping
                    accounts, or similar
                    arrangements used in
                    the industry in
                    connection with the
                    trading of futures,
                    options and forward
                    commitments are not
                    deemed to involve
                    the purchase of
                    securities on
                    margin.

                    Nonfundamental
                    restriction which
                    prohibits the
                    Capital Fund from
                    engaging in
                    transactions in
                    options except that
                    investments in
                    essentially
                    financial items or
                    arrangements such
                    as, but not limited
                    to, options on
                    securities,
                    securities indices,
                    interest rates and
                    currencies, and
                    options on futures
                    on securities,
                    securities indices,
                    interest rates and
                    currencies shall not
                    be deemed
                    investments in
                    options.


Lending             Fundamental                     Same.
                    restriction which
                    prohibits the
                    Capital Fund from
                    lending money;
                    however, the Capital
                    Fund may lend
                    portfolio securities
                    and purchase bonds,
                    debentures, notes
                    and similar
                    obligations (and
                    enter into
                    repurchase
                    agreements with
                    respect thereto).

Illiquid            Nonfundamental                  Same.
Securities and      restriction which
Restricted          prohibits the
Securities          Capital Fund from
                    purchasing any
                    security or entering
                    into a repurchase
                    agreement if as a
                    result more than 15%
                    of its net assets
                    would be invested in
                    securities that are
                    illiquid (including
                    repurchase
                    agreements not
                    entitling the holder
                    to payment of
                    principal and
                    interest within
                    seven days).

                    Nonfundamental
                    restriction which
                    prohibits the
                    Capital Fund from
                    investing more than
                    15% of its net
                    assets in restricted
                    securities of all
                    types (including not
                    more than 5% of its
                    net assets in
                    restricted
                    securities which are
                    not eligible for
                    resale pursuant to
                    Rule 144A,
                    Regulation S or
                    other exemptive
                    provisions under the
                    Securities Act of
                    1933).

Oil and Gas         Fundamental                     Same.
                    restriction which
                    prohibits the
                    Capital Fund from
                    investing in oil,
                    gas or other mineral
                    exploration or
                    development programs
                    (provided that the
                    Capital Fund may
                    invest in securities
                    issued by or which
                    are based directly
                    or indirectly, on
                    the credit of
                    companies which
                    invest in or sponsor
                    such programs).


Industry            Fundamental                     Same.
Concentration       restriction which
                    prohibits the
                    Capital Fund from
                    making any
                    investment which
                    would cause more
                    than 25% of the
                    value of the Capital
                    Fund's total assets
                    to be invested in
                    securities of
                    issuers principally
                    engaged in any one
                    industry (for
                    purposes of this
                    restriction (a)
                    utilities will be
                    divided according to
                    their services so
                    that, for example,
                    gas, gas
                    transmission,
                    electric and
                    telephone companies
                    will each be deemed
                    in a separate
                    industry, (b) oil
                    and oil related
                    companies will be
                    divided by type so
                    that, for example,
                    oil production
                    companies, oil
                    service companies
                    and refining and
                    marketing companies
                    will each be deemed
                    in a separate
                    industry and (c)
                    securities issued or
                    guaranteed by the
                    U.S. Government or
                    its agencies or
                    instrumentalities
                    shall be excluded).

Borrowing           Fundamental                     Fundamental
                    restriction which               restriction which
                    prohibits the                   prohibits the
                    Capital Fund from               Capital Appreciation
                    borrowing money                 Fund from borrowing
                    (through reverse                money (through
                    repurchase                      reverse repurchase
                    agreements or                   agreements or
                    otherwise) except               otherwise) except
                    for extraordinary               for extraordinary
                    and emergency                   and emergency
                    purposes, such as               purposes, such as
                    permitting                      permitting
                    redemption requests             redemption requests
                    to be honored, and              to be honored, and
                    then not in an                  then not in an
                    amount in excess of             amount in excess of
                    10% of the value of             10% of the value of
                    its net assets,                 its total assets,
                    provided that                   provided that
                    additional                      additional
                    investments will be             investments will be
                    suspended during any            suspended during any
                    period when                     period when
                    borrowings exceed 5%            borrowings exceed 5%
                    of the Capital                  of the Capital
                    Fund's net assets,              Appreciation Fund's
                    and provided further            total assets, and
                    that reverse                    provided further
                    repurchase                      that reverse
                    agreements shall not            repurchase
                    exceed 5% of the                agreements shall not
                    Capital Fund's net              exceed 5% of the
                    assets. The Board of            Capital Appreciation
                    Trustees of the                 Fund's total assets.
                    Capital Trust may               Reverse repurchase
                    authorize the                   agreements occur
                    borrowing of money              when the Capital
                    only on an unsecured            Appreciation Fund
                    basis for the                   sells money market
                    general purposes of             securities and
                    the Capital Fund and            agrees to repurchase
                    may authorize the               such securities at
                    issue therefor of               an agreed-upon
                    notes or debentures             price, date and
                    of the Capital Fund,            interest payment.
                    but no money shall              The Capital
                    be borrowed by the              Appreciation Fund
                    Capital Fund except             would use its
                    pursuant to the                 proceeds from the
                    authority of such               transaction to buy
                    Board of Trustees,              other money market
                    and no borrowings by            securities, which
                    the Capital Fund                are either maturing
                    shall be authorized             or under the terms
                    to an aggregate                 of a resale
                    amount greater than             agreement, on the
                    ten percent, as                 same day as (or day
                    noted, of the net               prior to) the
                    assets of the                   expiration of the
                    Capital Fund.                   reverse repurchase
                                                    agreement, and would
                                                    employ a reverse
                                                    repurchase agreement
                                                    when interest income
                                                    from investing the
                                                    proceeds of the
                                                    transaction is
                                                    greater than the
                                                    interest expense of
                                                    the reverse
                                                    repurchase
                                                    transaction.

Issues Held by      Fundamental                     Nonfundamental
Directors,          restriction which               restriction which
Officers or         prohibits the                   prohibits the
Affiliates          Capital Fund from               Capital Appreciation
                    purchasing for, or              Fund from purchasing
                    retaining in, its               or retaining any
                    portfolio any                   security of an
                    security of an                  issuer if, to the
                    issuer if, to the               knowledge of the
                    knowledge of the                Equity Trust, those
                    Capital Fund, those             of its officers and
                    of its officers and             Trustees and
                    directors and                   officers and
                    officers and                    directors of its
                    directors of its                investment advisers
                    investment adviser              who individually own
                    who individually own            more than 1/2 of 1%
                    beneficially more               of the securities of
                    than 1/2 of 1% of               such issuer, when
                    the securities of               combined, own more
                    such issuer, when               than 5% of the
                    combined, own                   securities of such
                    beneficially more               issuer taken at
                    than 5% of the                  market.
                    securities of such
                    issuer taken at
                    market.

Pledging            Nonfundamental                  Same.
                    restriction which
                    prohibits the
                    Capital Fund from
                    hypothecating,
                    mortgaging or
                    pledging any of its
                    assets except as may
                    be necessary in
                    connection with
                    permitted borrowings
                    and then not in
                    excess of 15% of the
                    Capital Fund's total
                    assets, taken at
                    cost (for the
                    purpose of this
                    restriction
                    financial futures,
                    options on financial
                    futures and forward
                    currency exchange
                    contracts are not
                    deemed to involve a
                    pledge of assets).



Control             Nonfundamental                  Same.
                    restriction which
                    prohibits the
                    Capital Fund from
                    investing in
                    companies for the
                    purpose of
                    exercising control
                    over their
                    management, although
                    the Capital Fund may
                    from time to time
                    present its views on
                    various matters to
                    the management of
                    issuers in which it
                    holds investments.


Other               Nonfundamental                  Nonfundamental
Investment          restriction which               restriction which
Companies           prohibits the                   prohibits the
                    Capital Fund from               Capital Appreciation
                    purchasing a                    Fund from acquiring
                    security issued by              any security issued
                    another investment              by any other
                    company, except to              investment company
                    the extent permitted            (the "acquired
                    under the 1940 Act              company") if
                    or except by                    immediately after
                    purchases in the                such acquisition the
                    open market                     Capital Fund and all
                    involving only                  companies controlled
                    customary brokers'              by the Capital Fund,
                    commissions, or                 if any, would own in
                    securities acquired             the aggregate (i)
                    as dividends or                 more than 3% of the
                    distributions or in             outstanding voting
                    connection with a               stock of the
                    merger,                         acquired company,
                    consolidation or                (ii) securities
                    similar transaction             issued by the
                    or other exchange.              acquired company
                                                    having an aggregate
                                                    value in excess of
                                                    5% of the Capital
                                                    Appreciation Fund's
                                                    total assets or
                                                    (iii) securities
                                                    issued by the
                                                    acquired company and
                                                    all other investment
                                                    companies (other
                                                    than treasury stock
                                                    of the Capital
                                                    Appreciation Fund)
                                                    having an aggregate
                                                    value in excess of
                                                    10% of the Capital
                                                    Appreciation Fund's
                                                    total assets, except
                                                    to complete a
                                                    merger,
                                                    consolidation or
                                                    other acquisition of
                                                    assets.

Warrants            Nonfundamental                  Same.
                    restriction which
                    prohibits the
                    Capital Fund from
                    investing in
                    warrants more than
                    5% of the value of
                    its total assets,
                    taken at the lower
                    of cost or market
                    value (warrants
                    initially attached
                    to securities and
                    acquired by the
                    Capital Fund upon
                    original issuance
                    thereof shall be
                    deemed to be without
                    value).


Arbitrage           No restriction.                 Fundamental
Transactions                                        restriction which
                                                    prohibits the
                                                    Capital Appreciation
                                                    Fund from conducting
                                                    arbitrage
                                                    transactions
                                                    (provided that
                                                    investments in
                                                    futures and options
                                                    for hedging purposes
                                                    shall not be deemed
                                                    arbitrage
                                                    transactions).


              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

     Class A shares of each Fund are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

     Class B shares of each Fund are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of these shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

     Class C shares of each Fund are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

     Class D shares of each Fund are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

     Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Capital Fund

Shares acquired by shareholders of the Capital Appreciation Fund pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization. However, holders of the Capital Fund Shares acquired as a result of the Reorganization would continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if they had continued to hold their shares of the Capital Appreciation Fund.

     Each Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (a "Distribution Plan") in accordance with the regulations promulgated under the 1940 Act. Under the provisions of each Fund's Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

Class of Shares
of Each Fund               Service Fee                  Distribution Fee
------------               -----------                  ----------------
    A                         0.25%                           None
    B                         0.25%                           0.75%
    C                         None                            None
    D                         0.25%                           0.75%

     Some or all of the service fees are used to pay or reimburse securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) (including dealers that are affiliates of the Distributor) for personal services and/or the maintenance or servicing of shareholder accounts. In addition, the Distributor generally pays an initial commission to dealers for the sale of shares of each Fund with a portion of such commission representing payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares of a Fund are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B or Class D shares of a Fund are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and/or the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers. Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid to affiliates by a Fund), have also been authorized pursuant to the Distribution Plan.

     Class A shares of the Funds may be purchased without a sales charge by certain Trustees, directors, officers, employees, their relatives and other persons directly or indirectly related to the Funds or affiliated entities. Class A shares of the Funds may also be sold at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements or managed fee-based programs.


                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

     Each Fund offers the same shareholder services, including the Open Account System, reinvestment privileges, a systematic withdrawal plan, a dividend allocation plan, telephone purchases, telephone exchanges, telephone redemptions and access to the Investamatic Program, an automatic investment program. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the applicable class of shares of such Fund in effect on the record date.

     Each Fund currently has identical exchange privileges. Shareholders of the Capital Appreciation Fund may exchange their shares for shares of a corresponding class of shares, when available, of certain mutual funds as determined by the Distributor, at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other such fund may similarly exchange their shares for shares of an available corresponding class of the Capital Appreciation Fund.

     Each Fund offers the same redemption features, including the acceptance of redemption request by mail, telephone and wire, provided that applicable conditions are met. Any request to redeem shares of the acquired Fund received and processed prior to the Reorganization will be treated as a redemption of shares of the Capital Appreciation Fund. Any request to redeem shares received or processed after the Reorganization will be treated as a request to redeem shares of the Capital Fund.

     Because each Fund currently offers the same shareholder services, after the closing of the proposed Reorganization the same services will continue to be available to the shareholders of the Capital Appreciation Fund but only as Capital Fund shareholders.


                                   FISCAL YEAR

      The Capital Fund operates on a fiscal year ending September 30, while the fiscal year of the Capital Appreciation Fund is June 30.

                                   PERFORMANCE

Capital Fund
------------

     A discussion of the performance of the Capital Fund for the fiscal year ended September 30, 1996, plus updated data through the period ended December 31, 1996, are set forth below:

Change In Value Of $10,000 Based on The Standard & Poor's 500 Composite Index Compared to Change in Value of $10,000 Invested in the Capital Fund


   [plot points for line chart]

               Class A Shares
         Average Annual Total Return
1 Year                   5 Years    10 Years
+5.16%                   +19.69%     +17.27%

9/86                    9550           10000
9/87                   13622           14342
9/88                   11720           12565
9/89                   15697           16706
9/90                   12430           15162
9/91                   19126           19876
9/92                   20529           22071
9/93                   31824           24933
9/94                   32622           25850
9/95                   44677           33529
9/96                   49197           40343

   [end of plot points for line chart]

   [plot points for line chart]

               Class B Shares
           Average Annual Total Return
1 Year                5 Years         10 Years
+4.33%                +20.04%         +17.54%

9/86                   10000           10000
9/87                   14263           14342
9/88                   12272           12565
9/89                   16436           16706
9/90                   13015           15162
9/91                   20028           19876
9/92                   21497           22071
9/93                   33266           24933
9/94                   33862           25850
9/95                   46018           33529
9/96                   50313           40343

   [end of plot points for line chart]

   [plot points for line chart]

                Class C Shares
           Average Annual Total Return
1 Year                5 Years        10 Years
+10.41%               +21.09%         +17.95%

9/86                   10000           10000
9/87                   14263           14342
9/88                   12272           12565
9/89                   16436           16706
9/90                   13015           15162
9/91                   20028           19876
9/92                   21497           22071
9/93                   33420           24933
9/94                   34392           25850
9/95                   47219           33529
9/96                   52134           40343

   [end of plot points for line chart]

   [plot points for line chart]

                 Class D Shares
           Average Annual Total Return
1 Year                 5 Years        10 Years
+8.23%                 +20.26%        +17.55%

9/86                   10000           10000
9/87                   14263           14342
9/88                   12272           12565
9/89                   16436           16706
9/90                   13015           15162
9/91                   20028           19876
9/92                   21497           22071
9/93                   33234           24933
9/94                   33898           25850
9/95                   46125           33529
9/96                   50384           40343

   [end of plot points for line chart]

   [solid line] Capital Fund

   [dotted line] S&P 500

     During the fiscal year ended September 30, 1996, the Capital Fund's short-term performance was hindered somewhat by the decline in technology stocks in the fall of 1995 as well as by the July 1996 correction, which was led by a sell-off in smaller, more aggressive growth stocks. The Capital Fund's performance rebounded following both events.

     The Capital Fund benefited from holdings in a number of industry sectors, most notably, retail, computer software and service, business service, and hotel and restaurant stocks. The Capital Fund underperformed its peer group, but proved to be a stronger performer in the second half of the period, beating the average total return for its Lipper category (without taking sales charges into account).

     Management made a number of changes to the Capital Fund, including reducing its overall position in technology stocks but focusing holdings in the area of computer software and service. As of September 30, 1996, software and service stocks represented 12.3% of the portfolio.

     Management added to the Capital Fund's position in retail and business service stocks. Retail, as of September 30, 1996, made up 14.2% of the portfolio. Business service stocks accounted for another 7.8% of the portfolio.

     Management also added to the portfolio's hotel and restaurant stocks, which represented 10.7% of the portfolio as of September 30, 1996.

     Average Annual Total Return for periods ended December 31, 1996 for the Capital Fund:



                      1 year               5 years               10 years
                      ------               -------               --------
Class A               2.72%                 13.66%                16.13%
Class B               1.78%                 13.89%                16.37%
Class C               7.81%                 14.99%                16.81%
Class D               5.76%                 14.16%                16.39%


Capital Appreciation Fund
-------------------------

     Average Annual Total Return for periods ended December 31, 1996 for the Capital Appreciation Fund:


                     1 year               5 years               10 years
                     ------               -------               --------
Class A              1.06%                 11.61%                15.90%
Class B              0.10%                 11.88%                16.17%
Class C              6.10%                 12.94%                16.59%
Class D              4.18%                 12.19%                16.20%

Supplemental Information on Performance for Both Funds
------------------------------------------------------

     All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. During the periods prior to 1993 that shares were not offered to the general public, the Capital Fund was not subject to the cash inflows and higher level of redemptions and expenses that have occurred during the Fund's current, continuous public offering. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a specified class includes periods prior to 1993, when the Funds adopted multiple class shares, which resulted in new or increased 12b-1 fees of up to 1% per class, and which will reduce subsequent performance. Returns reflect maximum Class A 4.5% front-end sales charge and Class B 5% or Class D 1% contingent deferred sales charge, where applicable. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. The Standard & Poor's 500 Composite Index includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take transaction charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

     Further information about each Fund's performance is contained in each Fund's annual and semiannual reports, which may be obtained without charge by writing to the Funds at One Financial Center, Boston, Massachusetts 02111, or by calling (800) 562-0032.


                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

     The following is a summary of certain provisions of each Trust's master trust agreement and by-laws. Shareholders should refer directly to the provisions of those documents for their full text.

     General. The Equity Trust and the Capital Appreciation Fund series thereof were established in 1986 under the laws of The Commonwealth of Massachusetts and are governed by a First Amended and Restated Master Trust Agreement date June 1, 1993, as further amended thereafter. The Capital Fund, originally organized as a Massachusetts corporation in 1967, and the Capital Trust are governed by a First Amended and Restated Master Trust Agreement dated February 5, 1993, as further amended thereafter. As Massachusetts business trusts, the operations of the Equity Trust and the Capital Trust are governed by their respective Master Trust Agreements and applicable federal and Massachusetts laws. The above-referenced Master Trust Agreements may hereinafter be referred to individually as the "Master Trust Agreement" and collectively as the "Master Trust Agreements."

     Shares of the Capital Appreciation Fund and the Capital Fund. The beneficial interests in each of the Capital Appreciation Fund and the Capital Fund are represented by transferable shares, par value $.001 per share. The Master Trust Agreement of each Trust permits the Trustees of such Trusts to issue an unlimited number of shares and to divide such shares into an unlimited number of series. As of the date hereof, the Equity Trust has four operating series: the Capital Appreciation Fund, the State Street Research Equity Investment Fund, the State Street Research Equity Income Fund and the State Street Research Global Resources Fund. The Capital Trust has established three operating series: the Capital Fund, State Street Research Emerging Growth Fund and State Street Research Aurora Fund. Each share of any Equity Trust series and any Capital Trust series represents an equal proportionate interest in the assets and liabilities, excluding differences in class expenses, belonging to that series. As such, each share is entitled to dividends and distributions out of the income (after expenses) belonging to that series as declared by the Board of Trustees.

     Voting Requirements. Generally, the provisions of the Master

Trust Agreement of each Trust may be amended at any time, so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees (or by an officer of such Trust pursuant to the vote of a majority of such Trustees). Generally, any amendment to the Trust's Master Trust Agreement that adversely affects the rights of shareholders of one or more series may be adopted by a majority of the then Trustees of the Trust when authorized by shareholders holding a majority of the shares entitled to vote.

     Voting Rights. The Master Trust Agreement of each Trust provides that special meetings of shareholders for any purpose requiring action by shareholders under such Master Trust Agreement or the Trust's By-laws shall be called upon the written request of holders of at least ten percent of the outstanding shares of the Trust or, as the context may require, a series thereof. The Master Trust Agreement of each Trust provides in general that shareholders have the power to vote only on the following matters, each as more fully described in such Master Trust Agreements: (i) the election or removal of Trustees as provided in the Master Trust Agreement; (ii) with respect to certain contracts, such as contracts for investment advisory or management services, to the extent required as provided in the Master Trust Agreement as a whole; (iii) with respect to any termination of the Trust; (iv) an amendment of the Master Trust Agreement that has a material adverse effect on the rights of any shareholder, as provided in the Master Trust Agreement; (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust, any Sub-Trust thereof or its stockholders; and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Master Trust Agreement, the By-laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more series of a Trust, while others will require a vote of a Trust's shareholders as a whole.

     Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of each Trust. The Master Trust Agreement of each Trust provides for indemnification, under certain circumstances, out of Trust property for all losses and expenses of any shareholder held personally liable by virtue of his status as such, and not because of such shareholder's acts or omissions or for some other reason, for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by each Trust to be remote since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself would be unable to meet its obligations.

     Liability of Trustees and Officers. Under the Master Trust Agreement of each Trust, Trustees and officers will be indemnified, under certain circumstances, for all liabilities, including the expenses of litigation, against them unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, such determination to be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of a quorum of the Trustees who are neither "interested persons" of the Trust, as defined in the 1940 Act, nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for these expenses provided that the Trustee or officer undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met. It should be noted that it is the view of the staff of the Securities and Exchange Commission that to the extent that any provisions such as those described above are inconsistent with the 1940 Act including Section 17 thereof, the provisions of the 1940 Act are preemptive.

                                   MANAGEMENT

     The investment manager for each of the Funds is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Funds, subject to the authority of the Board of Trustees. As of February 28, 1997, the Investment Manager had assets of approximately $42.4 billion under management.

     The portfolio manager for both the Capital Appreciation Fund and the Capital Fund is Frederick R. Kobrick. Mr. Kobrick has managed the Capital Appreciation Fund since 1986 and has managed the Capital Fund since 1985. Mr. Kobrick's principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     Information about the Capital Fund is included in its current Prospectus dated February 1, 1997, a copy of which is included herewith and incorporated by reference herein. Additional information about the Capital Fund is included in the Fund's Statement of Additional Information dated February 1, 1997. This Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference herein. Copies of this Statement may be obtained without charge by writing to State Street Research Capital Fund, One Financial Center, Boston, Massachusetts 02111, or by calling (800) 562-0032.

     Information about the Capital Appreciation Fund is included in its current Prospectus dated November 1, 1996, which is incorporated by reference herein. Additional information about the Capital Appreciation Fund is included in the Fund's Statement of Additional Information dated November 1, 1996. This Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference herein. Copies of this Statement may be obtained without charge by writing to State Street Research Capital Appreciation Fund, One Financial Center, Boston, Massachusetts 02111 or by calling (800) 562-0032.

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files proxy material, reports and other information with the Securities and Exchange Commission. These reports can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington DC 20549 at prescribed rates.

                               VOTING INFORMATION

     Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting a written notice of revocation or a later-dated proxy to the Trust at the address of the Trust set forth on the cover page of this Joint Prospectus/Proxy Statement prior to the date of the Meeting. Shareholders of record of the Capital Appreciation Fund at the close of business on April 24, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting of the Fund or to vote at any adjournments thereof. This Joint Prospectus/Proxy Statement, proxies and accompanying Notice of Meeting were first sent or given to shareholders of the Funds on or about May 16, 1997.

     As of the Record Date, there were approximately 31,466,092, 16,530,222, 12,700,314 and 463,465 issued and outstanding Class A, Class B, Class C and Class D shares, respectively, of the Capital Appreciation Fund. Each share of such Fund is entitled to one vote, with a proportionate vote for each fractional share.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions on the proxy. Unless instructions to the contrary are marked thereon, the proxy will be voted for the proposal described herein and, in the discretion of the persons named herein as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not currently know of any matter to be considered at the Meeting other than the proposal to approve the Plan of Reorganization.

     The Equity Trust is using its best efforts to obtain the affirmative vote of the holders of a majority of the outstanding voting shares of the Capital Appreciation Fund (within the meaning of the 1940 Act), voting together as a single class, to approve the Plan of Reorganization on behalf of such Fund. Under the 1940 Act, the vote of a majority of the outstanding voting shares means the vote of the lesser of (a) 67% or more of the voting shares of a Fund, voting together as a single class, present at the Meeting, if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (b) more than 50% of the outstanding voting shares of a Fund, voting together as a single class. If the Reorganization is not approved, the Board of Trustees of the Equity Trust and the Board of Trustees of the Capital Trust may determine to continue the Capital Appreciation Fund and the Capital Fund as separate funds, or may consider other alternatives in the best interests of each Fund's shareholders. The Trustees of the Equity Trust have discretion under the Master Trust Agreement of the Trust to complete the reorganization even though the above described affirmative vote is not obtained.

     The holders of a majority of the shares entitled to vote of the Capital Appreciation Fund outstanding at the close of business on the Record Date present in person or represented by proxy constitute a quorum for the Meeting; however, as noted above, the Equity Trust is using its best efforts to obtain the affirmative vote of a majority of the voting shares of such Fund, voting together as a single class (within the meaning of the 1940 Act) to approve the Reorganization. In the event a quorum is not present at the Meeting or in the event a quorum is present at the Meeting but sufficient votes to approve the Plan of Reorganization are not received, the persons named as proxies may propose one or more adjournments, without further notice to shareholders, of the Meeting to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

     For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power) may in the discretion of the Equity Trust be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions and broker non-votes could assist the Capital Appreciation Fund in obtaining a quorum; both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals to be acted upon at the Meeting.

     Expenses of the Reorganization will be shared evenly between the Capital Fund and the Capital Appreciation Fund. Such expenses include costs of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Prospectus/Proxy Statement and all other costs in connection with solicitation of proxies, including any additional solicitation by letter, telephone or telegraph. In addition to solicitation of proxies by mail, officers of the Equity Trust and the Capital Trust and officers and employees of the Investment Manager, affiliates of the Investment Manager, or other representatives of the Equity Trust and the Capital Trust, including independent, proxy solicitation companies, may also solicit Proxies by telephone or in person. A proxy solicitation firm may help with the usual mailing and tabulation effort and may also assist in any special, personal solicitation of Proxies. The costs of retaining a firm to perform the customary as well as special solicitation services are estimated to be $50,000, in addition to out-of-pocket expenditures for postage, printing and related items. Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares.

THE TRUSTEES OF THE EQUITY TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF SUCH TRUST, RECOMMEND APPROVAL OF THE PLAN OF REORGANIZATION.

                                     EXPERTS

     The financial statements of the Capital Fund for the fiscal year ended September 30, 1996, included in the Capital Fund's Statement of Additional Information dated February 1, 1997, have been incorporated herein by reference in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The financial statements of the Capital Appreciation Fund for the fiscal year ended June 30, 1996, included in the Capital Appreciation Fund's Statement of Additional Information dated November 1, 1996, have been incorporated herein by reference in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. Certain legal matters with respect to the issuance of the shares of the Capital Trust will be passed upon by the Trust's counsel.

                                  OTHER MATTERS

     The Board of Trustees of the Capital Trust does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.




May 4, 1997

Date of Joint Prospectus/Proxy Statement

                                    EXHIBIT A
              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of
April 24, 1997 by and between State Street Research Equity Trust, a Massachusetts business trust (the "Equity Trust"), on behalf of the State Street Research Capital Appreciation Fund series of the Equity Trust (the "Capital Appreciation Fund"), and State Street Research Capital Trust, a Massachusetts business trust (the "Capital Trust") on behalf of the State Street Research Capital Fund series of the Capital Trust (the "Capital Fund").

                              W I T N E S S E T H:

     WHEREAS, each of the Equity Trust and the Capital Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of the transfer of all of the assets of the Capital Appreciation Fund in exchange solely for Class A, Class B, Class C and Class D shares of beneficial interest, $.001 par value per share, of the Capital Fund ("Capital Fund Shares") and the assumption by the Capital Fund of certain of the liabilities of the Capital Appreciation Fund and the distribution, after the Closing hereinafter referred to, of Capital Fund Shares to the shareholders of the Capital Appreciation Fund in liquidation of the Capital Appreciation Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganization"); and

     WHEREAS, the Board of Trustees of the Equity Trust and the Board of Trustees of the Capital Trust, including with respect to each Trust a majority of the Trustees and the Trustees who are not interested persons, have determined that participating in the transactions contemplated by this Agreement is in the best interests of each of the Funds.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

     1. Transfer of Assets. Subject to the terms and conditions set forth herein, at the closing provided for in Section 5 (herein referred to as the "Closing") the Equity Trust on behalf of the Capital Appreciation Fund shall transfer all of the assets of the Capital Appreciation Fund, and assign all Assumed Liabilities (as hereinafter defined) to the Capital Fund, and the Capital Trust on behalf of the Capital Fund shall acquire all such assets, and shall assume all such Assumed Liabilities, upon delivery to the Equity Trust on behalf of the Capital Appreciation Fund of Capital Fund Shares having a net asset value equal to the value of the net assets of the Capital Appreciation Fund transferred (the "New

Shares"). "Assumed Liabilities" shall mean those liabilities, including all expenses, costs, charges and reserves, reflected in an unaudited statement of assets and liabilities of the Capital Appreciation Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of the New Shares and the value of the net assets of the Capital Appreciation Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (the "Valuation Date") using the valuation procedures set forth in the then current prospectus and statement of additional information of the Capital Fund. All Assumed Liabilities of the Capital Appreciation Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Capital Fund and may be enforced against the Capital Fund to the same extent as if the same had been incurred by the Capital Fund.

     2. Liquidation of the Capital Appreciation Fund. At or as soon as practicable after the Closing, the Capital Appreciation Fund will be liquidated and the New Shares delivered to the Equity Trust on behalf of the Capital Appreciation Fund will be distributed to shareholders of the Capital Appreciation Fund, each shareholder to receive the number of New Shares of the corresponding class and equal to the pro rata portion of shares of beneficial interest of the Capital Appreciation Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Capital Fund in the name of each shareholder of the Capital Appreciation Fund and representing the respective pro rata number of New Shares due such shareholder. As soon as practicable after the Closing, the Equity Trust shall take all other steps necessary to effect a complete liquidation and dissolution of the Capital Appreciation Fund. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the Capital Appreciation Fund will be deemed for all purposes to evidence ownership of the number of Capital Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates originally representing shares of Class A or Class C of the Capital Appreciation Fund will be rendered null and void and nonnegotiable; upon special request and surrender of such certificates to State Street Bank and Trust Company as transfer agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Capital Fund Shares issuable with respect thereto. All Class B and Class D shares of record of the Capital Fund are held in book entry form and no certificates for such shares will be issued.

     3. Representations and Warranties.

          (a) The Equity Trust hereby represents and warrants to the Capital Trust as follows:

               (i) the Equity Trust is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

               (ii) the Equity Trust has full power and authority to execute, deliver and carry out the terms of this Agreement;

               (iii) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Equity Trust or the shareholders of the Capital Appreciation Fund (other than as contemplated in Section 4(h)) are necessary to authorize this Agreement and the transactions contemplated hereby;

               (iv) this Agreement has been duly executed by the Equity Trust and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

               (v) neither the execution and delivery of this Agreement by the Equity Trust, nor the consummation by the Equity Trust of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement or By-Laws of the Equity Trust, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Equity Trust is a party or by which the Equity Trust or any of its assets is subject or bound; and

               (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Equity Trust or the consummation of any transactions contemplated hereby by the Equity Trust, other than as shall be obtained at or prior to the Closing.

          (b) The Capital Trust hereby represents and warrants to the Equity Trust as follows:

               (i) The Capital Trust is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

               (ii) The Capital Trust has full power and authority to execute, deliver and carry out the terms of this Agreement;

               (iii) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Capital Trust or the shareholders of the Capital

Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

               (iv) this Agreement has been duly executed by the Capital Trust and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

               (v) neither the execution and delivery of this Agreement by the Capital Trust, nor the consummation by the Capital Trust of the transaction contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement or By-Laws of the Capital Trust, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Capital Trust is a party or by which the Capital Trust or any of its assets is subject or bound; and

               (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Capital Trust or the consummation of any transactions contemplated hereby by the Capital Trust, other than as shall be obtained at or prior to the Closing.

     4. Conditions Precedent. The obligations of the Equity Trust and the Capital Trust to effectuate the plan of reorganization and liquidation hereunder shall be subject to the satisfaction of the following conditions:

          (a) At or immediately prior to the Closing, the Equity Trust shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Capital Appreciation Fund all of such Fund's investment company taxable income for taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

          (b) A registration statement of the Capital Fund on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the Board of Trustees of the Capital Trust to be necessary and appropriate to effect such registration of the New Shares (the "Registration Statement"), shall have been filed with the Commission and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

          (c) The New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

          (d) All representations and warranties of the Capital Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Capital Trust shall have received a certificate of an officer of the Equity Trust to that effect in form and substance reasonably satisfactory to the Capital Trust;

          (e) All representations and warranties of the Capital Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Equity Trust shall have received a certificate of an officer of the Capital Trust to that effect in form and substance reasonably satisfactory to the Equity Trust;

          (f) The Equity Trust and the Capital Trust shall have received an opinion from Goodwin, Procter & Hoar LLP regarding tax matters in connection with the Reorganization;

          (g) The Capital Trust on behalf of the Capital Fund shall have certain agreed upon procedures performed by independent auditors, selected by the Trust, on the unaudited statement of assets and liabilities described in Section 1 of this Agreement, and shall have received a report thereon in accordance with established accounting standards; and

          (h) The Equity Trust shall use its best efforts to obtain a vote approving this Agreement and the Reorganization contemplated hereby by at least a majority of the outstanding voting Class A, Class B, Class C and Class D shares of beneficial interest of the Capital Appreciation Fund (within the meaning of the 1940 Act), voting together as a single class, entitled to vote at the special meeting of shareholders of the Capital Appreciation Fund duly called for such purpose.

     5. Closing. The Closing shall be held at the offices of the Equity Trust and shall occur (a) immediately prior to the opening of business on the first Monday following receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Capital Appreciation Fund at which this Agreement is considered or (b) such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided. At, or as soon as may be practicable following the Closing, the Capital Fund shall distribute the New Shares to the Capital Appreciation Fund Record Holders (as herein defined) by instructing the Capital Fund to register the appropriate number of New Shares in the names of the Capital Appreciation Fund's shareholders and the Capital Fund agrees promptly to comply with said instruction. The shareholders of record of the Capital Appreciation Fund as of the close of business on the Valuation Date shall be certified by the Equity Trust's transfer agent (the "Capital Appreciation Fund Record Holders").

     6. Expenses. The expenses incurred in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated, will be shared evenly by the two Funds. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the registration statement on Form N-14 contemplated hereby; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary to qualify the New Shares under applicable blue sky laws; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction.

     7. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Equity Trust or by the Board of Trustees of the Capital Trust, at any time prior to the Closing, if circumstances should develop that, in the opinion of either of such Boards of Trustees, in its sole discretion, make proceeding with this Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Capital Appreciation Fund or the Capital Fund, or their respective trustees or officers, to the other party or its trustees or officers.

     8. Amendments. This Agreement may be amended, waived or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Equity Trust and by the authorized officers of the Capital Trust; provided, however, that following the meeting of the Capital Appreciation Fund shareholders called by the Equity Trust pursuant to Section 4(h) of this Agreement, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of Capital Fund Shares to be issued to the Capital Appreciation Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

     9. Governing Law. This Agreement shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts, except as to matters of conflicts of laws.

     10. Further Assurances. The Equity Trust and the Capital Trust shall take such further action, prior to, at, and after the Closing, as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     11. Limitations of Liability. The term "Equity Trust" means and refers to the trustees from time to time serving under the Master Trust Agreement of the Equity Trust, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Equity Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Equity Trust, personally, but bind only the assets and property of the Capital Appreciation Fund series of the Equity Trust, as provided in the Master Trust Agreement of the Equity Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Equity Trust and signed by an authorized officer of the Equity Trust, acting as such, and neither such authorization nor such execution and delivery shall be deemed to have been made individually or to impose any personal liability, but shall bind only the trust property of the Equity Trust as provided in its Master Trust Agreement. The Master Trust Agreement of the Equity Trust provides, and it is expressly agreed, that each Sub-Trust of the Equity Trust shall be charged with the liabilities in respect of that Sub-Trust and all expenses, costs, charges or reserves belonging to that Sub-Trust.

     The term "Capital Trust" means and refers to the trustees from time to time serving under the Master Trust Agreement of the Capital Trust, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Capital Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Capital Trust, personally, but bind only the assets and property of the Capital Fund series of the Capital Trust, as provided in the Master Trust Agreement of the Capital Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Capital Trust and signed by an authorized officer of the Capital Trust, acting as such, and neither such authorization nor such execution and delivery shall be deemed to have been made individually or to impose any personal liability, but shall bind only the trust property of the Capital Trust as provided in its Master Trust Agreement. The Master Trust Agreement of the Capital Trust provides, and it is expressly agreed, that each Sub-Trust of the Capital Trust shall be charged with the liabilities in respect of that Sub-Trust and all expenses, costs, charges or reserves belonging to that Sub-Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above by their duly authorized representatives.

                                      STATE STREET RESEARCH EQUITY TRUST,
                                      on behalf of its State Street Research
                                      Capital Appreciation Fund series



ATTEST:

/s/ Francis J. McNamara, III          By:  /s/ Ralph F. Verni
-------------------------------          -------------------------------------
Francis J. McNamara, III                   Ralph F. Verni
Secretary                                  Chairman of the Board,
                                           President and Chief
                                           Executive Officer

                                      STATE STREET RESEARCH CAPITAL TRUST,
                                      on behalf of its State Street Research
                                      Capital Fund series


ATTEST:

/s/ Francis J. McNamara, III          By:  /s/ Gerard P. Maus
-------------------------------          -------------------------------------
Francis J. McNamara, III                   Gerard P. Maus
Secretary                                  Treasurer

              STATE STREET RESEARCH CAPITAL APPRECIATION FUND

                                   a series of

                     State Street Research Equity Trust

                                      PROXY

                 Special Meeting of Shareholders - June 19, 1997


        The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of State Street Research Capital Appreciation Fund (the "Capital Appreciation Fund"), a portfolio series of State Street Research Equity Trust (the "Company"), which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4 p.m. on June 19, 1997, or at any adjournments thereof, on the following item as set forth in the Notice of Special Meeting of Shareholders and the accompanying Joint Prospectus/Proxy Statement.

        If a choice is specified for the proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR the proposal.

        The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Joint Prospectus/Proxy Statement dated
May 4, 1997. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


--------------------------------------------------------------------------------
                                SEE REVERSE SIDE
--------------------------------------------------------------------------------

With respect to the Capital Appreciation Fund:

1. To approve an Agreement and Plan of Reorganization and Liquidation providing for the transfer of the assets of the Capital Appreciation Fund (the "Capital Appreciation Fund") (subject to certain of its liabilities) to the State Street Research Capital Fund (the "Capital Fund") in exchange for Class A, Class B, Class C and Class D shares of the Capital Fund, the distribution of such shares to shareholders of the Capital Appreciation Fund and the subsequent termination of the Capital Appreciation Fund.

           FOR                 AGAINST                  ABSTAIN
           [ ]                   [ ]                      [ ]



                                 YES                      NO
I plan to attend the meeting:    [ ]                      [ ]

                       IT IS IMPORTANT THAT THIS PROXY BE
                       SIGNED AND RETURNED IN THE ENCLOSED
                       ENVELOPE.


NOTE:      Please date and sign exactly as name or
           names appear hereon and return in the
           enclosed envelope, which requires no
           postage.  When signing as attorney,
           executor, trustee, guardian or officer
           of a corporation, please give title as such.

 Signature: _________________________                Date: _______________

 Signature: _________________________                Date: _______________

                              REQUEST TO RECONSIDER
                       PRIOR [ABSTENTION] ["AGAINST" VOTE]


                                                              (date)

To Shareholders of the
Capital Appreciation Fund

        Recently we solicited your proxy vote on an important proposal. Because you returned a proxy form which indicated that you [abstained from voting on] [voted "against"] the proposal that is still open, we are contacting you again to ask that you reconsider your [abstention] [vote "against"] and vote in favor of the proposal. The meeting has been adjourned to allow more time to obtain votes.

        The open proposal is to approve of a reorganization to, in effect, change to another mutual fund that is similar to the Capital Appreciation Fund. Your shares of the Capital Appreciation Fund would be exchanged for shares of the Capital Fund. This transaction is being proposed because of the economies of scale and portfolio diversification that can result from the combination, given that the two Funds have the same investment objective, the same investment manager and similar investment policies and portfolios. The proposal is described in more detail in the Joint Prospectus/Proxy Statement. Please call 1-800-562-0032 if you need another copy of the Joint Prospectus/Proxy Statement.

        Please indicate your vote, sign and return promptly the enclosed Supplemental Proxy form in the special accompanying envelope which will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call for free pick-up at 1-800-238-5355.)

        You may receive a telephone call urging you to return your Supplemental Proxy form. If you have any questions, please contact State Street Research Shareholder Services toll-free nationwide at 1-800-562-0032 between 8 a.m. and 6 p.m. Eastern Standard Time.

         Thank you.

                                                      State Street Research
                                                      Shareholder Services
------------------------------------

Note:

In some cases, persons with the same tax identification number and mailing address may have received proxy solicitation materials for different accounts in one package.

                 State Street Research Capital Appreciation Fund
                                   a series of
                       State Street Research Equity Trust
                               SUPPLEMENTAL PROXY
                         Special Meeting of Shareholders


The undersigned hereby submits this Supplemental Proxy to make the below indicated changes to the [vote(s)] [abstention(s)] previously submitted by the undersigned in connection with a Special Meeting of Shareholders as described in a related Joint Prospectus/Proxy Statement dated May 4, 1997.

If a choice is specified for the proposal, this proxy will be voted as indicated. The Board of Trustees recommends a vote FOR the proposals.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.


        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE



1.   To approve an Agreement and Plan of            FOR     AGAINST     ABSTAIN
     Reorganization and Liquidation providing       [ ]        [ ]        [ ]
     for the transfer of the assets of the
     State Street Research Capital
     Appreciation Fund (the "Capital
     Appreciation Fund") (subject to certain
     of its liabilities) to the State Street
     Research Capital Fund (the "Capital
     Fund") in exchange for Class A, Class B,
     Class C and Class D shares of the
     Capital Fund, the distribution of such
     shares to shareholders of the Capital
     Appreciation Fund and the subsequent
     termination of the Capital Appreciation
     Fund.





                                               IT IS IMPORTANT THAT THIS
                                               PROXY BE SIGNED AND RETURNED
                                               IN THE ENCLOSED ENVELOPE.

                                               DATE: ________________ , 1997.

                                               NOTE: Please date and sign
                                               exactly as name or names
                                               appear hereon and return in
                                               the enclosed envelope, which
                                               requires no postage. When
                                               signing as attorney, executor,
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

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                 STATE STREET RESEARCH CAPITAL APPRECIATION FUND
                                   a series of
                       State Street Research Equity Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 562-0032

                        By and in Exchange for Shares of

                  STATE STREET RESEARCH CAPITAL FUND
                                   a series of
                      State Street Research Capital Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 562-0032


        This Statement of Additional Information, relating specifically to the proposed transfer of the assets and certain liabilities of State Street Research Capital Appreciation Fund (the "Capital Appreciation Fund"), a series of State Street Research Equity Trust, to State Street Research Capital Fund (the "Capital Fund"), a series of State Street Research Capital Trust, in exchange for Class A, Class B, Class C and Class D shares of beneficial interest, $.001 par value per share, of the Capital Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

          (1) the Statement of Additional Information of the Capital Fund dated February 1, 1997;

          (2) the Statement of Additional Information of the Capital Appreciation Fund dated November 1, 1996;

          (3) the Semiannual Report of the State Street Research Capital Appreciation Fund for the period ended December 31, 1996; and

          (4)  Pro Forma Financial Statements.

        This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Joint Prospectus/Proxy Statement of the Capital Fund and the Capital Appreciation Fund dated
May 4, 1997. A copy of the Joint Prospectus/Proxy Statement may be obtained without charge by calling or writing the Capital Fund or the Capital Appreciation Fund at the address set forth above or by calling toll-free (800) 562-0032.

        The date of this Statement of Additional Information is May 4, 1997.

                      Statement of Additional Information

                                       of

                       State Street Research Capital Fund

                       STATE STREET RESEARCH CAPITAL FUND
                                   a Series of
                       STATE STREET RESEARCH CAPITAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 1997


                                TABLE OF CONTENTS
                                                                  Page


ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS..................... 2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT
 TECHNIQUES......................................................... 5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS.....................14

RATING CATEGORIES OF DEBT SECURITIES................................17

TRUSTEES AND OFFICERS...............................................20

INVESTMENT ADVISORY SERVICES........................................25

PURCHASE AND REDEMPTION OF SHARES...................................26

NET ASSET VALUE.....................................................28

PORTFOLIO TRANSACTIONS..............................................30

CERTAIN TAX MATTERS.................................................33

DISTRIBUTION OF SHARES OF THE FUND..................................35

CALCULATION OF PERFORMANCE DATA.....................................39

CUSTODIAN...........................................................41

INDEPENDENT ACCOUNTANTS.............................................41

FINANCIAL STATEMENTS................................................42

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Capital Fund (the "Fund") dated February 1, 1997, which may be obtained without charge from the offices of State Street Research Capital Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.





CONTROL NUMBER:  1285C-970131(0298)SSR-LD                          CF-879D-0197

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth in part under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to purchase the securities of any issuer if such purchase at the time thereof would cause more than five percent (5%) of the total assets of the Fund to be invested in the securities of any one issuer; but this restriction shall not apply to obligations of the government of the United States of America or to obligations of any corporation organized under a general Act of Congress if such corporation is an instrumentality of the United States;

         (2) not to purchase the securities of any issuer if such purchase at the time thereof would cause more than ten percent (10%) of any class of securities of such issuer (as disclosed by the last available financial statement of such issuer) to be held by the Fund;

         (3) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);


         (4) not to underwrite or participate in the marketing of securities of other issuers, although the Fund may, acting alone or in syndicates or groups purchase or otherwise acquire securities of other issuers for investment either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];


         (5) not to make any investment in real property or real estate mortgage loans;

         (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (7) not to purchase for, or retain in, its portfolio any security of an issuer if, to the knowledge of the Fund, those of its officers and directors and officers and directors of its investment adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer, when combined, own beneficially more than 5% of the securities of such issuer taken at market;

         (8)      not to issue senior securities;

         (9) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (10) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall be excluded); and

         (11) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its net assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's net assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's net assets. The Board of Trustees may authorize the borrowing of money only on an unsecured basis for the general purposes of the Fund and may authorize the issue therefor of notes or debentures of the Fund, but no money shall be borrowed by the Fund except pursuant to the authority of the Board of Trustees, and no borrowings by the Fund shall be authorized to an aggregate amount greater than ten percent, as noted, of the net assets of the Fund.

         The following nonfundamental investment restrictions may be changed with respect to the Fund by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

         (2) not to invest in warrants more than 5% of the value of its total assets, taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value);

         (3) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments;

         (4) not invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years' continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (5) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (6) not to invest more than 15% of its net assets in restricted securities of all types

                  (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of 1933);

         (7) not to purchase securities on margin or make short sales of securities except for short sales "against the box"; provided that the Fund may make short sales if such positions are fully collateralized and if not more than 5% of the Fund's net assets (taken at current value) are held as collateral for such short sales at any time; and, for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the purchase of securities on margin;

         (8) not to engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options; and

         (9) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.



                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell domestic and foreign options, futures contracts, and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying assets fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which the Fund intends to purchase. Subject to the limitations described below, the Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of its securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) or subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might in some cases require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

         The Fund has undertaken with a state securities authority that, for so long as its shares are required to be registered for sale in such state, the Fund will invest only in options and futures that are issued by the Options Clearing Corporation or offered through the facilities of a national securities association or listed on a national securities or commodities exchange, except that the Fund may invest in unlisted options or futures when the desired options or futures are unavailable on a national securities or commodities exchange. Furthermore, the Fund will engage in such transactions in unlisted options or futures only with dealers who have high credit standing as determined by the Investment Manager.

Foreign Investments

         To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions

         The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 10% of the Fund's total assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specific period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecast, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

When-Issued Securities

         The Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends on equity securities are not payable. No income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Rule 144A Securities

         Subject to the percentage limitation on illiquid and restricted securities noted above, the Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

         The Fund has undertaken with a state securities authority that, for so long as the Fund's shares are required to be registered for sale in such state, the Fund's investments in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A or Regulation S under the Securities Act of 1933, will be limited to 5% of total assets.

Industry Classifications


         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.


Basic Industries                    Consumer Staple           Science & Technology
----------------                    ---------------           --------------------
Chemical                            Business Service          Aerospace
Diversified                         Container                 Computer Software & Service
Electrical Equipment                Drug                      Electronic Components
Forest Products                     Food & Beverage           Electronic Equipment
Machinery                           Hospital Supply           Office Equipment
Metal & Mining                      Personal Care
Railroad                            Printing & Publishing
Truckers                            Tobacco

Utility                             Energy                    Consumer Cyclical
Electric                            Oil Refining and          Airline
Gas                                 Marketing                 Automotive
Gas Transmission                    Oil Production            Building
Telephone                           Oil Service               Hotel & Restaurant
                                                              Photography
Other                               Finance                   Recreation
Trust Certificates -                Bank                      Retail Trade
  Government Related Lending        Financial Service         Textile & Apparel
Asset-backed--Mortgages             Insurance
Asset-backed--Credit Card
  Receivables



                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

(bullet) direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

(bullet) obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

(bullet) obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment

Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by Standard & Poor's Corporation ("S&P") or Prime by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's. Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.


                      RATING CATEGORIES OF DEBT SECURITIES

         Set forth below is a description of S&P corporate bond and debenture ratings for securities which are deemed to be investment grade:

                  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                  A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

         Set forth below is a description of Moody's corporate bond and debenture ratings for securities which are deemed to be investment grade:

                  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the case of Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         1, 2 or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its rating category.

         In the event applicable rating agencies lower the ratings of debt instruments held by the Fund and the action results in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                              TRUSTEES AND OFFICERS


         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         *+Jesus A. Cabrera, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 35. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President at First Chicago Investment Management Company.

         *+Michael Carmen, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 35. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as a portfolio manager at Montgomery Asset Management, and as an analyst at State Street Research & Management Company.

         *+Rudolph K. Kluiber, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 37. His principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst for State Street Research & Management Company.

         *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 53. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.







------------------------------------
* or +  See footnotes on page 22

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 45. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 64. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.





-----------------------------------
* or +  See footnotes on page 22

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he has also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February, 1996, prior positions as President and Chief Executive Officer.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 50. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group, Inc. and as Senior Vice President of Stein, Roe & Farnham.



---------------------------------
* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.


+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         As of December 31, 1996, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                           Shareholder                           %
                           -----------                           -
Class A                    Merrill Lynch                       30.1
Class B                    Merrill Lynch                       56.1
Class C                    Chase Manhattan Bank, N.A.          46.7
                           G. F. Bennett                       13.8
                           D. F. Wade                           7.8
Class D                    Merrill Lynch                       55.2


         The full name and address of each of the above persons or entities are as follows:


Merrill Lynch, Pierce, Fenner & Smith, Inc. (a)
One Liberty Plaza
165 Broadway
New York, New York  10080


G. F. Bennett
c/o State Street Research
Shareholder Services
One Financial Center
Boston, Massachusetts 02111

D. F. Wade
c/o State Street Research
Shareholder Services
One Financial Center
Boston, Massachusetts 02111

Chase Manhattan Bank, N.A.  (a)(b)
770 Broadway
New York, New York   10003




----------------------------------
(a) The Fund believes that such entity does not have beneficial ownership of such shares.

(b) Chase Manhattan Bank, N.A. holds such shares as trustee or custodian under certain employee benefit plans serviced by Metropolitan.

         As of December 31, 1996, the Trustees and principal officers of the Trust as a group owned approximately 3.1% and 1.6%, respectively, of the Fund's outstanding Class A and Class C shares.


         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of the Fund's shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees were compensated as follows:



                                                                Total
                                                             Compensation
                                       Aggregate             From Trust and
                                    Compensation              Complex Paid
         Name of Trustee            From Trust(a)            to Trustees(b)


Edward M. Lamont                       $7,800                   $ 59,375
Robert A. Lawrence                     $7,800                   $ 92,125
Dean O. Morton                         $8,400                   $ 96,125
Thomas L. Phillips                     $7,800                   $ 59,375
Toby Rosenblatt                        $7,800                   $ 59,375
Michael S. Scott Morton                $9,000                   $100,325
Ralph F. Verni                         $    0                   $      0
Jeptha H. Wade                         $8,400                   $ 63,375

(a) For the Fund's fiscal year ended September 30, 1996. Includes compensation from multiple Series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation on behalf of 31 Funds representing all series of investment companies for which the Investment Manager serves as the primary investment adviser, series of Metropolitan Series Fund, Inc. for which the Investment Manager serves as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.


                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund, as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended September 30, 1994, 1995 and 1996, the Fund's investment advisory fee prior to the assumption of fees or expenses was $813,880, $1,750,735 and $4,024,320, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $26,269, $0 and $0, respectively.




         The Advisory Agreement provides that it shall continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges. For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the Fund and Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit sufficient information to show that they qualify for the Right of Accumulation.


         Class C Shares. Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.


         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                 NET ASSET VALUE

         The net asset values of the shares of the Fund are determined once daily as of the close of the New York Stock Exchange ("NYSE"), ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed for New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of the portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.


         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.


         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus. The portfolio turnover rates for the fiscal years ended September 30, 1995 and 1996 were 214.59% and 215.07%, respectively.



Brokerage Allocation


         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts.

         Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment of less than ten percent of the outstanding equity of one such third party which provides portfolio analysis and modeling and other research and investment decision-making services integrated into a trading system developed and licensed by the third party to others. The Investment Manager could be said to benefit indirectly if in the future it allocates brokerage to a broker-dealer who in turn pays this third party for services to be provided to the Investment Manager.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by the Investment Manager. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understanding with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher that that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during the fiscal years ended September 30, 1994, 1995 and 1996, amounted to $431,000, $990,000 and
$2,032,000, respectively. The Investment Manager believes that the amounts of brokerage commissions paid by the Fund for the two most recent fiscal years were significantly higher than during the previous year because of the investment of proceeds from the increased sale of Fund shares, and general investment activity for a larger portfolio during a volatile period for the kinds of securities held by the Fund, when both profit taking and purchase opportunities were presented. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies) or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date). Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required to maintain its status as a regulated investment company under Subchapter M of the Code and to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND


         State Street Research Capital Trust is currently comprised of the following series: State Street Research Capital Fund, State Street Research Emerging Growth Fund (formerly, State Street Research Small Capitalization Growth Fund) and State Street Research Aurora Fund (formerly, State Street Research Small Capitalization Value Fund). The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes.


         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended September 30, 1994, 1995, and 1996, total sales charges on Class A shares paid to the Distributor amounted to $392,042, $799,572 and $1,597,620, respectively. For the same periods the Distributor retained $18,627, $92,294 and $188,067, respectively, after reallowance of concessions to dealers.


         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:


                        Fiscal Year                        Fiscal Year                      Fiscal Year
                 Ended September 30, 1996           Ended September 30, 1995          Ended September 30, 1994
                 ------------------------           ------------------------          ------------------------
               Contingent         Commissions     Contingent        Commissions      Contingent        Commissions
                Deferred            Paid to        Deferred           Paid to         Deferred           Paid to
              Sales Charges         Dealers      Sales Charges        Dealers       Sales Charges        Dealers
              -------------       -----------    -------------      -----------     -------------      -----------
    Class A      $      0        $ 1,409,553       $      0         $  707,278       $       0         $   373,415

    Class B      $312,620        $ 6,661,535       $192,789         $3,836,570       $   9,484         $ 2,308,457

    Class D      $ 29,193        $   929,607       $  9,688         $  410,729       $     343         $   343,572



         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing assistance to investors on an ongoing basis, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues and other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.


         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.


         During the fiscal year ended September 30, 1996, the Fund paid the Distributor fees under the Distribution Plan and the Distributor allocated such payments on behalf of the Fund as follows:

                                          Class A       Class B       Class D
                                        --------      ----------     ----------
Advertising                             $      0      $   35,147     $    2,882

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                  0          13,583          1,114

Compensation to dealers                  202,813       2,514,505      1,364,294

Compensation to sales
 personnel                                     0         152,173         12,480

Interest                                       0               0              0

Carrying or other
 financing charges                             0               0              0

Other expenses:  marketing; general            0          84,598          6,938

Carryforward                                   0          22,098              0
                                        --------      ----------     ----------
Total fees                              $202,813      $2,822,104     $1,387,708
                                        ========      ==========     ==========


The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until February 17, 1993, when Class A and Class C designations were assigned, and March 15, 1993, when Class B and Class D designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.

         The performance data reflects Rule 12b-1 fees and sales charges as set forth below:

                        Rule 12b-1 Fees                                           Sales Charges
                 -----------------------------------------------       -----------------------------------------
Class            Amount                 Period
-----            ------                 ------
   A             0.25%           February 17, 1993                     Maximum 4.5% sales charge reflected
                                 to present; fee will reduce
                                 performance for periods after
                                 February 17, 1993

   B             1.00%           March 15, 1993 to present; fee        1- and 5-year periods reflect a 5% and a
                                 will reduce performance for           2% contingent deferred sales charge,
                                 periods after March 15, 1993          respectively

   C             0.00%           Since commencement of                 None
                                 operations to present

   D             1.00%           March 15, 1993 to present; fee        1-year period reflects a 1% contingent
                                 will reduce performance for           deferred sales charge
                                 periods after March 15, 1993


         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return


         The standard total return of each class of the Fund's shares were as follows:

                                       Five Years             One Year
               Ten Years Ended            Ended                 Ended
             September 30, 1996    September 30, 1996    September 30, 1996
             ------------------    ------------------    ------------------
Class A            17.27%                 19.69%                  5.16%
Class B            17.54%                 20.04%                  4.33%
Class C            17.95%                 21.09%                 10.41%
Class D            17.55%                 20.26%                  8.23%


         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                  P(1+T)n = ERV

Where:         P         =        a hypothetical initial payment of $1,000

               T         =        average annual total return

               n         =        number of years

               ERV       =        ending redeemable value at the end of the
                                  designated period assuming a
                                  hypothetical $1,000 payment made at the
                                  beginning of the designated period

        The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses

        Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

        Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund will be lower.

Nonstandardized Total Return


        The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the period since the effectiveness of the Fund's Registration Statement under the Investment Company Act of 1940 (March 25, 1984) and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted, any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example, the Fund's nonstandardized total returns for the six months ended September 30, 1996, without taking sales charges into account, were as follows:

        Class A     8.86%
        Class B     8.50%
        Class C     9.08%
        Class D     8.49%



                                    CUSTODIAN

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

        Coopers & Lybrand L.L.P. One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of certain financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

        In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.


        The following financial statements are for the Fund's fiscal year ended September 30, 1996:

STATE STREET RESEARCH CAPITAL FUND

INVESTMENT PORTFOLIO

September 30, 1996
                                                                 Value
                                                  Shares       (Note 1)
 ---------------------------------------------  --------- -----------------
COMMON STOCKS 97.6%
Basic Industries 2.1%
Chemical 0.5%
Rhone-Poulenc SA ADR*                           126,700     $  3,547,600
                                                          -----------------
Diversified 0.4%
AlliedSignal Inc.                                50,500        3,326,688
                                                          -----------------
Machinery 1.0%
Thermo Fibergen Inc. Unit*                       66,800          843,350
Wolverine Tube Inc.*                            150,000        6,450,000
                                                          -----------------
                                                               7,293,350
                                                          -----------------
Metal & Mining 0.2%
Oregon Metallurgical Corp.*                      37,200        1,209,000
                                                          -----------------
Total Basic Industries                                        15,376,638
                                                          -----------------
Consumer Cyclical 36.0%
Automotive 0.6%
Danaher Corp.                                    24,800        1,026,100
Dura Automotive Systems Inc.*                    12,000          223,500
Penske Motorsports Inc.*                         12,500          439,062
Team Rental Group, Inc. Cl. A*                  126,000        2,394,000
                                                          -----------------
                                                               4,082,662
                                                          -----------------
Hotel & Restaurant 10.7%
Extended Stay America Inc.*                     797,400       16,346,700
HFS Inc.*                                       522,700       34,955,562
Lone Star Steakhouse & Saloon Inc.*              60,100        1,829,294
Mirage Resorts Inc.*                            150,900        3,866,813
Planet Hollywood International, Inc. Cl. A*      15,100          422,800
Rainforest Cafe Inc.*                           120,150        3,724,650
Renaissance Hotel Group NV*                      42,600          852,000
Sun International Hotels Ltd.*                   87,800        4,499,750
Trump Hotels & Casino Resorts Inc.*             485,600       11,290,200
                                                          -----------------
                                                              77,787,769
                                                          -----------------
Recreation 6.4%
Action Performance Companies Inc.*               25,300          325,738
American Radio Systems Corp. Cl. A*             131,200        4,887,200
Ascent Entertainment Group Inc.*                126,200        2,997,250
Chancellor Broadcasting Co. Cl. A*               38,000        1,577,000
Clear Channel Communications Inc.*              105,300        9,319,050
Cox Radio Inc. Cl. A*                            28,400          624,800
Evergreen Media Corp. Cl. A                     367,650       11,489,062
Gemstar Group Ltd.*                              58,300        1,719,850
Golden Bear Golf, Inc. Cl. A*                    49,500          977,625
Lin Television Corp.*                            89,100        3,653,100
Marker International Inc.*                       83,000          809,250
Oakley Inc.*                                    188,100        7,994,250
Silver King Communications Inc.*                 17,000          399,500
                                                          -----------------
                                                              46,773,675
                                                          -----------------
Retail Trade 14.2%
Abercrombie & Fitch Co. Cl. A*                   16,400     $    401,800
Borders Group Inc.*                             169,500        6,313,875
BT Office Products International Inc.*          172,900        2,355,763
Corporate Express Inc.*                         255,000        9,913,125
Federated Department Stores Inc.*               182,300        6,107,050
Gucci Group NV*                                 307,300       22,279,250
Home Depot Inc.                                 225,600       12,831,000
Industrie Natuzzi SPA ADR                        37,200        1,729,800
J.C. Penney Inc.                                 60,400        3,269,150
Just For Feet Inc.*                             138,050        6,919,756
Loehmann's, Inc.*                                10,800          289,575
Melville Corp.                                  183,100        8,079,287
Micro Warehouse Inc.*                            59,600        1,534,700
Saks Holdings Inc.*                             139,100        4,868,500
Staples Inc.*                                   134,250        2,978,672
Sunglass Hut International Inc.*                821,300       13,089,469
                                                          -----------------
                                                             102,960,772
                                                          -----------------
Textile & Apparel 4.1%
Authentic Fitness Corp.                          30,500          373,625
Designer Holdings Ltd.*                          17,000          444,125
Fila Holdings SPA ADR                            81,000        7,786,125
Men's Wearhouse, Inc.*                          388,225        9,705,625
Nautica Enterprises Inc.*                       171,900        5,543,775
Tag Heuer International SA ADR*                  91,400        1,805,150
Tommy Hilfiger Corp.*                            71,000        4,206,750
                                                          -----------------
                                                              29,865,175
                                                          -----------------
Total Consumer Cyclical                                      261,470,053
                                                          -----------------
Consumer Staple 19.3%
Business Service 7.8%
Apache Medical Systems Inc.*                     51,600          696,600
HBO & Co.                                       220,600       14,725,050
Metromail Corp.*                                 28,900          624,963
Outdoor Systems Inc.*                            34,000        1,598,000
Republic Industries Inc.*                       704,100       20,418,900
Republic Industries Inc.++*                     395,000       11,012,837
Teletech Holdings Inc.*                         120,200        4,387,300
Universal Outdoor Holdings Inc.*                 79,200        2,851,200
Xeikon NV ADR*                                   17,500          175,273
                                                          -----------------
                                                              56,490,123
                                                          -----------------
Drug 1.7%
Applied Analytical Industries Inc.*               8,300          188,825
Cephalon Inc.*                                  143,500        3,461,937
Entremed Inc.*                                   93,900        1,525,875
Express Scripts Inc. Cl. A*                      34,500        1,250,625
Liposome Company, Inc.*                         246,800        4,658,350

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

                                                                 Value
                                                  Shares       (Note 1)
 ---------------------------------------------  --------- -----------------
Drug (cont'd)
Magainin Pharmaceuticals Inc.*                   67,200     $    789,600
Matrix Pharmaceuticals Inc.*                     37,300          298,400
Myriad Genetics Inc.*                            13,100          334,050
                                                          -----------------
                                                              12,507,662
                                                          -----------------
Food & Beverage 2.6%
Pete's Brewing Co.*                               8,300           64,325
Starbucks Corp.*                                298,200        9,840,600
Boston Beer Company, Inc. Cl. A*                  4,100           79,437
Boston Chicken Inc.*                            251,800        8,875,950
                                                          -----------------
                                                              18,860,312
                                                          -----------------
Hospital Supply 5.8%
CardioThoracic Systems Inc.*                     17,700          360,638
Guidant Corp.                                    59,500        3,287,375
MedPartners Inc.*                               601,483       13,683,738
Medtronic Inc.                                   46,600        2,988,225
Neopath Inc.*                                   128,700        2,477,475
Oxford Health Plans Inc.*                       116,200        5,780,950
PacifiCare Health Systems, Inc. Cl. B*           77,200        6,677,800
United Healthcare Corp.                         175,400        7,301,025
                                                          -----------------
                                                              42,557,226
                                                          -----------------
Personal Care 0.3%
Gargoyles Inc.*                                  24,800          527,000
Polymer Group Inc.*                              99,000        1,386,000
                                                          -----------------
                                                               1,913,000
                                                          -----------------
Printing & Publishing 1.0%
CKS Group Inc.*                                   4,100           96,863
Hollinger International Inc. Cl. A*             380,800        4,284,000
Hollinger International, Inc. Cv. Pfd.          171,400        1,906,825
World Color Press Inc.*                          46,400        1,032,400
                                                          -----------------
                                                               7,320,088
                                                          -----------------
Tobacco 0.1%
Consolidated Cigar Holdings Inc. Cl. A*          24,400          747,250
                                                          -----------------
Total Consumer Staple                                        140,395,661
                                                          -----------------
Energy 5.5%
Oil 2.8%
Chesapeake Energy Corp.                          25,000        1,565,625
Noble Affiliates Inc.                           216,700        9,155,575
Total SA Cl. B ADR                              250,500        9,800,812
                                                          -----------------
                                                              20,522,012
                                                          -----------------
Oil Service 2.7%
Ensco International Inc.*                       103,500        3,363,750
Newpark Resources, Inc.*                         39,500        1,436,813
Oil Service (cont'd)
Noble Drilling Corp.*                           407,200     $  6,158,900
Reading & Bates Corp.*                          130,100        3,528,962
Rowan Companies, Inc.*                          197,200        3,672,850
Varco International Inc.*                        58,300        1,027,538
                                                          -----------------
                                                              19,188,813
                                                          -----------------
Total Energy                                                  39,710,825
                                                          -----------------
Finance 4.8%
Bank 1.5%
Bank United Corp. Cl. A*                         38,000          945,250
Citicorp                                        107,300        9,724,062
                                                          -----------------
                                                              10,669,312
                                                          -----------------
Financial Service 2.4%
Associates First Capital Corp. Cl. A             91,700        3,759,700
E*Trade Group Inc.*                              73,400          967,962
First USA Paymentech Inc.*                        6,900          280,313
Green Tree Financial Corp.                      100,600        3,948,550
Hambrecht & Quist Group Inc.*                    23,800          461,125
Money Store Inc.                                166,500        4,412,250
Starwood Lodging Trust                           88,000        3,685,000
                                                          -----------------
                                                              17,514,900
                                                          -----------------
Insurance 0.9%
Everest Reinsurance Holdings Inc.               220,400        5,454,900
W.R. Berkley Corp.                               21,900        1,001,925
                                                          -----------------
                                                               6,456,825
                                                          -----------------
Total Finance                                                 34,641,037
                                                          -----------------
Science & Technology 26.4%
Aerospace 1.4%
Boeing Co.                                      105,500        9,969,750
                                                          -----------------
Computer Software & Service 12.3%
Ascend Communications Inc.*                     124,300        8,219,337
Aware Inc.*                                      31,500          531,563
C/Net, Inc.*                                      6,200          116,250
Cascade Communications Corp.*                    58,600        4,775,900
CCC Information Services Group Inc.*             27,100          569,100
Check Point Software Technologies Ltd.*          32,600        1,100,250
CheckFree Corp.*                                 13,300          266,000
Cisco Systems Inc.*                             162,900       10,109,981
Compuserve Corp.*                                29,400          396,900
Computer Associates International Inc.           58,500        3,495,375
Dassault Systemes SA ADR*                        19,900          833,312
Datastream Systems Inc.*                         72,300        2,187,075
Excalibur Technologies Corp.*                     5,200           88,400
Fore Systems Inc.*                              137,400        5,684,925

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

                                                                 Value
                                                  Shares       (Note 1)
 ---------------------------------------------  --------- -----------------
Computer Software & Service (cont'd)
Geoworks*                                       199,800     $  5,194,800
International Network Services*                   6,100          214,263
Microsoft Corp.*                                 78,300       10,325,812
OneWave Inc.*                                   177,700        2,687,712
Open Market Inc.*                                 9,100          131,950
Open Text Corp.*                                193,800        1,162,800
OpenVision Technologies Inc.*                    23,400          216,450
Parametric Technology Corp.*                    137,400        6,784,125
SS&C Technologies Inc.*                           7,500           75,938
Synopsys Inc.*                                   89,800        4,142,025
Triple P NV*                                    105,800          416,588
Westell Technologies Cl. A*                     161,100        7,128,675
Western Digital Corp.*                          129,800        5,208,225
Wind River Systems Inc.*                        103,800        4,593,150
Xionics Document Technologies, Inc.*             23,900          358,500
Xylan Corp.*                                     24,700        1,339,975
Yahoo!, Inc.*                                    56,200        1,194,250
                                                          -----------------
                                                              89,549,606
                                                          -----------------
Electronic Components 5.8%
Affymetrix Inc.*                                  5,300           92,750
CHS Electronics Inc.*                            43,600          594,050
Cymer Inc.*                                      10,500          186,375
Intel Corp.                                      79,400        7,577,738
Micron Technology Inc.                          320,700        9,781,350
Sanmina Corp.*                                  319,800       12,871,950
Texas Instruments Inc.                          204,700       11,284,087
                                                          -----------------
                                                              42,388,300
                                                          -----------------
Electronic Equipment 2.3%
Advanced Fibre Communications, Inc.*              5,600          140,000
Lucent Technologies Inc.*                       261,000       11,973,375
Octel Communications Corp.*                     134,800        3,909,200
Thermo Optek Corp.*                              37,000          536,500
                                                          -----------------
                                                              16,559,075
                                                          -----------------
Office Equipment 4.6%
3Com Corp.*                                     142,400        8,552,900
Hewlett-Packard Co.                             144,500        7,044,375
Orckit Communications Ltd.*                      44,700          821,363
Sun Microsystems Inc.*                          194,600       12,089,525
U.S. Robotics Corp.*                             77,800        5,027,825
                                                          -----------------
                                                              33,535,988
                                                          -----------------
Total Science & Technology                                   192,002,719
                                                          -----------------
Utility 3.5%
Natural Gas 0.5%
Calpine Corp.*                                  211,500     $  3,384,000
                                                          -----------------
Telephone 3.0%
ADC Telecommunications Inc.*                    104,700        6,700,800
Brooks Fiber Properties Inc.*                    19,900          572,125
Excel Communications, Inc.*                      16,500          521,813
McLeod, Inc.*                                    41,500        1,369,500
Newbridge Networks Corp.*                        24,800        1,581,000
Omnipoint Corp.*                                 67,900        1,977,587
Telefonica del Peru SA Cl. B ADR                325,000        7,434,375
Teleport Communications Group, Inc. Cl. A*       83,200        1,965,600
                                                          -----------------
                                                              22,122,800
                                                          -----------------
Total Utility                                                 25,506,800
                                                          -----------------
Total Common Stocks (Cost $575,296,004)                      709,103,733
                                                          -----------------

                                   Principal      Maturity
                                     Amount         Date
 ------------------------------- -------------- -------------  ---------------
SHORT-TERM OBLIGATIONS 3.1%
Associates Corp. of North
  America, 5.25%                  $15,294,000    10/01/1996      15,294,000
Ford Motor Credit Co., 5.36%        1,828,000    10/02/1996       1,828,000
Ford Motor Credit Co., 5.25%        4,929,000    10/03/1996       4,929,000
                                                               ---------------
Total Short-Term Obligations (Cost $22,051,000)                  22,051,000
                                                               ---------------
Total Investments (Cost $597,347,004)--100.7%                   731,154,733
Cash and Other Assets, Less Liabilities--(0.7%)                  (4,854,999)
                                                               ---------------
Net Assets--100.0%                                             $726,299,734
                                                               ===============

Federal Income Tax Information:

At September 30, 1996, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $598,142,139 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                                $147,862,860
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  cost over value                                               (14,850,266)
                                                               ---------------
                                                               $133,012,594
                                                               ===============


 * Nonincome-producing securities
   ADR stands for American Depositary Receipt, representing ownership of foreign securities.
++ Security valued under consistently applied procedures established by the Trustees. Security restricted as to public resale. The total cost and market value of restricted securities owned at September 30, 1996 were $7,998,750 and $11,012,837 (1.52% of net assets), respectively.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1996

Assets
Investments, at value (Cost $597,347,004) (Note 1)    $731,154,733
Cash                                                           174
Receivable for securities sold                          12,823,082
Receivable for fund shares sold                          3,193,991
Dividends and interest receivable                          179,790
Other assets                                                27,541
                                                     ---------------
                                                       747,379,311
Liabilities
Payable for securities purchased                        19,251,692
Payable for fund shares redeemed                           590,906
Accrued transfer agent and shareholder services
  (Note 2)                                                 235,645
Accrued management fee (Note 2)                            405,478
Accrued distribution and service fees (Note 4)             450,860
Accrued trustees' fees (Note 2)                              7,502
Other accrued expenses                                     137,494
                                                     ---------------
                                                        21,079,577
                                                     ---------------
Net Assets                                            $726,299,734
                                                     ===============
Net Assets consist of:
 Unrealized appreciation of investments               $133,807,729
 Accumulated net realized loss                          (2,079,183)
 Shares of beneficial interest                         594,571,188
                                                     ---------------
                                                      $726,299,734
                                                     ===============
Net Asset Value and redemption price per share
  of Class A shares ($114,247,043 / 8,300,931
  shares of beneficial interest)                            $13.76
                                                     ===============
Maximum Offering Price per share of Class A
  shares ($13.76 / .955)                                    $14.41
                                                     ===============
Net Asset Value and offering price per share of
  Class B shares ($386,899,013 / 28,872,901
  shares of beneficial interest)*                           $13.40
                                                     ===============
Net Asset Value, offering price and redemption
  price per share of Class C shares ($34,834,999
  / 2,499,112 shares of beneficial interest)                $13.94
                                                     ===============
Net Asset Value and offering price per share of
  Class D shares ($190,318,679 / 14,180,375
  shares of beneficial interest)*                           $13.42
                                                     ===============

 -------------------------------------------------------------------

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS

For the year ended September 30, 1996

Investment Income
Dividends, net of foreign taxes of $63,219                 $ 2,227,719
Interest                                                     2,525,316
                                                          --------------
                                                             4,753,035
Expenses
Management fee (Note 2)                                      4,024,320
Transfer agent and shareholder services (Note 2)               805,247
Custodian fee                                                  180,669
Reports to shareholders                                        138,308
Distribution fee--Class A (Note 4)                             202,813
Distribution and service fees--Class B (Note 4)              2,822,104
Distribution and service fees--Class D (Note 4)              1,387,708
Registration fees                                              180,166
Audit fee                                                       28,368
Trustees' fees (Note 2)                                         30,194
Legal fees                                                      20,268
Miscellaneous                                                   34,999
                                                          --------------
                                                             9,855,164
                                                          --------------
Net investment loss                                         (5,102,129)
                                                          --------------
Realized and Unrealized Gain (Loss)
  on Investments
Net realized loss on investments (Notes 1 and 3)            (2,073,183)
Net unrealized appreciation of investments                  70,731,585
                                                          --------------
Net gain on investments                                     68,658,402
                                                          --------------
Net increase in net assets resulting from operations       $63,556,273
                                                          ==============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

STATEMENT OF CHANGES IN NET ASSETS

                                               Year ended September 30
                                           -------------------------------
                                                1996            1995
 --------------------------------------------------------  ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss                         $ (5,102,129)   $ (2,022,509)
Net realized gain (loss) on investments*      (2,073,183)     32,914,544
Net unrealized appreciation of
  investments                                 70,731,585      52,115,081
                                          ---------------  ---------------
Net increase resulting from operations        63,556,273      83,007,116

                                          ---------------  ---------------
Distributions from net realized gains:
 Class A                                      (4,170,914)        (92,618)
 Class B                                     (15,632,187)       (320,406)
 Class C                                      (3,556,781)        (93,107)
 Class D                                      (7,349,181)       (164,154)
                                          ---------------  ---------------
                                             (30,709,063)       (670,285)
                                          ---------------  ---------------
Net increase from fund share transactions
  (Note 5)                                   291,406,436     164,713,294
                                          ---------------  ---------------
Total increase in net assets                 324,253,646     247,050,125

Net Assets
Beginning of year                            402,046,088     154,995,963
                                          ---------------  ---------------
End of year                                 $726,299,734    $402,046,088
                                          ===============  ===============
*Net realized gain (loss) for Federal
 income tax purposes (Note 1)               $   (928,280)   $ 32,687,493
                                          ===============  ===============

NOTES TO FINANCIAL STATEMENTS

September 30, 1996

Note 1

State Street Research Capital Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds:
State Street Research Capital Fund, State Street Research Small Capitalization Growth Fund and State Street Research Small Capitalization Value Fund.

The investment objective of the Fund is to seek maximum capital appreciation by investing primarily in common stocks of emerging growth companies and of companies considered to be undervalued special situations, as determined by the Fund's investment manager.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities

Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND

B. Federal Income Taxes

No provision for Federal income taxes is necessary since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At September 30, 1996, the Fund had a capital loss carryforward of $928,280 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on September 30, 2004.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1995 through September 30, 1996, the Fund incurred net capital losses of approximately $356,000 and intends to defer and treat such losses as arising in the fiscal year ended September 30, 1997.

C. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

D. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees equal to 1/16 of 1% (3/4 of 1% on an annual basis) of average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. The fees of the Trustees not currently affiliated with the Adviser amounted to $30,194 during the year ended September 30, 1996.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended September 30, 1996, the amount of such expenses was $459,704.

Note 3

For the year ended September 30, 1996, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $1,345,994,338 and $1,070,302,394, respectively.

Note 4

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1996, fees pursuant to such plan amounted to $202,813, $2,822,104 and $1,387,708 for Class A, Class B and Class D,
respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $188,067 and $295,942, respectively, on sales of Class A shares of the Fund during the year ended September 30, 1996, and that MetLife Securities, Inc. earned commissions aggregating $678,831 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $312,620 and $29,193 on redemptions of Class B and Class D shares, respectively, during the same period.

STATE STREET RESEARCH CAPITAL FUND

Note 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.


Share transactions were as follows:

                                                                           Year ended September 30
                                                        --------------------------------------------------------------
                                                                     1996                            1995
                                                       -------------------------------  ------------------------------
Class A                                                    Shares          Amount           Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                               4,999,832     $ 62,467,171       2,826,294    $ 32,048,209
Issued upon reinvestment of distributions from net
   realized gains                                           302,993        3,738,939           8,771          82,615
Shares repurchased                                       (1,085,442)     (13,577,652)       (756,484)     (8,537,685)
                                                       -------------- ---------------- --------------  ---------------
Net increase                                              4,217,383     $ 52,628,458       2,078,581    $ 23,593,139
                                                       ============== ================ ==============  ===============
Class B                                                    Shares          Amount           Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                              14,984,596     $183,598,870       9,420,000    $106,150,791
Issued upon reinvestment of distributions from net
   realized gains                                         1,171,523       14,187,153          31,685         294,989
Shares repurchased                                       (2,587,886)     (31,537,100)     (1,616,639)    (17,716,667)
                                                       -------------- ---------------- --------------  ---------------
Net increase                                             13,568,233     $166,248,923       7,835,046    $ 88,729,113
                                                       ============== ================ ==============  ===============
Class C                                                    Shares          Amount           Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                                 822,474     $ 10,670,766       1,284,385    $ 16,174,374
Issued upon reinvestment of distributions from net
   realized gains                                           267,147        3,331,325           8,899          84,452
Shares repurchased                                       (2,072,769)     (26,820,873)       (211,276)     (2,192,278)
                                                       -------------- ---------------- --------------  ---------------
Net increase (decrease)                                    (983,148)    $(12,818,782)      1,082,008    $ 14,066,548
                                                       ============== ================ ==============  ===============
Class D                                                    Shares          Amount           Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                               7,893,265     $ 96,528,582       4,045,991    $ 46,180,380
Issued upon reinvestment of distributions from net
   realized gains                                           561,501        6,811,002          16,713         155,761
Shares repurchased                                       (1,469,595)     (17,991,747)       (710,067)     (8,011,647)
                                                       -------------- ---------------- --------------  ---------------
Net increase                                              6,985,171     $ 85,347,837       3,352,637    $ 38,324,494
                                                       ============== ================ ==============  ===============

STATE STREET RESEARCH CAPITAL FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                                                   Class A
                                           -----------------------------------------------------
                                                                              February 17, 1993
                                                                                (Commencement
                                                Year ended September 30         of Share Class
                                            --------------------------------   Designations) to
                                              1996**     1995**      1994     September 30, 1993
 -----------------------------------------------------  ---------  --------- --------------------
Net asset value, beginning of year             $13.53     $ 9.92   $ 10.43          $ 8.03
Net investment loss                             (0.05)     (0.04)    (0.04)          (0.03)
Net realized and unrealized gain on
  investments                                    1.30       3.69      0.28            2.43
Distributions from net realized gains           (1.02)     (0.04)    (0.75)             --
                                           -----------  ---------  --------- --------------------
Net asset value, end of year                   $13.76     $13.53   $  9.92          $10.43
                                           ===========  =========  ========= ====================
Total return                                    10.12%+    36.95%+    2.51%+         24.61%+++
Net assets at end of year (000s)             $114,247    $55,250   $19,891          $7,251
Ratio of expenses to average net assets          1.26%      1.33%     1.41%           2.43%++
Ratio of net investment loss to average
  net assets                                    (0.39)%    (0.34)%   (0.55)%         (1.43)%++
Portfolio turnover rate                        215.07%    214.59%   167.08%         129.57%
Average commission rate@                      $0.0278         --        --              --

                                                                   Class B
                                           ------------------------------------------------------
                                                                                 March 15, 1993
                                                                                 (Commencement
                                                 Year ended September 30         of Share Class
                                            ---------------------------------   Designations) to
                                              1996**      1995**      1994     September 30, 1993
 ----------------------------------------------------- -----------  --------- --------------------
Net asset value, beginning of year           $  13.29  $   9.82     $ 10.40        $  8.68
Net investment loss                             (0.14)    (0.12)      (0.08)         (0.04)
Net realized and unrealized gain on
  investments                                    1.27      3.63        0.25           1.76
Distributions from net realized gains           (1.02)    (0.04)      (0.75)            --
                                           ----------- -----------  --------- --------------------
Net asset value, end of year                 $  13.40  $  13.29     $  9.82        $ 10.40
                                           =========== ===========  ========= ====================
Total return                                     9.33%+   35.90%+      1.79%+        19.82%+++
Net assets at end of year (000s)             $386,899  $203,446     $73,354        $16,044
Ratio of expenses to average net assets          2.01%     2.08%       2.16%          3.16%++
Ratio of net investment loss to average
  net assets                                    (1.13)%   (1.10)%     (1.28)%        (2.15%)++
Portfolio turnover rate                        215.07%   214.59%     167.08%        129.57%
Average commission rate@                     $ 0.0278        --          --             --

                                                                   Class C
                                           -----------------------------------------------------
                                                           Year ended September 30
                                           -----------------------------------------------------
                                             1996**     1995**      1994       1993       1992
 ------------------------------------------ ---------  ---------  ---------  -------------------
Net asset value, beginning of year            $13.66     $ 9.99    $10.46     $ 7.96      $7.74
Net investment loss                            (0.01)     (0.01)    (0.03)     (0.06)     (0.06)
Net realized and unrealized gain on
  investments                                   1.31       3.72      0.31       3.90       0.63
Distributions from net realized gains          (1.02)     (0.04)    (0.75)     (1.34)     (0.35)
                                             -------    -------   -------    -------    -------
Net asset value, end of year                  $13.94     $13.66    $ 9.99     $10.46      $7.96
                                             =======    =======   =======    =======    =======
Total return                                   10.41%+    37.30%+    2.91%+    55.46%+     7.34%+
Net assets at end of year (000s)             $34,835    $47,553   $23,967    $18,342    $11,654
Ratio of expenses to average net assets         1.01%      1.08%     1.16%      2.11%      1.54%
Ratio of net investment loss to average
  net assets                                   (0.08)%    (0.07)%   (0.32)%    (1.30)%    (0.86)%
Portfolio turnover rate                       215.07%    214.59%   167.08%    129.57%    124.94%
Average commission rate@                     $0.0278         --        --         --         --

                                                                   Class D
                                           -----------------------------------------------------
                                                                                March 15, 1993
                                                                                (Commencement
                                                Year ended September 30         of Share Class
                                            --------------------------------   Designations) to
                                              1996**     1995**      1994     September 30, 1993
 -----------------------------------------------------  ---------  --------- --------------------
Net asset value, beginning of year             $13.31     $ 9.83    $10.39          $ 8.68
Net investment loss                             (0.14)     (0.12)    (0.09)          (0.04)
Net realized and unrealized gain on
  investments                                    1.27       3.64      0.28            1.75
Distributions from net realized gains           (1.02)     (0.04)    (0.75)             --
                                           ----------- -----------  --------- --------------------
Net asset value, end of year                   $13.42     $13.31    $ 9.83          $10.39
                                           =========== ===========  ========= ====================
Total return                                     9.23%+    36.07%+    2.00%+         19.70%+++
Net assets at end of year (000s)             $190,319    $95,797   $37,783          $5,011
Ratio of expenses to average net assets          2.01%      2.08%     2.16%           3.16%++
Ratio of net investment loss to average
  net assets                                    (1.13)%    (1.09)%   (1.28%)         (2.16)%++
Portfolio turnover rate                        215.07%    214.59%   167.08%         129.57%
Average commission rate@                      $0.0278         --         -              --
 ------------------------------------------------------------------------------------------------

++  Annualized
**  Per-share figures have been calculated using the average shares method.
+ Total return figures do not reflect any front-end or contingent deferred sales charges.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
@ For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Capital Trust and Shareholders of
State Street Research Capital Fund

We have audited the accompanying statement of assets and liabilities of State Street Research Capital Fund, including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Capital Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 8, 1996

STATE STREET RESEARCH CAPITAL FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Capital Fund's short-term performance was hindered somewhat by the decline in technology stocks in the fall of 1995 as well as by the July 1996 correction, which was led by a sell-off in smaller, more aggressive growth stocks. The Fund's performance rebounded following both events.

The Fund benefited from holdings in a number of industry sectors, most notably, retail, computer software and service, business service, and hotel and restaurant stocks. Capital Fund underperformed its peer group, but proved to be a stronger performer in the second half of the period, beating the average total return for its Lipper category.

Fund management made a number of changes to the Fund, including reducing its overall position in technology stocks but focusing holdings in the area of computer software and service. As of September 30, 1996, software and service stocks represented 12.3% of the portfolio.

Capital Fund's management added to the Fund's position in retail and business service stocks. Retail, as of September 30, 1996, made up 14.2% of the portfolio. Business service stocks accounted for another 7.8% of the portfolio.

Fund management also added to the portfolio's hotel and restaurant stocks, which represented 10.7% of the portfolio as of September 30, 1996.

September 30, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. During the periods prior to 1993 that shares were not offered to the general public, the Fund was not subject to the cash inflows and higher level of redemptions and expenses that have occurred during the Fund's current, continuous public offering. Performance for a class includes periods prior to the adoption of class designations. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance prior to 1993 class designations does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "D" shares, which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

Change In Value Of $10,000
Based On The S&P 500 Compared To Change
In Value of $10,000 Invested In Capital Fund

   [plot points for line chart]

          Class A Shares
    Average Annual Total Return
1 Year     5 Years       10 Years
+5.16%     +19.69%       +17.27%

9/86        9550         10000
9/87       13622         14342
9/88       11720         12565
9/89       15697         16706
9/90       12430         15162
9/91       19126         19876
9/92       20529         22071
9/93       31824         24933
9/94       32622         25850
9/95       44677         33529
9/96       49197         40343

   [end of plot points for line chart]

   [plot points for line chart]

          Class B Shares
    Average Annual Total Return
1 Year     5 Years    10 Years
+4.33%     +20.04%     +17.54%

9/86       10000        10000
9/87       14263        14342
9/88       12272        12565
9/89       16436        16706
9/90       13015        15162
9/91       20028        19876
9/92       21497        22071
9/93       33266        24933
9/94       33862        25850
9/95       46018        33529
9/96       50313        40343

   [end of plot points for line chart]

   [plot points for line chart]

          Class C Shares
    Average Annual Total Return
1 Year     5 Years    10 Years
+10.41%     +21.09%     +17.95%

9/86        10000       10000
9/87        14263       14342
9/88        12272       12565
9/89        16436       16706
9/90        13015       15162
9/91        20028       19876
9/92        21497       22071
9/93        33420       24933
9/94        34392       25850
9/95        47219       33529
9/96        52134       40343

   [end of plot points for line chart]

   [plot points for line chart]

          Class D Shares
    Average Annual Total Return
1 Year     5 Years    10 Years
+8.23%     +20.26%     +17.55%

9/86       10000        10000
9/87       14263        14342
9/88       12272        12565
9/89       16436        16706
9/90       13015        15162
9/91       20028        19876
9/92       21497        22071
9/93       33234        24933
9/94       33898        25850
9/95       46125        33529
9/96       50384        40343

   [end of plot points for line chart]

   [solid line] Capital Fund

   [dotted line] S&P 500

                      Statement of Additional Information

                                       of

                State Street Research Capital Appreciation Fund

                 State Street Research Capital Appreciation Fund
                  State Street Research Equity Investment Fund
                    State Street Research Equity Income Fund

                                    Series of

                       State Street Research Equity Trust

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1996


                                TABLE OF CONTENTS
                                                                    Page

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.......................2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES.......5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS......................13

TRUSTEES AND OFFICERS................................................17

INVESTMENT ADVISORY SERVICES.........................................22

PURCHASE AND REDEMPTION OF SHARES....................................24

NET ASSET VALUE......................................................27

PORTFOLIO TRANSACTIONS...............................................28

CERTAIN TAX MATTERS..................................................31

DISTRIBUTION OF SHARES OF THE FUNDS..................................34

CALCULATION OF PERFORMANCE DATA......................................40

CUSTODIAN............................................................46

INDEPENDENT ACCOUNTANTS..............................................46

FINANCIAL STATEMENTS.................................................46

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund and State Street Research Equity Income Fund dated November 1, 1996, which may be obtained without charge from the offices of State Street Research Equity Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER:  1285B-96102996(1197)SSR-LD                      ET-879D-1196

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Funds' Investments" and "Limiting Investment Risk" in the Funds' Prospectus, State Street Research Capital Appreciation Fund (the "Capital Appreciation Fund" or the "Fund"), State Street Research Equity Investment Fund (the "Equity Investment Fund" or the "Fund") and State Street Research Equity Income Fund (the "Equity Income Fund" or the "Fund") have adopted certain investment restrictions.

         All of the Funds' fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is each Fund's policy:


         (1) Equity Investment Fund and Equity Income Fund only: to invest at least 65% of its assets in equity securities and equity convertibles into equity securities;

         (2) not to invest in a security if the transaction would result in more than 5% of a Fund's total assets being invested in any one issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (3) not to invest in a security if the transaction would result in a Fund's owning more than 10% of the outstanding voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (4)      not to issue senior securities;

         (5) not to underwrite or participate in the marketing of securities of other issuers, although a Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];

         (6) not to purchase or sell real estate in fee simple or real estate mortgage loans;

         (7) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (8) not to lend money; however, a Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (9) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions);

         (10) not to invest in oil, gas or other mineral exploration or development programs (provided that a Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (11) not to make any investment which would cause more than 25% of the value of a Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall be excluded); and

         (12) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of a Fund's total assets, and provided further that reverse repurchase agreements shall not exceed 5% of a Fund's total assets. Reverse repurchase agreements occur when a Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. A Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

         The following investment restrictions may be changed with respect to any Fund by a vote of a majority of the Trustees. Under these restrictions, it is each Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to invest more than 15% of its net assets in restricted securities of all types (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of 1933);

         (3) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (4) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Trust's Prospectus and Statement of Additional Information;

         (5) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of such Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

         (6) not to acquire any security issued by any other investment company (the "acquired company") if immediately after such acquisition the Fund and all companies controlled by the Fund, if any, would own in the aggregate (i) more than 3% of the outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the Fund's total assets or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the Fund's total assets, except to complete a merger, consolidation or other acquisition of assets;

         (7) not to purchase or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

         (8) not to invest in warrants more than 5% of the value of its total assets, taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

         (9) not to invest in companies for the purpose of exercising control over their management, although the Trust may from time to time present its views on various matters to the management of issuers in which it holds investments.


At the present time, notwithstanding clause (8) above, the Capital Appreciation Fund and the Equity Investment Fund may not invest in any warrants. Also, the Equity Income Fund has undertaken with a state securities authority that, for so long as such Fund's shares are required to be registered for sale in such state, the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of its net assets and included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange.



                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, each Fund may buy and sell options, futures contracts and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objectives of a Fund. Each Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect a Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which a Fund intends to purchase. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         Each Fund may use options on equity securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         Each Fund may engage in transactions in call and put options on securities indices. For example, a Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, a Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, a Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting a Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by a Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by a Fund, money market instruments equal to the aggregate exercise price of the options will be identified by that Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Funds will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which they intend to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. No Fund will purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. No Fund will write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of that Fund's net assets. In addition, no Fund may establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Funds' ability to effectively hedge their securities and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

Currency Transactions

         The Funds may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. Each Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to such Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.


Repurchase Agreements

         The Funds may enter into repurchase agreements. Repurchase agreements occur when a Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Funds will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of a Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by a Fund will be limited to 10% of a Fund's total assets.

When-Issued Securities


         Each Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when a Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.


Rule 144A Securities

         Subject to the limitations on illiquid and restricted securities noted above, a Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them.

Swap Arrangements

         Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay such Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with a Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of a Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of a Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund's portfolio. However, a Fund may enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Industry Classifications


         In determining how much of a Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries               Consumer Staple           Science & Technology
----------------               ---------------           --------------------
Chemical                       Business Service          Aerospace
Diversified                    Container                 Computer Software
Electrical Equipment           Drug                        & Service
Forest Products                Food & Beverage           Electronic Components
Machinery                      Hospital Supply           Electronic Equipment
Metal & Mining                 Personal Care             Office Equipment
Railroad                       Printing & Publishing
Truckers                       Tobacco

Utility                        Energy                    Consumer Cyclical
-------                        ------                    -----------------
Electric                       Oil Refining & Marketing  Airline
Gas                            Oil Production            Automotive
Gas Transmission               Oil Service               Building
Telephone                                                Hotel & Restaurant
                                                         Photography
Other                          Finance                   Recreation
-----                          -------                   Retail Trade
Trust Certificates-            Bank                      Textile & Apparel
 Government Related Lending    Financial Service
Asset-backed--Mortgages        Insurance
Asset-backed--Credit
 Card Receivables


Other Investment Limitations

         Each Fund has undertaken with a state securities authority that, for so long as a Fund's shares are required to be registered for sale in such state, a Fund will not purchase real estate limited partnerships or make investments in oil, gas or mineral leases.


                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         As indicated in the Funds' Prospectus, the Funds may invest in long-term and short-term debt securities. The Funds may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Funds may invest are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         o obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which a Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, a Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by a Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. A Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. A Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

         Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Equity Income Fund by applicable rating agencies results in a material decline in the overall quality of such Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of such Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                              TRUSTEES AND OFFICERS


         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 41. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 53. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments and civic affairs and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 45. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111 serves as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and

-------------------------

* or +, see footnotes on page 19.

Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         *+Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 64. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         *Daniel J. Rice III, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 53. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc.

-------------------------

* or +, see footnotes on page 19.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 71. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 50. His principal occupation is President and Chief Investment Officer of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment
Officer of IDS Advisory Group, Inc. and as Senior Vice President of Stein,
Roe & Farnham.

         *+John T. Wilson, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 33. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and, from 1995 to 1996, as a Vice President of Phoenix Investment Counsel, Inc.




-------------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Funds' investment adviser.


+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Record ownership of shares of the Funds as of September 30, 1996 was as follows:

            Capital Appreciation               Equity Investment              Equity Income
            --------------------               -----------------              -------------
                                   % of                            % of                           % of
Class              Holder          Class            Holder         Class         Holder           Class
-----              ------          -----            ------         -----         ------           -----


   B                                                                         Merrill Lynch         8.4

   C       Chase Manhattan         96.9       Chase Manhattan       84.4     Chase Manhattan      93.7
           Bank, N.A.                         Bank, N.A.                     Bank, N.A.

                                              Bank of New York       7.1

   D       PaineWebber              8.7       Metropolitan Life     76.7

           Merrill Lynch           42.1       Merrill Lynch         11.6     Merrill Lynch        46.5

                                              Donaldson Lufkin       6.1     Bear Stearns         12.9


The full name and address of the above institutions are:

Metropolitan Life Insurance Company (a)
One Madison Avenue
New York, New York 10010


Chase Manhattan Bank, N.A.(b)(c)
770 Broadway
New York, New York 10003


Merrill Lynch, Pierce, Fenner & Smith, Inc. (c)
One Liberty Plaza, 165 Broadway
New York, New York 10080

Donaldson Lufkin Jenrette
Securities Corporation, Inc. (c)
P.O. Box 2052
Jersey City, New Jersey  07303

Bear Stearns Securities Corp. (c)
1 Metrotech Center North
Brooklyn, NY 11201

Bank of New York (c)
52 William Street
New York, NY 10005


PaineWebber
P.O. Box 3321
Weehawken, NJ 07087

---------------------------------

(a) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.


(b) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan.


(c) The respective Funds believe that each named recordholder does not have beneficial ownership of such shares.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.


         As of September 30, 1996, the Trustees and principal officers of the Trust as a group owned the approximate amounts of the outstanding shares of each Fund as set forth below:

                                 Class A    Class B     Class C       Class D

Capital Appreciation   [less than]1%        None        None          None
Equity Investment                None       None        None          None
Equity Income                    1.8%       None        None          None

         The Trustees were compensated as follows:


-------------------------------------------------------------------------
                                                               Total
                                                            Compensation
                                       Aggregate           From Trust and
                                     Compensation           Complex Paid
         Name of Trustee             From Trust(a)         to Trustees(b)
-------------------------------------------------------------------------

Edward M. Lamont                      $ 9,700                  $59,375
Robert A. Lawrence                    $ 9,700                  $88,875
Dean O. Morton                        $10,100                  $92,875
Thomas L. Phillips                    $ 9,700                  $59,375
Toby Rosenblatt                       $ 9,700                  $59,375
Michael S. Scott Morton               $10,900                  $96,875
Ralph F.Verni                         $     0                  $     0
Jeptha H. Wade                        $ 9,500                  $63,375


(a) For the Funds' fiscal year ended June 30, 1996. Includes compensation from multiple Series of the Trust. See "Distribution of Shares" for a listing of series.


(b) Includes compensation from 31 series, including series of Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser. "Total Compensation from Trust and Complex" is estimated for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.


                          INVESTMENT ADVISORY SERVICES


         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to each Fund. The Advisory Agreement provides that the Investment Manager shall furnish each Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.


         The advisory fee payable monthly by each Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of such Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.65% of the net assets of the Equity Investment Fund and the Equity Income Fund and 0.75% of the net assets of the Capital Appreciation Fund. The Distributor and its affiliates may from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to each Fund.


         The advisory fees paid by each Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows:

                                             Year ended June 30


                                   1996             1995               1994
                                   ----             ----               ----

Capital Appreciation Fund        $4,634,817       $3,124,753         $2,338,561
Equity Investment Fund             $676,177         $486,807           $385,472
Equity Income Fund                 $649,578         $521,730           $415,128


         The voluntary reduction of fees or assumption of expenses for the same periods were as follows:


                                          Year ended June 30

                                1996             1995               1994
                                ----             ----               ----


Capital Appreciation Fund       $      0       $1,056,327*          $985,266
Equity Investment Fund          $220,240         $362,010           $303,297
Equity Income Fund              $267,958         $333,725           $328,184


------------------
* For the period of July 1, 1994 through March 9, 1995; on March 10, 1995, the Distributor eliminated the voluntary assumption of fees or expenses incurred by the Capital Appreciation Fund.

         Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee for a Fund up to the amount of any expenses (excluding permissible items, such as Rule 12b-1 Distribution Plan payments, brokerage commissions, interest, taxes and litigation expenses) paid or incurred by such Fund in any fiscal year which exceed specified percentages of the average daily net assets of such Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

         The Advisory Agreement provides that it shall continue in effect from year to year with respect to each Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Funds, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which a Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Funds are distributed by the Distributor. The Funds offer four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Funds, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Funds at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of a Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Funds and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Funds or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.


         Class C Shares - Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.


         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, a Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Funds reserve the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, a Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, a Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                 NET ASSET VALUE

         The net asset value of the shares of each Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of a Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by a Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of a Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


         A Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Funds' portfolio turnover rates for the fiscal years ended June 30, 1995 and 1996, respectively, were as follows: Capital Appreciation Fund, 217.28% and 279.55%, Equity Investment Fund, 47.93% and 44.44%, and Equity Income Fund, 67.50% and 111.13%.

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1996, for the Capital Appreciation Fund was significantly higher than that for the previous fiscal year because of volalility in the markets for aggressive securities and the resultant transactions to protect the Fund as well as to take profits and take advantage of buying opportunities.

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1996 for the Equity Income Fund was significantly higher than that for the previous fiscal year because of transactions to reposition the Fund to be more defensive in light of economic expectations as compared to its more cyclical positioning before.


Brokerage Allocation


         The Investment Manager's policy is to seek for its clients, including the Funds, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Funds occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.


         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts.

         Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment of less than ten percent of the outstanding equity of one such third party which provides portfolio analysis and modeling and other research and investment decision-making services integrated into a trading system developed and licensed by the third party to others. The Investment Manager could be said to benefit indirectly if in the future it allocates brokerage to a broker-dealer who in turn pays this third party for services to be provided to the Investment Manager.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by the Investment Manager. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Funds in secondary trading during the last three fiscal years were as follows:

                                            Fiscal Year ended June 30

                                  1996             1995               1994
                                  ----             ----               ----

Capital Appreciation Fund       $2,271,335       $2,090,474         $1,119,166
Equity Investment Fund            $107,458          $90,811            $95,640
Equity Income Fund                $296,364         $175,736           $192,943


The Investment Manager believes the amount of brokerage commissions paid by the Equity Income Fund during the fiscal year ended June 30, 1996, was significantly higher than during the previous year because of transactions to reposition the Fund to be more defensive in light of economic expectations as compared to its more cyclical positioning before.

         During and at the end of its most recent fiscal year, no Fund held in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of such Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.



                               CERTAIN TAX MATTERS

Federal Income Taxation of the Funds -- in General

         Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although they cannot give complete assurance that they will do so. Accordingly, a Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which a Fund may sell securities held for less than three months; write options which expire in less than three months; and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If a Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by a Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of such Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         A Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Funds' Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section

1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time a Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless a Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for such Fund to make the distributions required for such Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by a Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that such Fund pays the dividend during January of the following calendar year.

         Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUNDS


         State Street Research Equity Trust is currently comprised of the following series: State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund, State Street Research Equity Income Fund, and State Street Research Global Resources Fund. The Trustees have authorized shares of the Funds to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.


         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Funds. Shares of the Funds are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Funds on a continuous basis at an offering price which is based on the net asset value per share of the applicable Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

         Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows:


                                        Year ended June 30
                              1996             1995               1994
                              ----             ----               ----
Capital Appreciation Fund   $1,756,768       $1,130,659         $1,714,899
Equity Investment Fund        $142,027          $76,485            $89,774
Equity Income Fund            $161,679          $97,853           $239,481


         For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers:

                                          Year ended June 30
                                 1996            1995               1994
                                 ----            ----               ----
Capital Appreciation Fund       $206,221         $129,102           $195,517
Equity Investment Fund           $17,387           $9,124            $10,445
Equity Income Fund               $20,463          $11,212            $28,320


         The differences in the price at which the Funds' Class A shares are offered due to scheduled variations in sales charges, as described in the Funds' Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Funds or associated entities. Where shares of the Funds are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Funds reserve the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Funds and paid initial commissions to securities dealers for sales of such Class A, Class B and Class D shares as follows:



                              Fiscal Year Ended             Fiscal Year Ended               Fiscal Year Ended
                                June 30, 1996                    June 30, 1995                June 30, 1994
                        -----------------------------    ------------------------------  ------------------------------
                         Contingent                       Contingent                     Contingent
                          Deferred       Commissions       Deferred       Commissions      Deferred       Commissions
                        Sales Charges  Paid to Dealers   Sales Charges  Paid to Dealers  Sales Charges  Paid to Dealers
                        -------------  ---------------   -------------  ---------------  -------------  ---------------
Capital Appreciation  Fund
     Class A             $      0         $1,550,547       $  2,653       $1,001,557         $     0       $1,519,382
     Class B             $378,749         $2,284,643       $394,360       $1,033,301         $62,521       $1,424,770
     Class D             $  1,900         $   26,860       $    305       $        0         $   148       $   19,784


Equity Investment Fund
     Class A             $      0         $  124,640       $      0       $   67,361         $     0       $   79,329
     Class B             $ 40,509         $  220,242       $ 18,766       $   57,654         $ 3,372       $   74,304
     Class D             $     39         $      876       $    260       $        0         $     0       $      586

Equity Income Fund
     Class A             $      0         $  141,216       $    265       $   86,641         $     0       $   211,161
     Class B             $ 65,434         $  271,051       $ 50,949       $  130,203         $ 7,538       $   286,536
     Class C             $     39         $    3,592       $    632       $        0         $     0       $     7,655


         Each Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Funds may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Funds and reports for recipients other than existing shareholders of the Funds, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Funds may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Funds for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Funds held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Funds. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended June 30, 1996, the Funds paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Funds as follows:

Capital Appreciation Fund

                                         Class A         Class B     Class D
                                        --------     ----------       -------
Advertising                             $  1,511     $   29,930       $     0

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                586         11,616             0

Compensation to dealers                  852,361      1,063,736        52,599

Compensation to sales                      6,393        126,652             0
 personnel

Interest                                       0              0             0

Carrying or other
 financing charges                             0              0             0

Other expenses:  marketing; general        3,599         71,298             0
                                        --------     ----------       -------

Total fees                              $864,450     $1,303,232       $52,599
                                        ========     ==========       =======

Equity Investment Fund

                                          Class A       Class B      Class D
                                          --------     --------     --------
Advertising                               $    107     $  1,357     $    775

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                   42          528          302

Compensation to dealers                     87,245       78,524        1,694

Compensation to sales
 personnel                                     481        6,102        3,485

Interest                                         0            0            0

Carrying or other
 financing charges                               0            0            0

Other expenses:  marketing; general            258        3,268        1,867
                                          --------     --------     --------

Total fees                                $ 88,133     $ 89,779     $  8,123
                                          ========     ========     ========


Equity Income Fund

                                           Class A       Class B      Class D
                                          --------     --------     --------
Advertising                               $    598     $  2,002     $    420

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                  233          779          164

Compensation to dealers                     96,023      185,106        8,683

Compensation to sales
 personnel                                   2,700        9,030        1,896

Interest                                         0            0            0

Carrying or other
 financing charges                               0            0            0

Other expenses:  marketing; general          1,443        4,822        1,013
                                          --------     --------     --------

Total fees                                $100,997     $201,739     $ 12,176
                                          ========     ========     ========

         The Distributor may have also used additional resources of its own for further expenses on behalf of the Funds.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Funds will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Funds will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Funds. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Funds had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.

         The performance data below reflects Rule 12b-1 fees and, where applicable, sales charges as follows:

                                    Rule 12b-1                                            Sales Charges
                   ----------------------------------------------------         ---------------------------------
       Class       Amount                   Period
       -----       ------                   ------
         A        0.25%        0.50% until March 10, 1995;                      Maximum 4.5% sales charge
                               0.25 thereafter                                  reflected

         B        1.00%        0.50% until June 1, 1993; 1.00%                  1- and 5-year periods reflect
                               June 1, 1993 to present; fee will reduce         a 5% and a  2% contingent
                               performance for periods after June 1, 1993       deferred sales charge,
                                                                                respectively

         C        None         0.50% until June 1, 1993;                        None
                               0% thereafter

         D        1.00%        0.50% until June 1, 1993; 1.00%                  1-year period reflects a 1%
                               June 1, 1993 to present; fee will reduce         contingent deferred sales charge
                               performance for periods after June 1, 1993

         All calculations of performance data in this section reflect the voluntary measures by the Funds' affiliates to reduce fees or expenses relating to the Funds; see "Accrued Expenses" later in this section.

Total Return

         The Funds' average annual total returns ("standard total return") of each class of shares were as follows:


                               Commencement of
                                 Operations                 Five Years                One Year
                              (August 25, 1986)                Ended                    Ended
Fund                          to June 30, 1996             June 30, 1996            June 30, 1996
----                          ----------------             -------------            -------------
                              with       without         with       without       with       without
                             subsidy     subsidy        subsidy     subsidy      subsidy     subsidy
                             -------     -------        -------     -------      -------     -------
Capital Appreciation
    Class A                    N/A*      16.55%           N/A       21.95%         N/A        18.30%
    Class B                    N/A       16.87%           N/A       22.43%         N/A        17.97%
    Class C                    N/A       17.25%           N/A       23.38%         N/A        24.28%
    Class D                    N/A       16.90%           N/A       22.66%         N/A        22.03%

Equity Investment
    Class A                 11.64%       11.23%        15.27%       14.94%       19.69%       19.24%
    Class B                 11.94%       11.53%        15.67%       15.33%       19.39%       18.91%
    Class C                 12.29%       11.86%        16.60%       16.23%       25.66%       25.18%
    Class D                 11.93%       11.51%        15.87%       15.50%       23.40%       22.93%

Equity Income
    Class A                 10.44%          N/A        14.64%          N/A       16.90%          N/A
    Class B                 10.78%          N/A        15.04%          N/A       16.60%          N/A
    Class C                 11.14%          N/A        15.99%          N/A       22.82%          N/A
    Class D                 10.78%          N/A        15.26%          N/A       20.68%          N/A


* The Fund's returns may have been increased by the voluntary reduction of fees and/or expenses by the Distributor and/or its affiliates. In the above table and below, where two figures are given, the first reflects expense reduction; the second shows what results would have been without subsidization. Where only one figure is shown, the reduction of fees and expenses was not material or a fund was not subsidized.

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                n
                          P(1+T)  = ERV

Where:            P    =  a hypothetical initial payment of $1,000

                  T    =  average annual total return

                  n    =  number of years

                  ERV  =  ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by a Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield


         The annualized yield of each class of shares of the Equity Income Fund based on the month of June 1996 was as follows:

     Class A                                        1.85%
     Class B                                        1.23%
     Class C                                        2.17%
     Class D                                        1.25%

         Yield for the Equity Income Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                                    a-b     6
                         YIELD = 2[(--- + 1)  -1]
                                    cd

Where:            a  =   dividends and interest earned during the period

                  b  =   expenses accrued for the period (net of voluntary
                         expense reductions by the Investment Manager)

                  c  =   the average daily number of shares outstanding during
                          the period that were entitled to receive dividends

                  d  =   the maximum offering price per share on the last day
                         of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Equity Income Fund computes the yield to maturity of each obligation held by such Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Equity Income Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Funds would have been lower.

Nonstandardized Total Return


         A Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of such Fund's operations. In addition, a Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Funds' nonstandardized total returns for the six months ended June 30, 1996, without taking sales charges into account, were as follows:

                               with subsidy       without subsidy
                               ------------       ---------------
Capital Appreciation Fund
     Class A                        N/A               13.93%
     Class B                        N/A               13.55%
     Class C                        N/A               14.11%
     Class D                        N/A               13.61%

Equity Investment Fund
     Class A                      10.27%              10.07%
     Class B                       9.82%               9.62%
     Class C                      10.41%              10.21%
     Class D                       9.83%               9.63%

Equity Income Fund
     Class A                       9.66%                N/A
     Class B                       9.31%                N/A
     Class C                       9.79%                N/A
     Class D                       9.31%                N/A



Distribution Rates

         A Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by a Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         The distribution rate of each class of the Equity Income Fund, based on the quarter ended June 30, 1996, was as follows:


     Class A                                        1.93%
     Class B                                        1.33%
     Class C                                        2.25%
     Class D                                        1.36%



                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Funds' annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Funds.


                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.


         The following financial statements are for the Funds' fiscal year ended June 30, 1996.




314791.c3
10/11/96

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

INVESTMENT PORTFOLIO
June 30, 1996

                                                             Value
                                               Shares      (Note 1)
 -------------------------------------------   -------   -------------
COMMON STOCKS 95.4%
Basic Industries 2.1%
Machinery 1.6%
Cincinnati Milacron, Inc.                      131,000   $  3,144,000
UCAR International, Inc.*                      204,800      8,524,800
                                                          ------------
                                                           11,668,800
                                                          ------------
Metal & Mining 0.5%
SGL Carbon AG ADR*                             108,000      4,131,000
                                                          ------------
Total Basic Industries                                     15,799,800
                                                          ------------
Consumer Cyclical 53.1%
Airline 5.7%
AMR Corp.*                                      78,300      7,125,300
Continental Airlines, Inc. Cl. B*              260,400     16,079,700
Delta Air Lines, Inc.                           50,700      4,208,100
TransWorld Airlines, Inc. Cv. Pfd.*+            73,400      3,624,125
UAL Corp.*                                     214,300     11,518,625
                                                          ------------
                                                           42,555,850
                                                          ------------
Automotive 1.5%
Autozone, Inc.*                                217,700      7,565,075
Danaher Corp.                                   71,200      3,097,200
Penske Motorsports, Inc.*                       15,500        410,750
                                                          ------------
                                                           11,073,025
                                                          ------------
Hotel & Restaurant 12.5%
Extended Stay America, Inc.*                   406,600     12,807,900
HFS, Inc.*                                     550,700     38,549,000
ITT Corp.                                       55,900      3,703,375
Lone Star Steakhouse & Saloon, Inc.*            47,100      1,778,025
MGM Grand, Inc.*                                79,500      3,170,063
Mirage Resorts, Inc.*                          138,400      7,473,600
Planet Hollywood International, Inc. Cl. A*     18,100        488,700
Rainforest Cafe, Inc.*                          54,500      2,725,000
Renaissance Hotel Group NV*                     63,500      1,365,250
Sun International Hotels Ltd.*                 111,100      5,388,350
Trump Hotels & Casino Resorts, Inc.*           540,800     15,412,800
                                                          ------------
                                                           92,862,063
                                                          ------------
Recreation 7.6%
American Radio Systems Corp.*                  172,200      7,404,600
Ascent Entertainment Group, Inc.*               75,700      1,911,425
Chancellor Corp. Cl. A*                         43,200      1,350,000
Clear Channel Communications, Inc.*            120,400      9,917,950
Emmis Broadcasting Corp. Cl. A*                 39,000      1,950,000
Evergreen Media Corp. Cl. A                    281,000     12,012,750
Gemstar International Group Ltd.*               73,600      2,208,000
GTech Holdings Corp.*                           92,900      2,752,162
Heftel Broadcasting Corp. Cl. A*                40,200      1,190,925
News Corp. Ltd. ADR                            222,000      5,217,000
Recreation (cont'd)
Oakley, Inc.*                                  214,200   $  9,746,100
Silver King Communications, Inc.*               24,300        729,000
                                                          ------------
                                                           56,389,912
                                                          ------------
Retail Trade 19.8%
Ann Taylor Stores Corp.*                       337,600      6,836,400
Borders Group, Inc.*                           206,000      6,643,500
BT Office Products International, Inc.*        231,900      4,145,213
Corporate Express, Inc.*                       356,500     14,260,000
Gucci Group NV*                                585,600     37,771,200
Home Depot, Inc.*                              140,900      7,608,600
Industrie Natuzzi SPA ADR                       97,000      4,971,250
Just For Feet, Inc.*                           233,850     12,364,819
Loehmann's, Inc.*                               12,700        292,100
Melville Corp.                                 226,100      9,157,050
Micro Warehouse, Inc.*                          77,100      1,542,000
Office Depot, Inc.*                            491,700     10,018,387
Price-Costco, Inc.*                            226,000      4,887,250
Staples, Inc.*                                 174,000      3,393,000
Sunglass Hut International, Inc.*              884,100     21,549,937
Western Wireless Corp. Cl. A*                   74,300      1,588,163
                                                          ------------
                                                          147,028,869
                                                          ------------
Textile & Apparel 6.0%
Authentic Fitness Corp.                         45,000        838,125
Designer Holdings Ltd.*                         20,000        532,500
Fila Holdings SPA ADR*                         190,200     16,404,750
Men's Wearhouse, Inc.*                         372,950     12,027,637
Nautica Enterprises, Inc.*                     130,000      3,737,500
Tommy Hilfiger Corp.*                          197,300     10,580,213
                                                          ------------
                                                           44,120,725
                                                          ------------
Total Consumer Cyclical                                   394,030,444
                                                          ------------
Consumer Staple 19.3%
Business Service 7.7%
Apache Medical Systems, Inc.*                   55,900        698,750
Fritz Companies, Inc.*                          85,000      2,741,250
HBO & Co.                                      247,000     16,734,250
MetroMail Corp.*                                32,600        729,425
Republic Waste Industries, Inc.*++             420,800     11,782,737
Republic Waste Industries, Inc.*               760,400     22,146,650
U.S. Office Products Co.*                       45,500      1,911,000
Xeikon NV ADR*                                  22,400        254,800
                                                          ------------
                                                           56,998,862
                                                          ------------
Drug 5.9%
Centocor Corp.*                                121,200      3,620,850
Cephalon, Inc.*                                147,000      2,903,250
Eli Lilly & Co.                                164,300     10,679,500
Entremed, Inc.*                                106,600      1,599,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL APPRECIATION FUND


                                                             Value
                                               Shares      (Note 1)
 -------------------------------------------   -------   -------------
Drug (cont'd)
Express Scripts, Inc. Cl. A*                    42,100   $  1,936,600
Liposome Company, Inc.*                        305,100      5,720,625
Magainin Pharmaceuticals, Inc.*                112,400      1,180,200
Matrix Pharmaceuticals, Inc.*                   55,000        990,000
Myriad Genetics, Inc.*                          20,300        507,500
Pfizer, Inc.                                   202,500     14,453,438
                                                          ------------
                                                           43,590,963
                                                          ------------
Food & Beverage 2.6%
Boston Beer Company, Inc. Cl. A*                 5,600        134,400
Boston Chicken, Inc.*                          305,900      9,941,750
Pete's Brewing Co.*                             11,900        178,500
Starbucks Corp.*                               331,800      9,373,350
                                                          ------------
                                                           19,628,000
                                                          ------------
Hospital Supply 2.2%
Caremark International, Inc.*                   94,400      2,383,600
Cardiothoracic Systems, Inc.*                   21,400        283,550
Guidant Corp.                                   73,700      3,629,725
MedPartners/Mullikin, Inc.*                    181,800      3,795,075
Medtronic, Inc.                                 57,700      3,231,200
Neopath, Inc.*                                 127,500      3,219,375
                                                          ------------
                                                           16,542,525
                                                          ------------
Personal Care 0.3%
Polymer Group, Inc.*                           117,100      2,049,250
                                                          ------------
Printing & Publishing 0.6%
CKS Group, Inc.*                                 5,700        183,825
Hollinger International, Inc.*                 176,300      2,005,413
The Providence Journal Co. Cl. A*               58,200        894,825
World Color Press, Inc.*                        60,400      1,532,650
                                                          ------------
                                                            4,616,713
                                                          ------------
Total Consumer Staple                                     143,426,313
                                                          ------------
Energy 0.4%
Oil 0.2%
Chesapeake Energy Corp.*                        16,200      1,455,975
                                                          ------------
Oil Service 0.2%
Varco International, Inc.*                      67,500      1,223,438
                                                          ------------
Total Energy                                                2,679,413
                                                          ------------
Finance 0.8%
Financial Service 0.1%
First USA Paymentech, Inc.*                      8,600        344,000
                                                          ------------
Insurance 0.7%
W.R. Berkley Corp.                              34,500      1,440,375
Everest Reinsurance Holdings, Inc.             152,200      3,938,175
                                                          ------------
                                                            5,378,550
                                                          ------------
Total Finance                                               5,722,550
                                                          ------------
Science & Technology 15.2%
Computer Software & Service 12.1%
ADFlex Solutions, Inc.*                         41,000   $    451,000
Ascend Communications, Inc.*                   252,500     14,203,125
Cascade Communications Corp.*                  293,600     19,964,800
Checkfree Corp.*                                20,500        407,438
Checkpoint Software Technologies Ltd.*          36,700        880,800
CompuServe Corp.*                               35,400        747,825
Dassault Systemes S.A. ADR*                     22,500        697,500
Datastream Systems, Inc.*                       86,700      3,056,175
Fore Systems, Inc.*                            176,400      6,372,450
Geoworks*                                      166,200      5,900,100
Madge Networks NV*                              20,500        297,250
Microsoft Corp.*                                98,000     11,772,250
Open Market, Inc.*                              10,600        258,375
Open Text Corp.*                               134,600      1,396,475
OpenVision Technologies, Inc.*                  27,800        340,550
Parametric Technology Corp.*                   168,300      7,300,012
SS&C Technologies, Inc.*                         8,600        131,150
Triple P N.V.*                                 145,600        891,800
Westell Technologies, Inc.*                    182,500      7,163,125
Western Digital Corp.*                         274,400      7,168,700
Yahoo, Inc.*                                     7,300        153,300
                                                          ------------
                                                           89,554,200
                                                          ------------
Electronic Components 1.4%
Affymetrix, Inc.*                                6,100         93,025
CHS Electronics, Inc.*                          49,700        670,950
Sanmina Holdings, Inc.*                        360,300      9,728,100
                                                          ------------
                                                           10,492,075
                                                          ------------
Electronic Equipment 0.7%
Lucent Technologies, Inc.*                      47,000      1,780,125
Octel Communications Corp.*                    159,800      3,156,050
Thermo Optek Corp.*                             42,200        548,600
                                                          ------------
                                                            5,484,775
                                                          ------------
Office Equipment 1.0%
Dell Computer Corp.*                            80,200      4,080,175
3Com Corp.*                                     74,000      3,385,500
                                                          ------------
                                                            7,465,675
                                                          ------------
Total Science & Technology                                112,996,725
                                                          ------------
Utility 4.5%
Telephone 4.5%
ADC Telecommunications, Inc.*                  194,100      8,734,500
Brooks Fiber Properties, Inc.*                  24,000        792,000
Excel Communications, Inc.*                     19,500        526,500
McLeod, Inc.*                                   47,200      1,132,800
Newbridge Networks Corp.*                      270,800     17,737,400

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

                                                         Value
                                             Shares    (Note 1)
 -----------------------------------------   ------   -----------
Telephone (cont'd)
Omnipoint Corp.*                             88,300  $  2,301,319
Teleport Communications Group Inc. Cl. A*    93,900     1,796,307
                                                       ----------
                                                       33,020,826
                                                       ----------
Total Utility                                          33,020,826
                                                       ----------
Total Common Stocks (Cost $536,597,165)               707,676,071
                                                       ----------

                                        Principal    Maturity
                                          Amount       Date
 -------------------------------------  ----------   --------   -------------
Commercial Paper 6.2%
American Express Credit Corp., 5.39%     5,043,000   7/3/1996      5,043,000
American General Finance Corp., 5.37%   10,000,000   7/2/1996     10,000,000
Chevron Oil Finance Co., 5.35%          10,000,000   7/3/1996     10,000,000
Ford Motor Credit Co., 5.32%             3,845,000   7/1/1996      3,845,000
General Electric Capital Corp., 5.37%    4,226,000   7/8/1996      4,226,000
Philip Morris Cos., Inc., 5.40%          7,991,600   7/8/1996      7,991,600
Wal-Mart Stores, Inc., 5.30%             4,800,000   7/1/1996      4,800,000
                                                                 ------------
Total Commercial Paper
  (Cost $45,905,600)                                              45,905,600
                                                                 ------------
Total Investments (Cost
  $582,502,765)--101.6%                                          753,581,671
Cash and Other Assets, Less
  Liabilities--(1.6%)                                            (11,574,323)
                                                                 ------------
Net Assets--100.0%                                              $742,007,348
                                                                 ============
Federal Income Tax Information:
At June 30, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $582,643,711 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost                                                   $187,263,790
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost over
  value                                                       (16,325,830)
                                                              ------------
                                                             $170,937,960
                                                              ============
 *Nonincome-producing securities
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

 +Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1996 were $3,670,000 and $3,624,125
  (0.49% of net assets), respectively.

++Security valued under consistently applied procedures established by the Trustees. Security restricted as to public resale. At June 30, 1996 there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at June 30, 1996 were $8,051,200 and $11,782,737 (1.59% of net assets), respectively.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1996

Assets
Investments, at value (Cost $582,502,765) (Note 1)         $ 753,581,671
Cash                                                               2,744
Receivable for fund shares sold                                  784,827
Dividends and interest receivable                                134,897
Receivable for securities sold                                     3,638
Other assets                                                      10,662
                                                            ------------
                                                             754,518,439
Liabilities
Payable for securities purchased                              10,869,382
Accrued transfer agent and shareholder services (Note
  2)                                                             460,713
Accrued management fee (Note 2)                                  439,389
Payable for fund shares redeemed                                 384,775
Accrued distribution and service fees (Note 4)                   222,853
Accrued trustees' fees (Note 2)                                    9,194
Other accrued expenses                                           124,785
                                                            ------------
                                                              12,511,091
                                                            ------------
Net Assets                                                 $ 742,007,348
                                                            ============
Net Assets consist of:
 Unrealized appreciation of investments                     $171,078,906
 Accumulated net realized gain                                15,502,627
 Shares of beneficial interest                               555,425,815
                                                            ------------
                                                           $ 742,007,348
                                                            ============
Net Asset Value and redemption price per share of Class
  A shares ($395,050,410 / 30,956,126 shares of
  beneficial interest)                                            $12.76
                                                            ============
Maximum Offering Price per share of Class A shares
  ($12.76 / .955)                                                 $13.36
                                                            ============
Net Asset Value and offering price per share of
  Class B shares ($172,213,335 / 13,791,209 shares of
  beneficial interest)*                                           $12.49
                                                            ============
Net Asset Value, offering price and redemption price
  per share of Class C shares ($167,623,763 / 12,954,795
  shares of beneficial interest)                                  $12.94
                                                            ============
Net Asset Value and offering price per share of
  Class D shares ($7,119,840 / 568,664 shares
  of beneficial interest)*                                        $12.52
                                                            ============

   * Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS
For the year ended June 30, 1996

Investment Income
Dividends, net of foreign taxes of $37,170            $   2,490,531
Interest                                                  1,253,968
                                                        -----------
                                                          3,744,499
Expenses
Management fee (Note 2)                                   4,634,817
Transfer agent and shareholder services (Note 2)          1,920,686
Custodian fee                                               182,610
Reports to shareholders                                     159,558
Registration fees                                            95,313
Service fee--Class A (Note 4)                               864,450
Distribution and service fees--Class B (Note 4)           1,303,232
Distribution and service fees--Class D (Note 4)              52,599
Trustees' fees (Note 2)                                      32,189
Audit fee                                                    26,970
Legal fees                                                    5,763
Miscellaneous                                                26,497
                                                        -----------
                                                          9,304,684
                                                        -----------
Net investment loss                                      (5,560,185)
                                                        -----------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (Notes 1 and 3)         73,266,361
Net unrealized appreciation of investments               61,608,747
                                                        -----------
Net gain on investments                                 134,875,108
                                                        -----------
Net increase in net assets resulting from
  operations                                           $129,314,923
                                                        ===========

STATEMENT OF CHANGES IN NET ASSETS

                                      Year ended June 30
                                 ----------------------------
                                     1996           1995
 -----------------------------   ------------   -------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss             $  (5,560,185)  $ (3,720,060)
Net realized gain on
  investments*                     73,266,361     12,149,840
Net unrealized appreciation
  of investments and foreign
  currency                         61,608,747    111,117,329
                                  -----------    ------------
Net increase resulting from
  operations                      129,314,923    119,547,109
                                  -----------    ------------
Distributions from net realized gains:
 Class A                          (34,354,819)   (11,280,742)
 Class B                          (12,773,915)    (2,571,808)
 Class C                          (13,218,452)    (3,080,510)
 Class D                             (510,505)      (112,508)
                                  -----------    ------------
                                  (60,857,691)   (17,045,568)
                                  -----------    ------------
Net increase from fund share
  transactions (Note 5)           173,255,282     52,338,022
                                  -----------    ------------
Total increase in net assets      241,712,514    154,839,563
Net Assets
Beginning of year                 500,294,834    345,455,271
                                  -----------    ------------
End of year                     $ 742,007,348   $500,294,834
                                  ===========    ============
* Net realized gain for
  Federal income tax purposes
  (Note 1)                      $  73,389,253   $ 12,055,176
                                  ===========    ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 1996

Note 1
State Street Research Capital Appreciation Fund, formerly MetLife-State Street Research Capital Appreciation Fund (the "Fund"), is a series of State Street Research Equity Trust, formerly MetLife-State Street Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund, State Street Research Equity Income Fund and State Street Research Global Resources Fund.

The Fund seeks to achieve maximum capital appreciation by investing primarily in common stocks of emerging growth companies and of companies considered to be undervalued special situations. Current income is not a consideration in the selection of investments for the Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended June 30, 1996, the Fund has designated as long-term 68% of the distributions from net realized gains.

   Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the report period. Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1996, the fees pursuant to such agreement amounted to $4,634,817.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1996, the amount of such shareholder servicing and account maintenance expenses was $664,771.

The fees of the Trustees not currently affiliated with the Adviser amounted to $32,189 during the year ended June 30, 1996.

Note 3
For the year ended June 30, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $1,542,111,417 and $1,459,422,684, respectively.

Note 4
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1996, fees pursuant to such plan amounted to $864,450, $1,303,232 and $52,599 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $206,221 and $1,397,367, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1996, and that MetLife Securities, Inc. earned commissions aggregating $1,991,783 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $378,749 and $1,900 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At June 30, 1996, the Distributor owned 7,172 Class A shares of the Fund.

Share transactions were as follows:

                                                                    Year ended June 30
                                                 --------------------------------------------------------
                                                            1996                         1995
                                                 --------------------------   ---------------------------
Class A                                            Shares        Amount         Shares         Amount
 ---------------------------------------------   -----------   ------------   -----------   -------------
Shares sold                                       8,509,488   $ 103,271,609    6,331,406    $ 61,983,784
Issued upon reinvestment of distributions
  from net realized gains                         3,045,717      33,519,586    1,183,334      10,907,541
Shares repurchased                               (6,333,177)    (77,140,136)  (7,177,882)    (70,964,079)
                                                  ----------    -----------    ----------    ------------
Net increase                                      5,222,028   $  59,651,059      336,858    $  1,927,246
                                                  ==========    ===========    ==========    ============
Class B                                               Shares        Amount        Shares          Amount
 ---------------------------------------------    ----------    -----------    ----------    ------------
Shares sold                                       6,634,276   $  79,295,183    4,108,923    $ 40,145,257
Issued upon reinvestment of distributions
  from net realized gains                         1,158,748      12,504,495      276,437       2,529,368
Shares repurchased                               (2,182,710)    (26,185,464)  (1,642,379)    (16,155,301)
                                                  ----------    -----------    ----------    ------------
Net increase                                      5,610,314   $  65,614,214    2,742,981    $ 26,519,324
                                                  ==========    ===========    ==========    ============
Class C                                               Shares        Amount        Shares          Amount
 ---------------------------------------------    ----------    -----------    ----------    ------------
Shares sold                                       6,363,633   $  78,353,974    4,381,871    $ 43,450,467
Issued upon reinvestment of distributions
  from net realized gains                         1,187,191      13,211,134      324,761       3,010,459
Shares repurchased                               (3,763,939)    (45,981,872)  (2,379,730)    (23,674,364)
                                                  ----------    -----------    ----------    ------------
Net increase                                      3,786,885   $  45,583,236    2,326,902    $ 22,786,562
                                                  ==========    ===========    ==========    ============
Class D                                               Shares        Amount        Shares          Amount
 ---------------------------------------------    ----------    -----------    ----------    ------------
Shares sold                                       1,631,034   $  19,873,515      228,040    $  2,226,133
Issued upon reinvestment of distributions
  from net realized gains                            42,662         461,756       11,168         102,407
Shares repurchased                               (1,461,059)    (17,928,498)    (125,783)     (1,223,650)
                                                  ----------    -----------    ----------    ------------
Net increase                                        212,637   $   2,406,773      113,425    $  1,104,890
                                                  ==========    ===========    ==========    ============

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                               Class A
                                        -----------------------------------------------------
                                                         Year ended June 30
                                        -----------------------------------------------------
                                        1996**     1995**       1994       1993       1992
 ------------------------------------   --------   --------   --------   --------   ---------
Net asset value, beginning of year     $  11.52   $   9.11   $  10.42   $   8.33    $   6.55
Net investment loss*                       (.10)      (.09)      (.04)      (.05)       (.05)
Net realized and unrealized gain
  (loss) on investments                    2.63       2.95        .09       2.81        1.83
Distributions from net realized
  gains                                   (1.29)      (.45)     (1.36)      (.67)       --
                                         -------    -------    -------    -------    --------
Net asset value, end of year           $  12.76   $  11.52   $   9.11   $  10.42    $   8.33
                                         =======    =======    =======    =======    ========
Total return                              23.87%+    32.56%+    (0.28)%+   35.78%+     27.03%+
Net assets at end of year (000s)       $395,050   $296,471   $231,356   $183,886    $116,687
Ratio of operating expenses to
  average net assets*                      1.40%      1.55%      1.50%      1.50%       1.50%
Ratio of net investment loss to
  average net assets*                     (0.79)%    (0.87)%    (0.81)%    (0.63)%     (0.71)%
Portfolio turnover rate                  279.55%    217.28%    147.73%    135.17%     128.10%
Average commission rate@               $  .0266        --         --         --          --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year                                      --      $   .03    $   .02    $   .01     $  .01

                                                             Class B
                                        -------------------------------------------------
                                                                            June 1, 1993
                                                                            (Commencement
                                                                                 of
                                                                             Share Class
                                               Year Ended June 30            Designations)
                                        ---------------------------------         to
                                        1996**    1995**         1994       June 30, 1993
 ------------------------------------    ------    -------    -----------    ------------
Net asset value, beginning of year     $  11.38   $  9.05      $ 10.41         $ 10.44
Net investment loss*                       (.22)     (.15)        (.06)           (.00)
Net realized and unrealized gain
  (loss) on investments                    2.62      2.93          .06            (.03)
Distributions from net realized
  gains                                   (1.29)     (.45)       (1.36)           --
                                         ------    -------    -----------     -----------
Net asset value, end of year           $  12.49   $ 11.38      $  9.05         $ 10.41
                                         ======    =======    ===========     ============
Total return                              22.97%+   31.86%+      (0.83)%+        (0.29)%+++
Net assets at end of year (000s)       $172,213   $93,088      $49,236          $2,790
Ratio of operating expenses to
  average net assets*                      2.15%     2.15%        2.00%           2.00%++
Ratio of net investment loss to
  average net assets*                     (1.53)%   (1.47)%      (1.29)%         (0.95)%++
Portfolio turnover rate                  279.55%   217.28%      147.73%         135.17%
Average commission rate@               $  .0266      --           --              --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year                                        --   $   .02      $   .02         $   .00

                                                          Class C
                                    ---------------------------------------------------

                                          Year ended June 30
                                     -----------------------------
                                                                        June 1, 1993
                                                                      (Commencement of
                                                                        Share Class
                                                                      Designations) to
                                     1996**     1995**      1994       June 30, 1993
 ---------------------------------   --------   --------   -------  -------------------
Net asset value, beginning of
  year                               $  11.64   $   9.16   $ 10.42        $ 10.44
Net investment income (loss)*            (.08)      (.05)     (.02)           .00
Net realized and unrealized gain
  (loss) on investments                  2.67       2.98       .12           (.02)
Distributions from net realized
  gains                                 (1.29)      (.45)    (1.36)          --
                                      -------    -------    ------        -------
Net asset value, end of year         $  12.94   $  11.64   $  9.16        $ 10.42
                                      =======    =======    ======        =======
Total return                            24.28%+    33.06%+    0.25%+        (0.19)%+++
Net assets at end of year (000s)     $167,624   $106,675   $62,662        $37,826
Ratio of operating expenses to
  average net assets*                    1.15%      1.15%     1.00%          1.00%++
Ratio of net investment income
  (loss) to average net assets*         (0.54)%    (0.46)%   (0.30)%         0.50%++
Portfolio turnover rate                279.55%    217.28%   147.73%        135.17%
Average commission rate@             $  .0266       --         --             --
*Reflects voluntary assumption of
 fees or expenses per share in
 each year                              --      $    .02   $   .02        $   .00

                                                          Class D
                                    ---------------------------------------------------

                                                                          June 1, 1993
                                                                         (Commencement
                                                                               of
                                                                          Share Class
                                             Year Ended June 30           Designations)
                                     ---------------------------------         to
                                     1996**    1995**         1994       June 30, 1993
 ---------------------------------   -------   --------   ------------  ---------------
Net asset value, beginning of
  year                               $ 11.41   $  9.07      $ 10.41         $ 10.44
Net investment income (loss)*           (.21)     (.15)        (.07)           (.01)
Net realized and unrealized gain
  (loss) on investments                 2.61      2.94          .09            (.02)
Distributions from net realized
  gains                                (1.29)     (.45)       (1.36)           --
                                      ------    -------     ---------       -------
Net asset value, end of year         $ 12.52   $ 11.41      $  9.07         $ 10.41
                                      ======    =======     =========       =======
Total return                           23.03%+   31.79%+      (0.61)%+        (0.29)%+++
Net assets at end of year (000s)     $ 7,120   $ 4,061      $ 2,201         $   623
Ratio of operating expenses to
  average net assets*                   2.15%     2.15%        2.00%           2.00%++
Ratio of net investment income
  (loss) to average net assets*        (1.54)%   (1.47)%      (1.29)%         (1.10)%++
Portfolio turnover rate               279.55%   217.28%      147.73%         135.17%
Average commission rate@             $ .0266      --           --              --
*Reflects voluntary assumption of
 fees or expenses per share in
 each year                                --   $   .02      $   .02         $   .00

 ** Per-share figures have been calculated using the average shares method.

 ++ Annualized.

  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower for each of the years in the four year period ended June 30, 1995 if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

  @ For the year ended June 30, 1996, the Fund has elected to disclose its average commission rate per share paid for security trades.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Capital Appreciation Fund (formerly MetLife-State Street Research Capital Appreciation Fund) (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
August 9, 1996

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Capital Appreciation Fund's performance was driven by a stock-investing environment that featured low inflation, strong corporate profits and economic growth. The Fund benefited from holdings in a number of industry sectors, most notably, retail and textile/apparel, computer software and service, hotel and restaurant and recreation, and airline stocks. Returns were good from a historical standpoint, but the Fund underperformed its peer group over the past year. Capital Appreciation Fund proved to be a stronger performer in the second half of the period, beating the average total return for its Lipper category.

Fund management made a number of changes to the Fund, including reducing its position in technology stocks but concentrating holdings in the area of computer software and service. As of June 30, 1996, software and service stocks represented 12.1% of the portfolio.

Capital Appreciation Fund's management added to the Fund's position in retail stocks. Retail, as of June 30, 1996, made up 19.8% of the portfolio. Textile/apparel stocks accounted for another 6% of the portfolio.

Fund management also added to the portfolio's hotel and restaurant stocks, which represented 12.5% of the portfolio as of this writing.

June 30, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .50% and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance. Performance reflects the maximum 4.5% "A" share front-end, or 5% "B" share or 1% "D" share contingent deferred sales charges. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                     Change In Value Of $10,000 Based On
              The S&P 500 Compared To Change In Value Of $10,000
                    Invested In Capital Appreciation Fund

Class A Shares

***********[LINE CHARTS]************

             Class A Shares
             --------------
      Average Annual Total Return
    --------------------------------
    1 Year   5 Years   Life of Fund
    -------  -------   ------------
    +18.30%  +21.95%    +16.55%
    -------------------------------

               Capital
             Appreciation        S&P
                Fund             500
                ----             ---
8/86            9550            10000
6/87            12195           12606
6/88            11777           11730
6/89            13896           14135
6/90            16305           16463
6/91            16029           17679
6/92            20362           20048
6/93            27647           22780
6/94            27569           23100
6/95            36544           29112
6/96            45269           36676
======================================

            Class B Shares
            --------------
     Average Annual Total Return
    -------------------------------
    1 Year   5 Years  Life of Fund
    -------  -------  ------------
    +17.97%  +22.43%    +16.87%
    -------  -------  ------------

               Capital
             Appreciation        S&P
                Fund             500
                ----             ---
8/86            10000           10000
6/87            12770           12606
6/88            12332           11730
6/89            14562           14135
6/90            17073           16463
6/91            16784           17679
6/92            21321           20048
6/93            28922           22780
6/94            28683           23100
6/95            37822           29112
6/96            46511           36676
======================================

            Class C Shares
            --------------
     Average Annual Total Return
    -------------------------------
    1 Year   5 Years   Life of Fund
    ------   -------   ------------
    +24.28%  +23.38%     +17.25%
    -------------------------------

               Capital
             Appreciation        S&P
                Fund             500
                ----             ---
8/86            10000           10000
6/87            12770           12606
6/88            12332           11730
6/89            14562           14135
6/90            17073           16463
6/91            16784           17679
6/92            21321           20048
6/93            28949           22780
6/94            29021           23100
6/95            38615           29112
6/96            47990           36676
=====================================

            Class D Shares
            --------------
     Average Annual Total Return
    -------------------------------
    1 Year   5 Years  Life of Fund
    ------   -------  ------------
     22.03%  +22.66%     16.90%
    -------------------------------

               Capital
             Appreciation        S&P
                Fund             500
                ----             ---
8/86           10000            10000
6/87           12770            12606
6/88           12332            11730
6/89           14562            14135
6/90           17073            16463
6/91           16784            17679
6/92           21321            20048
6/93           28922            22780
6/94           28745            23100
6/95           37883            29112
6/96           46606            36676
=====================================
*************************************
11

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

REPORT ON SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the State Street Research Capital Appreciation Fund ("Fund"), along with shareholders of other series of State Street Research Equity Trust ("Meeting"), was convened on October 20, 1995, and continued thereafter. The results of the Meeting are set forth below.


                                                     Votes (millions
                                                        of shares)
                                                     ----------------
                                                     For    Withheld
                                                     ----   ---------
1. The following persons were elected as
    Trustees:
   Edward M. Lamont                                  29.4      1.9
   Robert A. Lawrence                                29.4      1.9
   Dean O. Morton                                    29.4      1.9
   Thomas L. Phillips                                29.4      1.9
   Toby Rosenblatt                                   29.4      1.9
   Michael S. Scott Morton                           29.4      1.9
   Ralph F. Verni                                    29.4      1.9
   Jeptha H. Wade                                    29.4      1.9

                                                            Votes (millions of
                                                                  shares)
                                                            -------------------
                                                          For  Against  Abstain
                                                          ---   -----   ------
2. The Fund's following investment policies were reclassified from fundamental to nonfundamental:

   a. The policy regarding investments in
      securities of companies with less than three
      (3) years' continuous operation;                      17.4    2.1     2.8

   b. The policy regarding investments in illiquid
      securities;                                           16.7    2.4     3.3

3. The Fund's fundamental policy regarding
   investing in commodities and commodity
   contracts was amended.                                   16.9    2.2     3.3

4. The Fund's fundamental policy on lending was
   amended to clarify the permissibility of
   securities lending.                                      17.3    1.9     3.2

5. The Master Trust Agreement was amended to
   permit the Trustees to recognize, merge or
   liquidate a fund without prior shareholder
   approval.                                                21.1    6.4     3.8

6. The Master Trust Agreement was amended to
   eliminate specified time permitted between the
   record date and any shareholders meeting.                22.8    4.5     4.1

STATE STREET RESEARCH EQUITY INVESTMENT FUND

INVESTMENT PORTFOLIO
June 30, 1996

                                                        Value
                                          Shares      (Note 1)
--------------------------------------     ------   -------------
COMMON STOCKS 95.1%

Basic Industries 16.3%
Chemical 8.8%
Ciba-Geigy AG ADR                         38,500     $ 2,343,495
E.I. du Pont de Nemours & Co.             31,200       2,468,700
Monsanto Co.                             114,000       3,705,000
Rohm & Haas Co.                           38,100       2,390,775
                                                      -----------
                                                      10,907,970
                                                      -----------
Electrical Equipment 2.9%
General Electric Co.                      42,000       3,633,000
                                                      -----------
Machinery 1.9%
Case Corp.                                28,100       1,348,800
Pall Corp.                                39,400         950,525
                                                      -----------
                                                       2,299,325
                                                      -----------
Metal & Mining 2.7%
Aluminum Company of America               36,100       2,071,237
Nucor Corp.                               25,100       1,270,688
                                                      -----------
                                                       3,341,925
                                                      -----------
Total Basic Industries                                20,182,220
                                                      -----------

Consumer Cyclical 17.6%
Automotive 4.2%
Ford Motor Co.                            68,000       2,201,500
General Motors Corp.                      41,900       2,194,513
Magna International, Inc. Cl. A           16,900         777,400
                                                      -----------
                                                       5,173,413
                                                      -----------
Building 1.0%
Owens-Corning Fiberglas Corp.*            29,400       1,264,200
                                                      -----------
Hotel & Restaurant 2.0%
Mirage Resorts, Inc.*                     46,600       2,516,400
                                                      -----------
Recreation 3.2%
Comcast Corp. Cl. A                       10,600         194,775
Comcast Corp. Cl. A Special               32,100         593,850
Walt Disney Co.                           26,043       1,637,454
Mattel, Inc.                              54,288       1,553,994
                                                      -----------
                                                       3,980,073
                                                      -----------
Retail Trade 7.1%
Home Depot, Inc.                          57,400       3,099,600
Gucci Group N.V.*                         26,900       1,735,050
J.C. Penney Company, Inc.                 24,400       1,281,000
Kroger Co.*                               35,100       1,386,450
Wal-Mart Stores, Inc.                     50,600       1,283,975
                                                      -----------
                                                       8,786,075
                                                      -----------
Total Consumer Cyclical                               21,720,161
                                                      -----------

Consumer Staple 22.0%
Business Service 2.0%
Interpublic Group of Companies, Inc.      53,800     $ 2,521,875
                                                      -----------
Drug 4.5%
American Home Products Corp.              31,600       1,899,950
Eli Lilly & Co.                           25,272       1,642,680
Pfizer, Inc.                              29,200       2,084,150
                                                      -----------
                                                       5,626,780
                                                      -----------
Food & Beverage 4.6%
Anheuser-Busch, Inc.                      33,000       2,475,000
PepsiCo, Inc.                             89,200       3,155,450
                                                      -----------
                                                       5,630,450
                                                      -----------
Hospital Supply 5.3%
Baxter International, Inc.                48,000       2,268,000
Columbia/HCA Healthcare Corp.*            26,300       1,403,763
Johnson & Johnson                         26,000       1,287,000
United Healthcare Corp.                   30,800       1,555,400
                                                      -----------
                                                       6,514,163
                                                      -----------
Personal Care 2.8%
Gillette Co.                              20,800       1,297,400
Procter & Gamble Co.                      23,400       2,120,625
                                                      -----------
                                                       3,418,025
                                                      -----------
Tobacco 2.8%
Philip Morris Companies, Inc.             33,600       3,494,400
                                                      -----------
Total Consumer Staple                                 27,205,693
                                                      -----------
Energy 8.8%
Oil 5.7%
Exxon Corp.                               14,300       1,242,313
Royal Dutch Petroleum Co.                 24,600       3,782,250
Total S.A. Cl. B ADR                      55,129       2,046,664
                                                      -----------
                                                       7,071,227
                                                      -----------
Oil Service 3.1%
Halliburton Co.                           16,400         910,200
Schlumberger Ltd.                         34,000       2,864,500
                                                      -----------
                                                       3,774,700
                                                      -----------
Total Energy                                          10,845,927
                                                      -----------
Finance 8.1%
Bank 4.4%
BankAmerica Corp.                         34,100       2,583,075
Citicorp                                  35,300       2,916,662
                                                      -----------
                                                       5,499,737
                                                      -----------

The accompanying notes are an integral part of the financial statements.

Value
                                          Shares           (Note 1)
--------------------------------------      ----      -----------
Financial Service 1.6%
Federal National Mortgage Association     57,900    $  1,939,650
                                                      -----------
Insurance 2.1%
Ace Ltd.                                  19,100         897,700
American International Group, Inc.         5,650         557,231
Travelers, Inc.                           25,050       1,142,906
                                                      -----------
                                                       2,597,837
                                                      -----------
Total Finance                                         10,037,224
                                                      -----------

Science & Technology 18.5%
Aerospace 2.9%
Boeing Co.                                21,700       1,890,612
Raytheon Co.                              33,000       1,703,625
                                                      -----------
                                                       3,594,237
                                                      -----------
Computer Software & Service 7.4%
Cisco Systems, Inc.*                      50,000       2,831,250
Electronic Data Systems Corp.             39,600       2,128,500
First Data Corp.                          22,900       1,823,412
Microsoft Corp.*                          19,400       2,330,425
                                                      -----------
                                                       9,113,587
                                                      -----------
Electronic Equipment 3.8%
L.M. Ericsson Telephone Co. Cl. B ADR*    96,640       2,077,760
Lucent Technologies, Inc.*                35,300       1,336,987
Perkin-Elmer Corp.                        26,800       1,293,100
                                                      -----------
                                                       4,707,847
                                                      -----------
Office Equipment 4.4%
Diebold, Inc.                             34,650       1,671,863
Hewlett-Packard Co.                       21,700       2,161,862
International Business Machines Corp.     15,800       1,564,200
                                                      -----------
                                                       5,397,925
                                                      -----------
Total Science & Technology                            22,813,596
                                                      -----------

Utility 3.8%
Electric 0.8%
FPL Group, Inc.                           21,800       1,002,800
                                                      -----------
Telephone 3.0%
AT&T Corp.                                31,700       1,965,400
AirTouch Communications, Inc.*            61,600       1,740,200
                                                      -----------
                                                       3,705,600
                                                      -----------
Total Utility                                          4,708,400
                                                      -----------
Total Common Stocks (Cost $91,187,776)               117,513,221
                                                      -----------

                                   Principal     Maturity       Value
                                     Amount        Date        (Note 1)
-------------------------------     ---------    ---------   ------------
CONVERTIBLE BONDS 1.5%
Equitable Company, Inc. Cv.
  Sub. Deb., 6.125%               $1,191,000   12/15/2024    $  1,360,718
Price Co. Cv. Sub. Deb., 5.50%       440,000    2/28/2012         457,600
                                                               ----------
Total Convertible Bonds (Cost $1,648,785)                       1,818,318
                                                               ----------
COMMERCIAL PAPER 4.0%
American Express Credit Corp.,
  5.39%                            4,433,000    7/01/1996       4,433,000
Associates Corp. of North
  America, 5.36%                     568,000    7/03/1996         568,000
                                                               ----------
Total Commercial Paper (Cost $5,001,000)                        5,001,000
                                                               ----------
Total Investments (Cost $97,837,561)--100.6%                  124,332,539
Cash and Other Assets, Less Liabilities--(0.6)%                  (796,002)
                                                               ----------
Net Assets--100.0%                                           $123,536,537
                                                               ==========
Federal Income Tax Information:
At June 30, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $97,899,747 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                          $27,210,854
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  cost over value                                           (778,062)
                                                           -----------
                                                         $26,432,792
                                                           ===========

* Nonincome-producing securities.

  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
June 30, 1996

Assets
Investments, at value (Cost $97,837,561) (Note 1)         $124,332,539
Cash                                                             6,590
Dividends and interest receivable                              162,471
Receivable for securities sold                                 143,785
Receivable for fund shares sold                                 53,821
Receivable from Distributor (Note 3)                            53,534
Other assets                                                     5,949
                                                            -----------
                                                           124,758,689
Liabilities
Payable for securities purchased                               904,641
Accrued transfer agent and shareholder services (Note
  2)                                                            74,434
Payable for fund shares redeemed                                73,086
Accrued management fee (Note 2)                                 62,922
Accrued distribution and service fees (Note 5)                  18,129
Accrued trustees' fees (Note 2)                                  6,027
Dividends payable                                                2,310
Other accrued expenses                                          80,603
                                                            -----------
                                                             1,222,152
                                                            -----------
Net Assets                                                $123,536,537
                                                            ===========
Net Assets consist of:
 Undistributed net investment income                      $    671,546
 Unrealized appreciation of investments                     26,494,978
 Accumulated net realized gain                               7,707,953
 Shares of beneficial interest                              88,662,060
                                                            -----------
                                                          $123,536,537
                                                            ===========
Net Asset Value and redemption price per share of
  Class A shares ($39,300,231 / 2,306,216 shares of
  beneficial interest)                                          $17.04
                                                                ======
Maximum Offering Price per share of Class A shares
  ($17.04 / .955)                                               $17.84
                                                                ======
Net Asset Value and offering price per share of
  Class B shares ($13,128,567 / 777,751 shares of
  beneficial interest)*                                         $16.88
                                                                ======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($70,176,849 / 4,121,645
  shares of beneficial interest)                                $17.03
                                                                ======
Net Asset Value and offering price per share of
  Class D shares ($930,890 / 55,166 shares of
  beneficial interest)*                                         $16.87
                                                                ======

   * Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
For the year ended June 30, 1996

Investment Income
Dividends, net of foreign taxes of $31,052             $ 1,706,929
Interest                                                   426,882
                                                         ---------
                                                         2,133,811
Expenses
Management fee (Note 2)                                    676,177
Transfer agent and shareholder services (Note 2)           327,103
Custodian fee                                               95,721
Reports to shareholders                                     50,968
Registration fees                                           47,281
Audit fee                                                   28,954
Trustees' fees (Note 2)                                     15,680
Service fee--Class A (Note 5)                               88,133
Distribution and service fees--Class B (Note 5)             89,779
Distribution and service fees--Class D (Note 5)              8,123
Legal fees                                                   4,694
Miscellaneous                                               13,934
                                                         ---------
                                                         1,446,547
Expenses borne by the Distributor (Note 3)                (220,240)
                                                         ---------
                                                         1,226,307
                                                         ---------
Net investment income                                      907,504
                                                         ---------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)        10,187,786
Net unrealized appreciation of investments              11,825,753
                                                         ---------
Net gain on investments                                 22,013,539
                                                         ---------
Net increase in net assets resulting from
  operations                                           $22,921,043
                                                         =========

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                      Year ended June 30
                                  ---------------------------
                                      1996           1995
------------------------------     -----------   ------------
Increase (Decrease) in Net Assets
Operations:
Net investment income            $    907,504    $   626,508
Net realized gain on
  investments*                     10,187,786      1,524,460
Net unrealized appreciation of
  investments                      11,825,753     11,229,657
                                    ---------      ----------
Net increase resulting from
  operations                       22,921,043     13,380,625
                                    ---------      ----------
Dividends from net investment income:
 Class A                             (248,210)      (111,024)
 Class C                             (571,956)      (535,596)
                                    ---------      ----------
                                     (820,166)      (646,620)
                                    ---------      ----------
Distributions from net realized gains:
 Class A                           (1,371,017)      (778,560)
 Class B                             (315,045)      (112,505)
 Class C                           (2,286,228)      (859,567)
 Class D                              (31,975)       (15,072)
                                    ---------      ----------
                                   (4,004,265)    (1,765,704)
                                    ---------      ----------
Net increase from fund share
  transactions (Note 6)            17,130,921      9,948,321
                                    ---------      ----------
Total increase in net assets       35,227,533     20,916,622
Net Assets
Beginning of year                  88,309,004     67,392,382
                                    ---------      ----------
End of year (including
  undistributed net investment
  income of $671,546 and
  $135,113, respectively)        $123,536,537    $88,309,004
                                    =========      ==========
* Net realized gain for
  Federal income tax purposes
  (Note 1)                       $ 10,179,814    $ 1,567,315
                                    =========      ==========

Notes to Financial Statements
June 30, 1996

Note 1

State Street Research Equity Investment Fund, formerly MetLife-State Street Research Equity Investment Fund (the "Fund") is a series of State Street Research Equity Trust, formerly MetLife-State Street Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Equity Investment Fund, State Street Research Capital Appreciation Fund, State Street Research Equity Income Fund and State Street Research Global Resources Fund.

The Fund seeks to achieve long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks of established companies with above-average prospects for growth.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


The accompanying notes are an integral part of the financial statements.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1996, the fees pursuant to such agreement amounted to $676,177.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1996, the amount of such shareholder servicing and account maintenance expenses was $191,370.

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,680 during the year ended June 30, 1996.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $220,240.

Note 4

For the year ended June 30, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $60,227,860 and $44,463,543, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1996, fees pursuant to such plan amounted to $88,133, $89,779 and $8,123 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $17,387 and $116,451, respectively on sales of Class A shares of the Fund during the year ended June 30, 1996, and that MetLife Securities, Inc. earned commissions aggregating $212,434 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $40,509 and $39 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1996, Metropolitan owned 42,732 Class D shares of the Fund and the Distributor owned 3,603 Class A shares of the Fund.

Share transactions were as follows:

                                        Year ended June 30
                      ------------------------------------------------------
                                 1996                         1995
                       -------------------------   -------------------------
Class A                 Shares         Amount       Shares         Amount
 ------------------    ----------    -----------    --------   -------------
Shares sold              405,624    $  6,395,709     348,182    $  4,474,313
Issued upon
  reinvestment of:
 Distributions
  from net realized
  gains                   89,924       1,331,731      60,210         746,003
 Dividends from
  net investment
  income                  14,813         236,859       7,369         105,228
Shares repurchased      (387,435)     (6,071,101)   (630,567)     (8,019,412)
                         --------      ---------      ------      -----------
Net increase
  (decrease)             122,926    $  1,893,198    (214,806)   $ (2,693,868)
                         ========      =========      ======      ===========

Class B                 Shares         Amount        Shares        Amount
 ------------------      --------      ---------      ------      -----------
Shares sold              440,639    $  6,927,207     147,104    $  1,868,350
Issued upon
  reinvestment of
  distributions
  from net realized
  gains                   20,913         307,750       9,061         111,547
Shares repurchased      (102,902)     (1,616,965)    (63,119)       (791,085)
                         --------      ---------      ------      -----------
Net increase             358,650    $  5,617,992      93,046    $  1,188,812
                         ========      =========      ======      ===========

Class C                 Shares         Amount        Shares        Amount
 ------------------      --------      ---------      ------      -----------
Shares sold            1,692,679    $ 26,954,407   1,589,454    $ 20,294,474
Issued upon
  reinvestment of:
 Distributions
  from net realized
  gains                  154,432       2,286,228      69,042         859,569
 Dividends from
  net investment
  income                  36,260         571,723      24,036         342,993
Shares repurchased    (1,302,028)    (20,281,019)   (784,881)    (10,102,310)
                         --------      ---------      ------      -----------
Net increase             581,343    $  9,531,339     897,651    $ 11,394,726
                         ========      =========      ======      ===========

Class D                 Shares         Amount        Shares        Amount
 ------------------      --------      ---------      ------      -----------
Shares sold                5,582    $     87,865       5,152    $     64,522
Issued upon
  reinvestment of
   distributions
  from net realized
  gains                    2,081          30,561       1,172          14,429
Shares repurchased        (1,906)        (30,034)     (1,525)        (20,300)
                         --------      ---------      ------      -----------
Net increase               5,757    $     88,392       4,799    $     58,651
                         ========      =========      ======      ===========

Financial Highlights
For a share outstanding throughout each year:

                                             Class A
                        ------------------------------------------------
                                       Year ended June 30
                        ------------------------------------------------
                        1996**    1995**     1994      1993       1992
 --------------------    ------    ------    ------    ------   --------
Net asset value,
  beginning of year     $14.28    $12.44    $14.52    $13.16     $11.19
Net investment
  income (loss)*           .12       .08       .01       .04        .05
Net realized and
  unrealized gain
  (loss) on
  investments             3.38      2.14       .18      2.48       1.99
Distributions from
  net investment
  income                  (.11)     (.05)     --        (.04)      (.07)
Distributions from
  net realized gains      (.63)     (.33)    (2.27)    (1.12)      --
                           ----      ----      ----      ----      ------
Net asset value, end
  of year               $17.04    $14.28    $12.44    $14.52     $13.16
                           ====      ====      ====      ====      ======
Total return             25.33%+   18.34%+    0.93%+   20.37%+    18.27%+
Net assets at end of
  year (000s)          $39,300   $31,174   $29,821   $26,933    $48,473
Ratio of operating
  expenses to
  average net
  assets*                 1.25%     1.42%     1.50%     1.50%      1.50%
Ratio of net
  investment income
  (loss) to average
  net assets*             0.79%     0.64%     0.08%     0.23%      0.43%
Portfolio turnover
  rate                   44.44%    47.93%    62.93%    92.35%     81.89%
Average commission
  rate@                  $.0331      --        --        --         --
*Reflects voluntary
 assumption of fees
 or expenses per
 share in each year
 (Note 3).                 $.03     $.06      $.04      $.02       $.02

                                                 Class B
                               -------------------------------------------
                                                              June 1, 1993
                                                             (Commencement
                                                                of Share
                                                                 Class
                                                             Designations)
                                    Year ended June 30             to
                                --------------------------
                                1996**    1995**     1994    June 30, 1993
 ---------------------------    ------    ------    ------   -------------
Net asset value, beginning
  of year                       $14.16    $12.36    $14.51       $14.78
Net investment income
  (loss)*                          .01       .01      (.02)         .00
Net realized and unrealized
  gain (loss) on investments      3.34      2.12       .14         (.26)
Distributions from net
  investment income               --        --        --           (.01)
Distributions from net
  realized gains                  (.63)     (.33)    (2.27)        --
                                  ----      ----      ----      -----------
Net asset value, end of
  year                          $16.88    $14.16    $12.36       $14.51
                                  ====      ====      ====      ===========
Total return                     24.39%+   17.70%+    0.37%+      (1.77)%+++
Net assets at end of year
  (000s)                       $13,129    $5,933    $4,029         $663
Ratio of operating expenses
  to average net assets*          2.00%     2.00%     2.00%        2.00%++
Ratio of net investment
  income (loss) to average
  net assets*                     0.05%     0.08%    (0.39)%       0.03%++
Portfolio turnover rate          44.44%    47.93%    62.93%       92.35%
Average commission rate@        $.0331      --        --            --
*Reflects voluntary
 assumption of fees or
 expenses per share in each
 year (Note 3).                   $.03      $.06      $.04         $.00

                                                 Class C
                               -------------------------------------------
                                                              June 1, 1993
                                                             (Commencement
                                                                of Share
                                                                 Class
                                                             Designations)
                                    Year ended June 30             to
                                --------------------------
                                1996**    1995**     1994    June 30, 1993
 ---------------------------    ------    ------    ------   -------------
Net asset value, beginning
  of year                       $14.27    $12.48    $14.51       $14.78
Net investment income
  (loss)*                          .17       .14       .07         (.00)
Net realized and unrealized
  gain (loss) on investments      3.37      2.15       .17         (.25)
Dividends from net
  investment income               (.15)     (.17)     --           (.02)
Distributions from net
  realized gains                  (.63)     (.33)    (2.27)        --

                                  ----      ----      ----      -----------
Net asset value, end of
  year                          $17.03    $14.27    $12.48           $14.51
                                  ====      ====      ====      ===========
Total return                     25.66%+   18.83%+    1.41%+      (1.69)%+++
Net assets at end of year
  (000s)                       $70,177   $50,503   $32,991      $18,796
Ratio of operating expenses
  to
  average net assets*             1.00%     1.00%     1.00%        1.00%++
Ratio of net investment
  income (loss) to average
  net assets*                     1.06%     1.09%     0.59%       (0.39)%++
Portfolio turnover rate          44.44%    47.93%    62.93%       92.35%
Average commission rate@        $.0331      --        --            --
*Reflects voluntary
 assumption of fees or
 expenses per share in each
 year (Note 3).                   $.03      $.06      $.06         $.00

                                                               Class D
                                             -------------------------------------------
                                                                           June 1, 1993
                                                                           (Commencement
                                                                             of Share
                                                                               Class
                                                                           Designations)
                                                 Year ended June 30             to
                                              --------------------------
                                             1996**    1995**     1994     June 30, 1993
-----------------------------------------     ------    ------    ------   -------------
Net asset value, beginning of year           $14.15    $12.36    $14.51       $14.78
Net investment income (loss)*                   .01       .01      (.05)         .00
Net realized and unrealized gain (loss)
  on investments                               3.34      2.11       .17         (.26)
Dividends from net investment income           --        --        --           (.01)
Distributions from net realized gains          (.63)     (.33)    (2.27)        --

                                               ----      ----      ----      -----------
Net asset value, end of year                 $16.87    $14.15    $12.36       $14.51
                                               ====      ====      ====      ===========
Total return                                  24.40%+   17.53%+    0.45%+      (1.77)%+++
Net assets at end of year (000s)               $931      $699      $551         $491
Ratio of operating expenses to
  average net assets*                          2.00%     2.00%     2.00%        2.00%++
Ratio of net investment income (loss) to
  average net assets*                          0.04%     0.08%    (0.41)%       0.12%++
Portfolio turnover rate                       44.44%    47.93%    62.93%       92.35%
Average commission rate@                     $.0331       --        --           --
  * Reflects voluntary assumption of
    fees or expenses per share in each
    year (Note 3).                             $.03      $.06      $.06          $.00

 ** Per-share figures have been calculated using the average shares method.

 ++ Annualized

  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

  @ For the year ended June 30, 1996, the Fund has elected to disclose its average commission rate per share paid for security trades.

Report of Independent Accountants

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Equity Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Equity Investment Fund (formerly MetLife-State Street Research Equity Investment
Fund) (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
August 9, 1996

Management's Discussion of Fund Performance

It was a good year for Equity Investment Fund. In 1995, the Fund experienced it's second best year ever. The first half of 1996 has also brought in strong performance due to moderate economic growth, low interest rates, and low inflation. As of June 30, 1996, Class A shares of the Fund were up +25.33% for the past 12 months (does not reflect sales charge). The Lipper Analytical Services' Growth and Income category finished up +22.13% for the same time period.

Technology stocks, which were already overweighted in the portfolio, were added to over the course of the past year. The Fund's good performance can be attributed to the earnings growth in this area attributed to the push in U.S. corporations to increase productivity.

The Fund has also been focused on retail stocks in the consumer cyclical area. These holdings are coming back after a prolonged stagnant sales period. We've added to our holdings in this area.

The utilities sector in the portfolio has been underweighted due to uncertainty resulting from mergers and regulatory approvals among telephone and electric companies.

In addition, John Wilson joined State Street Research in July as the new portfolio manager for Equity Investment Fund.

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .50% and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance.


*************************[LINE CHARTS]***********************

                      Change in Value of
                 $10,000 Based on the S&P 500
            Compared to Change in Value of $10,000
                     Invested in the Fund

=============================================================
                        Class A Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years         Life of Fund
    +19.69%/+19.24%   +15.27%/+14.94%    +11.64%/+11.23%
-------------------------------------------------------------
                            Equity
                          Investment
                             Fund          S&P 500
                             ----          -------
             8/25/86          9550         10000
             6/30/87         12195         12606
             6/30/88         11777         11730
             6/30/89         13896         14135
             6/30/90         16305         16463
             6/30/91         16029         17679
             6/30/92         20362         20048
             6/30/93         27647         22780
             6/30/94         27569         23100
             6/30/95         36544         29112
             6/30/96         45269         36676

=============================================================
                        Class B Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years             Life of Fund
   +19.39%/+18.91%     +15.67%/+15.33%     +11.94%/+11.53%
-------------------------------------------------------------
                            Equity
                          Investment
                             Fund          S&P 500
                             ----          -------
             8/25/86         10000         10000
             6/30/87         12314         12606
             6/30/88         11469         11730
             6/30/89         13288         14135
             6/30/90         15486         16463
             6/30/91         14542         17679
             6/30/92         17198         20048
             6/30/93         20685         22780
             6/30/94         20761         23100
             6/30/95         24436         29112
             6/30/96         30396         36676

=============================================================
                        Class C Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years            Life of Fund
   +25.66%/+25.18%    +16.60%/+16.23%      +12.29%/+11.86%
-------------------------------------------------------------
                            Equity
                          Investment
                             Fund          S&P 500
                             ----          -------
             8/25/86         10000         10000
             6/30/87         12314         12606
             6/30/88         11469         11730
             6/30/89         13288         14135
             6/30/90         15486         16463
             6/30/91         14542         17679
             6/30/92         17198         20048
             6/30/93         20701         22780
             6/30/94         20992         23100
             6/30/95         24945         29112
             6/30/96         31345         36676

=============================================================
                        Class D Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years           Life of Fund
   +23.40%/+22.93%   +15.87%/+15.50%      +11.93%/+11.51%
-------------------------------------------------------------
                            Equity
                          Investment
                             Fund          S&P 500
                             ----          -------
             8/25/86         10000         10000
             6/30/87         12314         12606
             6/30/88         11469         11730
             6/30/89         13288         14135
             6/30/90         15486         16463
             6/30/91         14542         17679
             6/30/92         17198         20048
             6/30/93         20684         22780
             6/30/94         20777         23100
             6/30/95         24418         29112
             6/30/96         30377         36676

 ************************************************************

Report on Special Meeting of Shareholders

A Special Meeting of Shareholders of the State Street Research Equity Investment Fund ("Fund"), along with shareholders of other series of State Street Research Equity Trust ("Meeting"), was convened on October 20, 1995, and continued thereafter. The results on the proposals are set forth below.

                                                     Votes (millions
                                                        of shares)
                                                     ----------------
                                                     For    Withheld
                                                      ---   ---------
1. The following persons were elected as
   Trustees:
    Edward M. Lamont                                29.4       1.9
    Robert A. Lawrence                              29.4       1.9
    Dean O. Morton                                  29.4       1.9
    Thomas L. Phillips                              29.4       1.9
    Toby Rosenblatt                                 29.4       1.9
    Michael S. Scott Morton                         29.4       1.9
    Ralph F. Verni                                  29.4       1.9
    Jeptha H. Wade                                  29.4       1.9

                                                          Votes (millions of
                                                               shares)
                                                         -------------------
                                                        For Against   Abstain
                                                        --- -------   ------
2. The Fund's following investment policies were reclassified from fundamental to nonfundamental:

   a. The policy regarding investments in securities
      of companies with less than three (3) years'
      continuous operation;                             2.5    0.6      0.3

   b. The policy regarding investments in illiquid
      securities.                                       2.5    0.6      0.3

3. The Fund's fundamental policy regarding investing
   in commodities and commodity contracts was
   amended.                                             2.4    0.6      0.4

4. The Fund's fundamental policy on lending was
   amended to clarify the permissibility of
   securities lending.                                  2.3    0.3      0.5

5. The Master Trust Agreement was amended to permit
   the Trustees to reorganize, merge or liquidate a
   fund without prior shareholder approval.            21.1    6.4      3.8

6. The Master Trust Agreement was amended to
   eliminate specified time permitted between the
   record date and any shareholders meeting.           22.8    4.5      4.1

                    STATE STREET RESEARCH EQUITY INCOME FUND

                              Investment Portfolio

The Investment Portfolio is a detailed list of the securities owned by the Fund. The Portfolio lists the number of shares and the market value of each security issue and the percentage invested in each classification. Common stocks are listed first, and broken down by industry, then sub-industry; then preferred stocks, bonds and commercial paper follow.

                                                               Value
                                                 Shares      (Note 1)

                           COMMON STOCKS 69.1%

Basic Industries 10.7%

CHEMICAL 4.0%
IMC Global, Inc.                                  16,700   $    628,338
Mallinckrodt Group, Inc.                          16,100        625,887
Mississippi Chemical Corp.*                       45,000        900,000
Potash Corp. of Saskatchewan, Inc.                 8,000        530,000
Rohm & Haas Co.                                   27,100      1,700,525
                                                            ------------
                                                              4,384,750
                                                            ------------

DIVERSIFIED 1.7%
Johnson Controls, Inc.                             8,700        604,650
Mark IV Industries, Inc.                          21,000        475,125
Teledyne, Inc.                                    23,000        830,875
                                                            ------------
                                                              1,910,650
                                                            ------------

MACHINERY 3.6%
Briggs & Stratton Corp.                           17,000        699,125
Cooper Industries, Inc.                          127,000      2,127,250
Sundstrand Corp.                                  32,000      1,172,000
                                                            ------------
                                                              3,998,375
                                                            ------------

METAL & MINING 1.4%
Alumax, Inc.*                                     50,000      1,518,750
                                                            ------------
Total Basic Industries                                       11,812,525
                                                            ------------

Consumer Cyclical 12.9%

AUTOMOTIVE 3.2%
Exide Corp.                                       50,000      1,212,500
Federal Mogul Corp.                               47,600        874,650
Ford Motor Co.                                    29,200        945,350
General Motors Corp.                               9,000        471,375
                                                            ------------
                                                              3,503,875
                                                            ------------

BUILDING 1.6%
LaFarge Corp.                                     90,000      1,822,500
                                                            ------------

HOTEL & RESTAURANT 0.0%
Motels of America, Inc.+*                            500         40,000
                                                            ------------

RETAIL TRADE 8.1%
Federated Department Stores, Inc.*                24,000        819,000
Home Shopping Network, Inc.*                     144,200      1,730,400
Intimate Brands, Inc. Cl. A                       81,000      1,852,875
Kroger Co.*                                       25,000        987,500
Thrifty Payless Holdings, Inc. Cl. B*            120,000      2,070,000
Vons Companies, Inc.*                             40,000      1,495,000
                                                            ------------
                                                              8,954,775
                                                            ------------
Total Consumer Cyclical                                      14,321,150
                                                            ------------

Consumer Staple 10.8%

BUSINESS SERVICE 3.3%
ADT Ltd.*                                        130,000   $  2,453,750
Anacomp, Inc.*                                    10,282        108,604
Moore Corp. Ltd.                                  46,900        885,238
PageMart Nationwide, Inc.+*                        1,750         18,375
Vestar/LPA Investment Corp.+*                      3,125         37,500
Viatel, Inc.+*                                    27,075        108,300
                                                            ------------
                                                              3,611,767
                                                            ------------

FOOD & BEVERAGE 5.5%
Coca-Cola Enterprises, Inc.                      114,000      3,947,250
Whitman Corp.                                     86,000      2,074,750
                                                            ------------
                                                              6,022,000
                                                            ------------

HOSPITAL SUPPLY 1.1%
Baxter International, Inc.                        26,000      1,228,500
                                                            ------------

PRINTING & PUBLISHING 0.9%
Hollinger International, Inc. Cl. A*              93,000      1,057,875
                                                            ------------
Total Consumer Staple                                        11,920,142
                                                            ------------

Energy 8.9%

OIL 7.5%
Amerada Hess Corp.                                 8,300        445,088
Atlantic Richfield Co.                             9,200      1,090,200
Oryx Energy Co.                                   78,400      1,274,000
Repsol S.A. ADR                                   39,300      1,365,675
Total S.A. ADR                                    48,900      1,815,413
Tosco Corp.                                       46,000      2,311,500
                                                            ------------
                                                              8,301,876
                                                            ------------

OIL SERVICE 1.4%
Baker Hughes, Inc.                                13,000        427,375
Mapco, Inc.                                       20,000      1,127,500
                                                            ------------
                                                              1,554,875
                                                            ------------
Total Energy                                                  9,856,751
                                                            ------------

Finance 11.3%

BANK 4.0%
Bank of New York, Inc.                            25,000      1,281,250
Chase Manhattan Corp.*                             4,160        293,800
Fleet Financial Group, Inc.                       49,100      2,135,850
Mellon Bank Corp.                                 11,000        627,000
South Trust Corp.                                  4,000        112,500
                                                            ------------
                                                              4,450,400
                                                            ------------

6                                                                    June 1996

                                                               Value
                                                 Shares      (Note 1)

FINANCIAL SERVICE 1.2%
Federal National Mortgage Association             40,800   $  1,366,800
                                                            ------------

INSURANCE 6.1%
Ace, Ltd.                                         38,100      1,790,700
AMBAC, Inc.                                       15,000        781,875
Mid Ocean Ltd.                                    74,700      3,062,700
PMI Group, Inc.                                   25,000      1,062,500
                                                            ------------
                                                              6,697,775
                                                            ------------
Total Finance                                                12,514,975
                                                            ------------

Science & Technology 7.4%

AEROSPACE 2.1%
Boeing Co.                                        19,500      1,698,938
Sequa Corp. Cl. A*                                15,000        646,875
                                                            ------------
                                                              2,345,813
                                                            ------------

COMPUTER SOFTWARE & SERVICE 3.1%
Computervision Corp.*                            140,700      1,407,000
Western Digital Corp.*                            78,600      2,053,425
                                                            ------------
                                                              3,460,425
                                                            ------------

ELECTRONIC COMPONENTS 1.1%
AMP, Inc.                                         15,000        601,875
Thomas & Betts Corp.                              16,000        600,000
                                                            ------------
                                                              1,201,875
                                                            ------------

OFFICE EQUIPMENT 1.1%
Digital Equipment Corp.*                          10,000        450,000
Quantum Corp.*                                    50,000        725,000
                                                            ------------
                                                              1,175,000
                                                            ------------
Total Science & Technology                                    8,183,113
                                                            ------------

Utility 7.1%

ELECTRIC 2.3%
Allegheny Power Systems, Inc.                     30,000        926,250
American Electric Power, Inc.                     38,000      1,619,750
                                                            ------------
                                                              2,546,000
                                                            ------------

NATURAL GAS 2.9%
ENSERCH Corp.                                    125,000      2,718,750
TransTexas Gas Corp.*                             48,000        456,000
                                                            ------------
                                                              3,174,750
                                                            ------------

TELEPHONE 1.9%
Southern New England Telecom Corp.                50,000      2,100,000
                                                            ------------
Total Utility                                                 7,820,750
                                                            ------------
Total Common Stocks (Cost $65,562,135)                       76,429,406
                                                            ------------

                      PREFERRED STOCKS & OTHER 8.4%

Atlantic Richfield Co. Exch. Notes               110,000   $  2,681,250
Boomtown, Inc. Wts.*                                 250             13
Crown Packaging Holdings Ltd. Wts.*+               2,000            250
Gentra, Inc. Series G. Pfd.*                      65,000        785,542
Gentra, Inc. Series Q Pfd.*                       45,000        395,518
Heartland Wireless Communications, Inc. Wts.*      1,500         11,250
Intelcom Group, Inc. Pfd.#+                          500        517,500
K-III Communications Corp. Series B Exch.
  Pfd.#                                            5,448        539,352
K-III Communications Corp.
  Series C Pfd.+*                                  5,000        495,000
La Petite Holdings Co. Cum. Exch. Pfd.*           45,000      1,417,500
PageMart, Inc. Wts.*+                              3,450         20,700
SDW Holdings Corp. Wts.*+                         27,000         81,000
S.D. Warren Co. Series B Sr. Exch. Pfd.#          27,000        945,000
Sheffield Steel Corp. Wts.*                        2,500          3,750
Supermarkets General Holding Corp. Exch.
  Pfd.#                                           55,000      1,416,250
Wireless One, Inc. Wts.*                           1,500         12,000
                                                            ------------
Total Preferred Stocks & Other (Cost $8,836,046)              9,321,875
                                                            ------------

                    CONVERTIBLE PREFERRED STOCKS 5.7%

Granite Broadcasting Corp. Cum. Cv. Exch.
  Pfd.#                                           25,000      1,671,484
Salomon, Inc. Cv. Pfd.*                           45,000      1,248,750
Station Casinos, Inc. Cv. Pfd.*                   30,000      1,725,000
Tyco Toys, Inc. Series C Cv. Pfd.*               300,000      1,687,500
                                                            ------------
Total Convertible Preferred Stocks
  (Cost $4,955,625)                                           6,332,734
                                                            ------------

                                  Principal    Maturity
                                    Amount       Date

                         CONVERTIBLE BONDS 1.7%
Crown Resources Corp. Cv. Sub.
  Deb., 5.75%                      $600,000    8/27/2001       483,000
Rohr, Inc. Cv. Sub. Note, 7.75%     500,000    5/15/2004     1,000,000
Winstar Communications, Inc.,
  Sr. Sub. Cv. Note, 14.00%         650,000   10/15/2005       442,000
                                                            -----------
Total Convertible Bonds (Cost $1,373,459)                    1,925,000
                                                            -----------

7                                                                    June 1996

                             Principal       Maturity             Value
                              Amount           Date             (Note 1)

                         NON-CONVERTIBLE BONDS 14.0%
Anacomp, Inc. Sr. Sub.
  Note, 13.00%              $  177,000       6/04/2002          $169,920
Argosy Gaming Co. First
  Mortgage Note, 13.25%+       500,000       6/01/2004           506,250
Bayou Steel Corp. First
  Mortgage Note, 10.25%        150,000       3/01/2001           138,000
Belle Casinos, Inc.
  First Mortgage Notes,
  12.00%+@                     175,000      10/15/2000            66,500
Carrols Merger Corp. Sr.
  Notes, 11.50%                250,000       8/15/2003           252,500
Celcaribe S.A. Units,
  0.00% to
  3/14/98, 13.50% from
  3/15/98 to maturity+          43,000       3/15/2004           442,900
CHC Helicopter Corp. Sr.
  Sub. Notes, 11.50%           442,000       7/15/2002           417,690
Clearnet Communications,
  Inc. Units, 0.00% to
  12/14/2000, 14.75% from
  12/15/2000 to maturity        10,000      12/15/2005           613,750
Crown Packaging Holdings
  Ltd. Sr. Sub. Notes,
  0.00% to 10/31/2000,
  12.25% from 11/1/2000
  to maturity                2,000,000      11/01/2003           760,000
Dial Call
  Communications, Inc.
  Sr. Disc. Notes, 0.00%
  to 4/14/99, 12.25% from
  4/15/99 to maturity        1,000,000       4/15/2004           640,000
Echostar Communications
  Satellite Broadcast Co.
  Sr. Sec. Disc. Note,
  0.00% to 3/14/2000,
  13.125% from 3/15/2000
  to maturity+                 500,000       3/15/2004           312,500
Finlay Enterprises, Inc.
  Sr. Disc. Deb., 0.00%
  to 4/30/98, 12.00% from
  5/1/98 to maturity           250,000       5/01/2005           200,313
Haynes International,
  Inc. Sr. Sec. Notes,
  11.25%                       800,000       6/15/1998           808,000

Heartland Wireless
  Communications, Inc.
  Units, 13.00%             $  250,000       4/15/2003          $273,125
Jitney-Jungle Stores of
  America, Inc. Sr. Note,
  12.00%                       250,000       3/01/2006           254,375
La Petite Holdings Co.
  Sr. Sec. Notes, 9.625%       500,000       8/01/2001           460,000
Motels of America, Inc.
  Sr. Sub. Notes, 12.00%       500,000       4/15/2004           485,000
NS Group, Inc. Units,
  13.50%                       250,000       7/15/2003           242,500
Norcal Waste Systems,
  Inc. Sr. Sub. Note,
  12.75% to 11/14/96,
  13.00% from 11/15/96 to
  5/14/97, 13.25% from
  5/15/97 to 11/14/97,
  13.50% from 11/15/97 to
  maturity+                    250,000      11/15/2005           260,000
Packaging Resources,
  Inc. Sr. Note, 11.625%+      250,000       5/01/2003           253,750
PageMart, Inc. Sr. Disc.
  Notes, 0.00% to
  10/31/98, 12.25% from
  11/1/98 to maturity          750,000      11/01/2003           570,000
PageMart Nationwide,
  Inc. Sr. Disc. Exch.
  Notes, 0.00% to
  1/31/2000, 15.00% from
  2/1/2000 to maturity         500,000       2/01/2005           331,250
Park Newspapers, Inc.
  Sr. Note, 11.875%+           750,000       5/15/2004           757,500
Penn Traffic Co. Sr.
  Notes, 8.625%                250,000      12/15/2003           208,750
J.M. Peters, Inc. Sr.
  Notes, 12.75%                250,000       5/01/2002           232,500
Plastic Specialties and
  Technologies, Inc. Sr.
  Note, 11.25%                 500,000      12/01/2003           480,000
Presidio Oil Co. Sr.
  Sub. Gas Indexed Notes,
  13.30%@                      400,000       7/15/2002           297,000
Presidio Oil Co. Sr.
  Sec. Notes, 11.50%@          650,000       9/15/2000           653,250
Ralphs Grocery Co. Sr.
  Note, 10.45%                 500,000       6/15/2004           490,000
Renco Metals, Inc. Sr.
  Note, 11.50%                 500,000       7/01/2003           500,000


8                                                                    June 1996

Seven-Up/RC Bottling Co.
  of Southern California,
  Inc., 11.50%@            $   250,000      8/01/1999        $    168,750
Sheffield Steel Corp.
  First Mortgage Note,
  12.00%                       500,000      11/01/2001             435,000
Spanish Broadcasting
  Systems, Inc. Sr. Note,
  7.50%                        500,000       6/15/2002             500,312
Star Markets Co. Sr.
  Sub. Note, 13.00%            250,000      11/01/2004             260,000
TransTexas Gas Corp. Sr.
  Notes, 11.50%                500,000       6/15/2002             497,500
U.S.A. Mobile
  Communications, Inc.
  Sr. Notes, 14.00%            250,000      11/01/2004             285,000
Viatel, Inc. Sr. Disc.
  Note, 0.00% to
  1/14/2000, 15.00% from
  1/15/2000 to maturity        750,000       1/15/2005             420,000
Winstar Communications,
  Inc. Units, 0.00% to
  10/14/2000, 14.00% from
  10/15/2000 to maturity       550,000      10/15/2005             302,500
Wireless One, Inc. Sr.
  Disc. Note, 13.00%           500,000      10/15/2003             521,250
                                                              ---------------
Total Non-Convertible Bonds (Cost $15,612,552)                  15,467,635
                                                              ---------------

                            COMMERCIAL PAPER 1.9%
American Express Credit
  Corp., 5.32%                 465,000       7/01/1996             465,000
American Express Credit
  Corp., 5.39%               1,445,000       7/03/1996           1,445,000
Household Finance Corp.,
  5.25%                        146,000       7/01/1996             146,000
                                                              ---------------
Total Commercial Paper (Cost $2,056,000)                         2,056,000
                                                              ---------------
Total Investments (Cost $98,395,817)--100.8%                   111,532,650
Cash and Other Assets, Less Liabilities--(0.8)%                   (841,758)
                                                              ---------------
Net Assets--100.0%                                            $110,690,892
                                                              ===============
Federal Income Tax Information:
At June 30, 1996, the net unrealized
  appreciation of investments based on cost for
  Federal income tax purposes of $98,469,592
  was as follows:
Aggregate gross unrealized appreciation for
  all investments in which there is an excess
  of value over tax cost                          $15,519,830
Aggregate gross unrealized depreciation for
  all investments in which there is an excess
  of tax cost over value                           (2,456,772)
                                                   -----------
                                                  $13,063,058
                                                   ===========

* Nonincome-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

# Payments of income may be made in cash or in the form of additional securities.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1996 was $3,894,287 and $3,918,025 (3.54%
  of net assets), respectively.

@ Security is in default.


9                                                                    June 1996

                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
June 30, 1996

The Statement of Assets and Liabilities is the Fund's balance sheet. Assets are anything of value owned by the Fund; liabilities are claims against the assets of the Fund. The Net Asset Value is the market value of each Fund share.

ASSETS
Investments, at value (Cost $98,395,817) (Note 1)      $111,532,650
Cash                                                            278
Dividends and interest receivable                           385,595
Receivable for securities sold                              332,500
Receivable for fund shares sold                             216,558
Receivable from Distributor (Note 3)                         61,743
Other assets                                                  6,491
                                                        ------------
                                                        112,535,815

LIABILITIES
Payable for securities purchased                          1,468,875
Accrued transfer agent and shareholder services
  (Note 2)                                                   83,831
Payable for fund shares redeemed                             76,187
Accrued management fee (Note 2)                              56,011
Dividends payable                                            36,200
Accrued distribution and service fees (Note 5)               30,251
Accrued trustees' fees (Note 2)                               5,713
Other accrued expenses                                       87,855
                                                        ------------
                                                          1,844,923
                                                        ------------

NET ASSETS                                             $110,690,892
                                                        ============
Net Assets consist of:
 Distribution in excess of net investment income       $    (73,770)
 Unrealized appreciation of investments                  13,136,833
 Accumulated net realized gain                           15,197,104
 Shares of beneficial interest                           82,430,725
                                                        ------------
                                                       $110,690,892
                                                        ============
Net Asset Value and redemption price per share of
  Class A shares ($44,463,886 / 3,209,801 shares of
  beneficial interest)                                       $13.85
                                                              =====
Maximum Offering Price per share of Class A shares
  ($13.85 / .955)                                            $14.50
                                                              =====
Net Asset Value and offering price per share of
  Class B shares ($25,543,231 / 1,848,643 shares of
  beneficial interest)*                                      $13.82
                                                              =====
Net Asset Value, offering price and redemption
  price per share of Class C shares ($39,297,798 /
  2,838,175 shares of beneficial interest)                   $13.85
                                                              =====
Net Asset Value and offering price per share of
  Class D shares ($1,385,977 / 100,310 shares of
  beneficial interest)*                                      $13.82
                                                              =====

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


                           Statement Of Operations
For the year ended June 30, 1996

The Statement of Operations is the Fund's income statement and shows the income earned from its investments and its operating costs. It concludes with the net gains (losses are shown in parentheses) for the period stated.

INVESTMENT INCOME
Dividends, net of foreign taxes of $2,910             $ 1,760,884
Interest, net of foreign taxes of $2,344                1,273,213
                                                       ----------
                                                        3,034,097

EXPENSES
Management fee (Note 2)                                   649,578
Transfer agent and shareholder services (Note 2)          333,433
Custodian fee                                             133,408
Reports to shareholders                                    51,906
Audit fee                                                  28,752
Registration fees                                          28,005
Trustees' fees (Note 2)                                    17,085
Service fee--Class A (Note 5)                             100,997
Distribution and service fees--Class B (Note 5)           201,739
Distribution and service fees--Class D (Note 5)            12,176
Legal fees                                                  7,508
Miscellaneous                                              17,634
                                                       ----------
                                                        1,582,221
Expenses borne by the Distributor (Note 3)               (267,958)
                                                       ----------
                                                        1,314,263
                                                       ----------
Net investment income                                   1,719,834
                                                       ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments (Notes 1 and 4)       15,234,292
Net unrealized appreciation of investments              2,941,031
                                                       ----------
Net gain on investments                                18,175,323
                                                       ----------
Net increase in net assets resulting from
  operations                                          $19,895,157
                                                       ==========

The accompanying notes are an integral part of the financial statements.
10                                                                   June 1996

                              Financial Statements

                      Statement Of Changes In Net Assets

   The Statement of Changes in Net Assets summarizes on a comparative basis changes in net assets resulting from operations, distributions to shareholders, and capital share transactions.

                                       Year ended June 30
                                  ----------------------------
                                      1996           1995
 ------------------------------   ------------   -------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income             $  1,719,834   $  2,054,937
Net realized gain on
  investments*                      15,234,292      1,155,735
Net unrealized appreciation of
  investments                        2,941,031      9,032,370
                                   -----------    ------------
Net increase resulting from
  operations                        19,895,157     12,243,042
                                   -----------    ------------
Dividends from net investment income:
 Class A                              (882,400)      (984,856)
 Class B                              (304,585)      (285,324)
 Class C                              (914,329)      (808,655)
 Class D                               (17,808)       (28,201)
                                   -----------    ------------
                                    (2,119,122)    (2,107,036)
                                   -----------    ------------
Distributions from net realized gains:
 Class A                              (492,304)    (2,006,103)
 Class B                              (223,972)      (563,723)
 Class C                              (472,914)    (1,043,962)
 Class D                               (18,976)       (63,626)
                                   -----------    ------------
                                    (1,208,166)    (3,677,414)
                                   -----------    ------------
Net increase from fund share
  transactions (Note 6)              4,473,009     10,409,654
                                   -----------    ------------
Total increase in net assets        21,040,878     16,868,246

NET ASSETS
Beginning of year                   89,650,014     72,781,768
                                   -----------    ------------
End of year (including
  (overdistributed)
  undistributed net investment
  income of ($73,770) and
  $322,548, respectively)         $110,690,892   $ 89,650,014
                                   ===========    ============
* Net realized gain for
  Federal income tax purposes
  (Note 1)                        $ 15,256,123   $  1,208,383
                                   ===========    ============


                        Notes to Financial Statements
June 30, 1996

NOTE 1

State Street Research Equity Income Fund, formerly MetLife-State Street Research Equity Income Fund (the "Fund") is a series of State Street Research Equity Trust, formerly MetLife-State Street Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Equity Income Fund, State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund and State Street Research Global Resources Fund.

The Fund seeks to provide a high level of current income and, secondarily, long-term growth of capital by investing primarily in common stocks offering above-average dividend yields and in securities convertible into common stocks. The Fund seeks to provide a higher income yield than that of the Standard & Poor's 500 Stock Index. The Fund has authority to invest from time to time in lower rated fixed income securities.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

The accompanying notes are an integral part of the financial statements.

11                                                                   June 1996

FINANCIAL STATEMENTS

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, approved by the Trustees, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain preferred securities held by the Fund pay dividends in the form of additional securities (payment-in-kind securities). Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. Differences between the market value of securities received and the corresponding amounts of income accrued are recorded as adjustments to income. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended June 30, 1996, the Fund has designated as long-term 100% of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1996, the fees pursuant to such agreement amounted to $649,578.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1996, the amount of such shareholder servicing and account maintenance expenses was $174,457.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,085 during the year ended June 30, 1996.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $267,958.

NOTE 4

For the year ended June 30, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $111,585,734 and $109,813,058, respectively.


12                                                                   June 1996

FINANCIAL STATEMENTS

NOTE 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1996, fees pursuant to such plan amounted to $100,997, $201,739 and $12,176 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $20,463 and $106,688, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1996, and that MetLife Securities, Inc. earned commissions aggregating $174,802 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $65,434 and $39 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1996, the Distributor owned 3,614 Class A shares of the Fund.

Share transactions were as follows:

                                                              Year ended June 30
                                             ----------------------------------------------------
                                                      1996                       1995
                                             ----------------------   ---------------------------
Class A                                      Shares      Amount        Shares          Amount
------------------------------------------   -------   ------------   -----------   -------------
Shares sold                                  499,172  $  6,447,619       398,649    $   4,285,947
Issued upon reinvestment of:
  Distributions from net realized gains       37,754       461,359       179,249       1,907,857
  Dividends from net investment income        61,647       800,177        82,151         897,184
Shares repurchased                          (578,171)   (7,338,450)   (1,195,595)    (12,867,093)
                                              -----     -----------    ----------    ------------
Net increase (decrease)                       20,402  $    370,705      (535,546)   $ (5,776,105)
                                              =====     ===========    ==========    ============
Class B                                       Shares        Amount        Shares          Amount
------------------------------------------    -----     -----------    ----------    ------------
Shares sold
                                             670,304  $  8,719,427       532,548    $  5,717,454
Issued upon reinvestment of:
  Distributions from net realized gains       17,255       210,166        48,954         520,771
  Dividends from net investment income        20,749       269,362        23,498         257,756
Shares repurchased
                                            (241,006)   (3,101,383)     (213,874)     (2,294,678)
                                              -----     -----------    ----------    ------------
Net increase                                 467,302  $  6,097,572       391,126    $  4,201,303
                                              =====     ===========    ==========    ============
Class C                                       Shares        Amount        Shares          Amount
------------------------------------------    -----     -----------    ----------    ------------
Shares sold                                  887,078  $ 11,446,658     1,452,407    $ 15,677,247
Issued upon reinvestment of:
  Distributions from net realized gains       38,732       472,914        98,117       1,043,974
  Dividends from net investment income        70,662       914,329        73,413         806,458
Shares repurchased                        (1,135,981)  (14,666,301)     (512,040)     (5,526,511)
                                              -----     -----------    ----------    ------------
Net increase (decrease)                     (139,509) $ (1,832,400)    1,111,897    $ 12,001,168
                                              =====     ===========    ==========    ============
Class D                                       Shares        Amount        Shares          Amount
------------------------------------------    -----     -----------    ----------    ------------
Shares sold                                   46,515  $    607,680        24,855    $    265,512
Issued upon reinvestment of:
  Distributions from net realized gains        1,480        18,010         5,541          58,959
  Dividends from net investment income           861        11,171         1,154          12,472
Shares repurchased
                                             (65,543)     (799,729)      (32,405)       (353,655)
                                              -----     -----------    ----------    ------------
Net decrease                                                                        $
                                             (16,687) $   (162,868)         (855)        (16,712)
                                              =====     ===========    ==========    ============

13                                                                   June 1996

                              FINANCIAL STATEMENTS

                              FINANCIAL HIGHLIGHTS

Financial Highlights presents selected per share data, ratios and supplemental data. The per share data demonstrates on a comparative basis how the net asset value per share was affected by several factors during each period.

   For a share outstanding throughout each year:

                                                            Class A
                                        ------------------------------------------------
                                                       Year ended June 30
                                        ------------------------------------------------
                                        1996**    1995**     1994      1993       1992
 ------------------------------------   -------             -------   -------   --------
Net asset value, beginning of year      $ 11.70   $ 10.87   $ 10.79   $  9.19    $  8.33
Net investment income*                      .23       .28       .24       .44        .39
Net realized and unrealized gain
  (loss) on investments                    2.36      1.37       .25      1.52        .83
Dividends from net investment income       (.28)     (.28)     (.26)     (.36)      (.36)
Distributions from net realized
  gains                                    (.16)     (.54)     (.15)     --         --
                                         ------    ------    ------    ------    -------
Net asset value, end of year            $ 13.85   $ 11.70   $ 10.87   $ 10.79    $  9.19
                                         ======    ======    ======    ======    =======
Total return                              22.41%+   16.12%+    4.30%+   21.64%+    14.81%+
Net assets at end of year (000s)        $44,464   $37,327   $40,484   $28,995    $51,585
Ratio of operating expenses to
  average net assets*                      1.25%     1.42%     1.50%     1.50%      1.50%
Ratio of net investment income to
  average net assets*                      1.78%     2.55%     2.42%     3.76%      4.27%
Portfolio turnover rate                  111.13%    67.50%    73.96%    80.42%    102.39%
Average commission rate@                $ .0140      --        --        --         --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year (Note 3).                         $   .03   $   .05    $  .05    $  .01    $   .01

                                                       Class B
                                        --------------------------------------
                                                  Year ended June 30
                                        --------------------------------------
                                        1996**    1995**     1994     1993***
                                        -------   -------   -------   --------
Net asset value, beginning of year      $ 11.68   $ 10.86   $ 10.79   $ 10.81
Net investment income*                      .13       .21       .21       .02
Net realized and unrealized gain
  (loss) on investments                    2.36      1.38       .21      (.02)
Dividends from net investment income       (.19)     (.23)     (.20)     (.02)
Distributions from net realized
  gains                                    (.16)     (.54)     (.15)     --
                                         ------    ------    ------    -------
Net asset value, end of year             $13.82    $11.68    $10.86   $ 10.79
                                         ======    ======    ======    =======
Total return +                            21.60%+   15.43%+    3.79%+    0.05%+++
Net assets at end of year (000s)        $25,543   $16,130   $10,752   $ 1,060
Ratio of operating expenses to
  average net assets*                      2.00%     2.00%     2.00%     2.00%++
Ratio of net investment income to
  average net assets*                      1.05%     1.95%     1.80%     1.53%++
Portfolio turnover rate                  111.13%    67.50%    73.96%    80.42%
Average commission rate@                $ .0140      --        --        --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year (Note 3).                         $   .03   $   .05   $   .07   $   .00

                                                       Class C                                 Class D
                                        -------------------------------------   -------------------------------------
                                                 Year ended June 30                      Year ended June 30
                                        -------------------------------------   -------------------------------------
                                        1996**    1995**     1994    1993***    1996**    1995**     1994    1993***
 ------------------------------------   -------   -------   -------   -------   -------   -------   ------   --------
Net asset value, beginning of year      $ 11.70   $10.86    $10.79    $10.81    $ 11.67   $10.86   $ 10.79   $ 10.81
Net investment income*                      .26      .32       .33       .03        .13      .22       .21       .02
Net realized and unrealized gain
  (loss) on investments                    2.36     1.39       .21      (.02)      2.37     1.36       .21      (.02)
Dividends from net investment income       (.31)    (.33)     (.32)     (.03)      (.19)    (.23)     (.20)     (.02)
Distributions from net realized
  gains                                    (.16)    (.54)     (.15)     --         (.16)    (.54)     (.15)     --
                                         ------    ------    ------    ------    ------    ------    -----    -------
Net asset value, end of year             $13.85   $11.70    $10.86    $10.79    $ 13.82   $11.67   $10.86    $10.79
                                         ======    ======    ======    ======    ======    ======    =====    =======
Total return                              22.82%+  16.64%+    4.84%+    0.14%+++   21.68%+  15.33%+    3.78%+    0.04%+++
Net assets at end of year (000s)        $39,298   $34,827   $20,266   $15,988    $1,386    $1,366   $1,280       $628
Ratio of operating expenses to
  average net assets*                      1.00%    1.00%     1.00%     1.00%++    2.00%    2.00%     2.00%     2.00%++
Ratio of net investment income to
  average net assets*                      2.03%    2.93%     2.92%     1.65%++    1.03%    1.96%     1.88%     1.49%++
Portfolio turnover rate                  111.13%   67.50%    73.96%    80.42%    111.13%   67.50%    73.96%    80.42%
Average commission rate@                $ .0140     --        --        --      $ .0140     --        --        --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year (Note 3).                         $   .03   $  .05    $  .06    $  .00    $   .03   $  .05   $   .06   $   .00

 ** Per-share figures have been calculated using the average shares method.

*** June 1, 1993 (commencement of share class designations) to June 30, 1993.

 ++ Annualized

  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

  @ For the year ended June 30, 1996, the Fund has elected to disclose its average commission rate per share paid for security trades.

14                                                                   June 1996

                       Report Of Independent Accountants

   To the Trustees of State Street Research Equity Trust and the Shareholders of
    State Street Research Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Equity Income Fund (formerly MetLife-State Street Research Equity Income Fund) (a series of State Street Research Equity Trust, hereafter referred to as the "Trust"), at June 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
August 9, 1996

15                                                                   June 1996

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Equity Income Fund outperformed the average for Lipper Analytical Services' equity income fund category for the 12 months ended June 30, 1996 (does not reflect sales charge).

The Fund's portfolio is diversified into dividend-paying common stocks, and corporate and convertible bonds, which can also provide more income. Stocks, which represented 69% of the portfolio, are selected on a value basis.

The Fund began to take a defensive position in early 1996 in preparation for a weakening economy. Cyclical stocks were downweighted along with chemical and retail holdings. Financial and consumer non-durable stocks experienced heightened exposure in the portfolio.

Overall, Equity Income Fund was able to participate in the upside of the market without experiencing too much of the downside. This was largely due to the stabilizing effect of the bonds in the portfolio.

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .50% and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce future performance.


*********************************[Line Charts]*********************************

                Change in Value of $10,000
              Based on the S&P 500 Compared
              to Change in Value of $10,000
                   Invested in the Fund

=============================================================
                        Class A Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years         Life of Fund
        +16.90%           +14.64%           +10.44%
-------------------------------------------------------------
                            Equity
                            Income
                             Fund     S&P 500
                             ----     -------
                1986        10000      10000
                1987        10832      12605
                1988        10569      11730
                1989        12351      14135
                1990        13768      16462
                1991        12903      17678
                1992        14814      20048
                1993        18037      22779
                1994        18815      23099
                1995        21850      29112
                1996        26748      36676

=============================================================
                        Class B Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years             Life of Fund
       +16.60%            +15.04%               +10.78%
-------------------------------------------------------------
                            Equity
                            Income
                             Fund     S&P 500
                             ----     -------
                1986        10000      10000
                1987        11342      12605
                1988        11074      11730
                1989        12954      14135
                1990        14443      16462
                1991        13528      17678
                1992        15533      20048
                1993        18896      22779
                1994        19611      23099
                1995        22637      29112
                1996        27526      36676

=============================================================
                        Class C Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years            Life of Fund
       +22.82%            +15.99%              +11.14%
-------------------------------------------------------------
                            Equity
                            Income
                             Fund     S&P 500
                             ----     -------
                1986        10000      10000
                1987        11342      12605
                1988        11074      11730
                1989        12954      14135
                1990        14443      16462
                1991        13528      17678
                1992        15533      20048
                1993        18913      22779
                1994        19827      23099
                1995        23126      29112
                1996        28404      36676

=============================================================
                        Class D Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years           Life of Fund
       +20.68%            +15.26%             +10.78%
-------------------------------------------------------------
                            Equity
                            Income
                             Fund     S&P 500
                             ----     -------
                1986        10000      10000
                1987        11342      12605
                1988        11074      11730
                1989        12954      14135
                1990        14443      16462
                1991        13528      17678
                1992        15533      20048
                1993        18895      22779
                1994        19609      23099
                1995        22615      29112
                1996        27520      36676

******************************************************************************
16                                                                   June 1996

REPORT ON SPECIAL MEETING OF SHAREHOLDERS

   A Special Meeting of Shareholders of the State Street Research Equity Income Fund ("Fund"), along with shareholders of other series of State Street Research Equity Trust ("Meeting"), was convened on October 20, 1995, and continued thereafter. The results on the proposals are set forth below.

                                                    Votes (millions
                                                       of shares)
                                                    ----------------
                                                    For    Withheld
                                                    ----   ---------
1. The following persons were elected as
   Trustees:
   Edward M. Lamont                                 29.4      1.9
   Robert A. Lawrence                               29.4      1.9
   Dean O. Morton                                   29.4      1.9
   Thomas L. Phillips                               29.4      1.9
   Toby Rosenblatt                                  29.4      1.9
   Michael S. Scott Morton                          29.4      1.9
   Ralph F. Verni                                   29.4      1.9
   Jeptha H. Wade                                   29.4      1.9

                                                     Votes (millions of
                                                           shares)
                                                  -------------------------
                                                  For   Against    Abstain
                                                  ----   -------   --------
2. The Fund's following investment
   policies were reclassified from
   fundamental to nonfundamental:

   a. The policy regarding investments
      in securities of companies with
      less than three (3) years'
      continuous operation;                       2.8     0.9       0.5

   b. The policy regarding investments
      in illiquid securities.                     3.2     1.0       0.3

3. The Fund's fundamental policy
   regarding investing in commodities
   and commodity contracts was amended.           3.2     1.0       0.3

4. The Fund's fundamental policy on
   lending was amended to clarify the
   permissibility of securities lending.          3.3     0.4       0.5

5. The Master Trust Agreement was
   amended to permit the Trustees to
   reorganize, merge or liquidate a fund
   without prior shareholder approval.           21.1     6.4       3.8

6. The Master Trust Agreement was
   amended to eliminate specified time
   permitted between the record date and
   any shareholders meeting.                     22.8     4.5       4.1

17                                                                   June 1996

                State Street Research Capital Appreciation Fund

                               Semiannual Report

State Street Research Capital Appreciation Fund
--------------------------------------------------------------------------------
Investment Portfolio
--------------------------------------------------------------------------------
December 31, 1996 (Unaudited)

                                                              Value
                                               Shares        (Note 1)
----------------------------------------------------------------------
COMMON STOCKS 89.3%
Basic Industries 1.1%
Chemical 0.7%
Rhone-Poulenc SA ADR                           135,900  $  4,603,613
                                                        -------------
Machinery 0.4%
Thermo Fibergen Inc.*                           65,000       682,500
Thermo Fibergen Inc.*                           71,600       179,000
US Filter Corp.*                                66,100     2,098,675
                                                        -------------
                                                           2,960,175
                                                        -------------
Total Basic Industries                                     7,563,788
                                                        -------------
Consumer Cyclical 27.6%
Airline 1.5%
Continental Airlines Inc. Cl. B*               376,400    10,633,300
                                                        -------------
Automotive 0.8%
Danaher Corp.                                   71,200     3,319,700
Team Rental Group, Inc. Cl. A*                 141,500     2,281,688
                                                        -------------
                                                           5,601,388
                                                        -------------
Hotel & Restaurant 11.8%
Doubletree Corp.*                              111,800     5,031,000
Extended Stay America Inc.*                    887,400    17,858,925
HFS Inc.*                                      611,400    36,531,150
Hilton Hotels Corp.                            265,300     6,930,962
Interstate Hotels Co.*                         258,600     7,305,450
Rainforest Cafe Inc.*                          129,150     3,035,025
Sun International Hotels Ltd.*                  45,800     1,671,700
Trump Hotels & Casino Resorts Inc.*            544,900     6,538,800
                                                        -------------
                                                          84,903,012
                                                        -------------
Recreation 1.9%
Action Performance Companies Inc.*              27,700       498,600
Ascent Entertainment Group Inc.*               121,200     1,954,350
Coachmen Industries Inc.                        67,100     1,903,963
Evergreen Media Corp. Cl. A                     46,200     1,155,000
Golden Bear Golf, Inc. Cl. A*                   34,900       392,625
Lin Television Corp.*                           98,500     4,161,625
Marker International Inc.*                      90,800       488,050
Petco Animal Supplies Inc.*                     55,300     1,147,475
Ticketmaster Group Inc.*                       160,100     1,941,212
                                                        -------------
                                                          13,642,900
                                                        -------------
Retail Trade 8.7%
Abercrombie & Fitch Co. Cl. A*                  41,600       686,400
Borders Group Inc.*                            206,000     7,390,250
BT Office Products International Inc.*         112,300       996,663
CVS Corp.*                                      90,700     3,752,712
Dollar Tree Stores Inc.*                        43,500     1,663,875
Gucci Group NV*                                359,300    22,950,287
Jones Apparel Group Inc.*                      241,000     9,007,375
Just For Feet Inc.*                            121,600     3,192,000


The accompanying notes are an integral part of the financial statements.

State Street Research Capital Appreciation Fund
--------------------------------------------------------------------------------
Investment Portfolio (cont'd)
--------------------------------------------------------------------------------

Retail Trade (cont'd)
Loehmann's, Inc.*                               12,700  $    292,100
Rite-Aid Corp.                                  94,100     3,740,475
Staples Inc.*                                  174,000     3,142,875
Sunglass Hut International Inc.*               812,000     5,887,000
                                                        -------------
                                                          62,702,012
                                                        -------------
Textile & Apparel 2.9%
Men's Wearhouse, Inc.*                         279,750     6,853,875
Nautica Enterprises Inc.*                      188,300     4,754,575
Timberland Co. Cl. A*                           59,500     2,261,000
Tommy Hilfiger Corp.*                          147,200     7,065,600
                                                        -------------
                                                          20,935,050
                                                        -------------
Total Consumer Cyclical                                  198,417,662
                                                        -------------
Consumer Staple 14.2%
Business Service 7.1%
Apache Medical Systems Inc.*                    58,100       620,944
Caribiner International Inc.*                   14,400       723,600
Education Management Corp.*                     60,500     1,270,500
Outdoor Systems Inc.*                           55,350     1,556,719
Prime Service Inc.*                             31,100       855,250
Republic Industries Inc.*                    1,209,400    37,718,162
Teletech Holdings Inc.*                         34,300       891,800
U.S. Office Products Co.*                      112,300     3,832,237
Universal Outdoor Holdings Inc.*               146,300     3,438,050
                                                        -------------
                                                          50,907,262
                                                        -------------
Drug 3.2%
Cephalon Inc.*                                 193,400     3,964,700
Entremed Inc.*                                 106,600     1,732,250
Ligand Pharmaceuticals Inc. Cl. B*              69,600     1,035,300
Magainin Pharmaceuticals Inc.*                 112,400     1,081,850
Novartis AG ADR*                                80,641     4,603,425
Warner-Lambert Co.                             139,500    10,462,500
                                                        -------------
                                                          22,880,025
                                                        -------------
Food & Beverage 0.8%
Boston Chicken Inc.*                           151,400     5,431,475
                                                        -------------
Hospital Supply 1.9%
MedPartners Inc.*                              405,324     8,511,804
Neopath Inc.*                                  123,000     2,244,750
Wellpoint Health Networks Inc. Cl. A*           87,900     3,021,562
                                                        -------------
                                                          13,778,116
                                                        -------------
Personal Care 0.2%
Gargoyles Inc.*                                 65,800       567,525
Polymer Group Inc.*                             74,700     1,036,463
                                                        -------------
                                                           1,603,988
                                                        -------------


The accompanying notes are an integral part of the financial statements.

State Street Research Capital Appreciation Fund
--------------------------------------------------------------------------------
Investment Portfolio (cont'd)
--------------------------------------------------------------------------------

Printing & Publishing 0.9%
CKS Group Inc.*                                 5,700     $    158,888
Hollinger International, Inc. Cl. A*          389,300        4,476,950
Hollinger International, Inc. Cv. Pfd.        181,400        2,086,100
                                                        ---------------
                                                             6,721,938
                                                        ---------------
Tobacco 0.1%
Swisher International Group Inc. Cl. A*        62,600          993,775
                                                        ---------------
Total Consumer Staple                                      102,316,579
                                                        ---------------
Energy 10.8%
Oil 1.8%
Chesapeake Energy Corp.*                       18,100        1,006,812
ENI SPA ADR                                   217,400       11,223,275
Titan Exploration Inc.*                        80,300          963,600
                                                        ---------------
                                                            13,193,687
                                                        ---------------
Oil Service 9.0%
BJ Services Co.*                              162,600        8,292,600
Ensco International Inc.*                     141,500        6,862,750
Global Marine Inc.*                           626,500       12,921,562
Helmerich & Payne Inc.                        162,800        8,485,950
Marine Drilling Companies, Inc.*              138,000        2,716,875
National Oilwell Inc.*                         10,800          332,100
Newpark Resources, Inc.*                       43,300        1,612,925
Noble Drilling Corp.*                         538,800       10,708,650
Reading & Bates Corp.*                        141,100        3,739,150
Rowan Companies, Inc.*                        317,000        7,172,125
Varco International Inc.*                      67,500        1,560,938
                                                        ---------------
                                                            64,405,625
                                                        ---------------
Total Energy                                                77,599,312
                                                        ---------------
Finance 9.0%
Bank 3.2%
Bank United Corp. Cl. A                        41,000        1,096,750
Boatmen's Bancshares, Inc.                    112,200        7,236,900
Chase Manhattan Corp.                         163,000       14,547,750
                                                        ---------------
                                                            22,881,400
                                                        ---------------
Financial Service 3.9%
Allmerica Financial Corp.                     140,700        4,713,450
Beacon Properties Corp.                       123,500        4,523,188
First USA Paymentech Inc.*                     96,500        3,268,938
Green Tree Financial Corp.                    190,100        7,342,612
MoneyGram Payment Systems Inc.*               203,100        2,691,075
Starwood Lodging Trust                         97,000        5,347,125
                                                        ---------------
                                                            27,886,388
                                                        ---------------
Insurance 1.9%
Everest Reinsurance Holdings Inc.             152,200        4,375,750
Progressive Corp.                              50,800        3,422,650
TIG Holdings Inc.                             137,000        4,640,875


The accompanying notes are an integral part of the financial statements.

State Street Research Capital Appreciation Fund
--------------------------------------------------------------------------------
Investment Portfolio (cont'd)
--------------------------------------------------------------------------------

Insurance (cont'd)
W.R. Berkley Corp.                             34,500     $  1,750,875
                                                        ---------------
                                                            14,190,150
                                                        ---------------
Total Finance                                               64,957,938
                                                        ---------------
Science & Technology 24.5%
Computer Software & Service 8.9%
Adflex Solutions Inc.*                         41,000          420,250
Ascend Communications Inc.*                   207,400       12,884,725
Check Point Software Technologies Ltd.*        36,700          798,225
Datastream Systems Inc.*                       42,900          772,200
Excalibur Technologies Corp.*                  52,200          822,150
Geoworks*                                     228,900        5,608,050
Ingram Micro Inc. Cl. A*                       62,600        1,439,800
JDA Software Group Inc.*                       89,600        2,553,600
OpenVision Technologies Inc.*                   5,200           61,100
P-COM, Inc.*                                  120,200        3,560,925
Parametric Technology Corp.*                  168,300        8,646,412
Premiere Technologies Inc.*                    26,700          667,500
Puma Technology Inc.*                          39,900          688,275
Sabre Group Holdings Inc. Cl. A*               53,700        1,496,888
SS&C Technologies Inc.*                         8,600           54,825
Sybase Inc.*                                  320,500        5,348,344
Synopsys Inc.*                                 65,500        3,029,375
Ultratech Stepper Inc.*                        43,400        1,030,750
Westell Technologies, Inc. Cl. A*             281,900        6,448,463
Western Digital Corp.*                        124,900        7,103,687
Wind River Systems Inc.*                       16,700          791,163
Xionics Document Technologies, Inc.*           14,200          177,500
                                                        ---------------
                                                            64,404,207
                                                        ---------------
Electronic Components 7.1%
Affymetrix Inc.*                                6,100          123,144
Altera Corp.*                                 121,200        8,809,725
Applied Magnetics Corp.*                      114,000        3,405,750
CHS Electronics Inc.*                          49,700          851,112
Cymer Inc.*                                   111,600        5,370,750
Pairgain Technologies Inc.*                   162,800        4,955,225
Sanmina Corp.*                                360,300       20,356,950
Texas Instruments Inc.                        113,600        7,242,000
                                                        ---------------
                                                            51,114,656
                                                        ---------------
Electronic Equipment 5.0%
Advanced Fibre Communications, Inc.*            6,100          339,313
Applied Materials Inc.*                       208,600        7,496,562
KLA Instruments Corp.*                        188,600        6,695,300
Lucent Technologies Inc.*                     281,000       12,996,250
Motorola Inc.                                  50,000        3,068,750
Novellus Systems Inc.*                         49,500        2,682,281
Octel Communications Corp.*                    26,600          465,500
Tencor Instruments*                            71,200        1,877,900
                                                        ---------------
                                                            35,621,856
                                                        ---------------

The accompanying notes are an integral part of the financial statements.

State Street Research Capital Appreciation Fund
--------------------------------------------------------------------------------
Investment Portfolio (cont'd)
--------------------------------------------------------------------------------


Office Equipment 3.5%
3Com Corp.*                                    74,000     $  5,429,750
Compaq Computer Corp.*                        136,300       10,120,275
Dell Computer Corp.*                           83,200        4,420,000
Orckit Communications Ltd.*                     5,800           56,550
Read-Rite Corp.*                              150,800        3,807,700
Stormedia Inc. Cl. A*                         106,000        1,709,250
                                                        ---------------
                                                            25,543,525
                                                        ---------------
Total Science & Technology                                 176,684,244
                                                        ---------------
Utility 2.1%
Natural Gas 0.6%
Calpine Corp.*                                227,400        4,548,000
                                                        ---------------
Telephone 1.5%
Brooks Fiber Properties Inc.*                  15,600          397,800
Colt Telecom Group PLC ADR*                    91,600        1,763,300
Larscom Inc. Cl. A*                            75,300          856,537
Omnipoint Corp.*                               88,300        1,699,775
Telecomunicacoes Brasileiras ADR*              70,900        5,423,850
Vimpel Communications ADR*                     32,900          777,263
                                                        ---------------
                                                            10,918,525
                                                        ---------------
Total Utility                                               15,466,525
                                                        ---------------
Total Common Stocks (Cost $559,381,363)                    643,006,048
                                                        ---------------

- -------------------------------------------------------------------
                           Principal     Maturity
                             Amount        Date
- -------------------------------------------------------------------
REPURCHASE AGREEMENTS 0.2%
State Street Bank and
  Trust Company, dated
  12/31/96, repurchase
  proceeds $1,315,292,
  collateralized by
  $1,315,000 U.S.
  Treasury Bill, 6.125%,
  due 3/31/98, market
  value $1,342,548         $1,315,000    1/02/1997       1,315,000
                                                     ---------------
Total Repurchase Agreements (Cost $1,315,000)            1,315,000
                                                     ---------------

                             Principal     Maturity        Value
                               Amount        Date         (Note 1)
- -------------------------- ------------- ------------  ---------------
SHORT-TERM OBLIGATIONS 10.4%
American Express Credit
  Corp., 5.90%              $ 3,134,000    1/02/1997    $  3,134,000
American Express Credit
  Corp., 6.00%               27,679,000    1/06/1997      27,679,000
Ford Motor Credit Co.,
  5.75%                       7,968,000    1/02/1997       7,968,000
Ford Motor Credit Co.,
  5.72%                      20,000,000    1/03/1997      20,000,000
Ford Motor Credit Co.,
  5.40%                       5,879,000    1/08/1997       5,879,000
Philip Morris Companies,
  Inc., 5.60%                10,000,000    1/08/1997       9,989,111
                                                       ---------------
Total Short-Term Obligations (Cost $74,649,111)           74,649,111
                                                       ---------------
Total Investments (Cost $635,345,474)--99.9%             718,970,159
Cash and Other Assets, Less Liabilities--0.1%                745,491
                                                       ---------------
Net Assets--100.0%                                      $719,715,650
                                                       ===============
Federal Income Tax Information:
At December 31, 1996, the net unrealized appreciation
of investments based on cost for Federal income tax
purposes of $635,345,474 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                         $110,614,768
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value                                             (26,990,083)
                                                       ---------------
                                                        $ 83,624,685
                                                       ===============

 -----------------------------------------------------------------------------
* Nonincome-producing securities
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

State Street Research Capital Appreciation Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996 (Unaudited)

Assets
Investments, at value (Cost $635,345,474) (Note 1)            $718,970,159
Cash                                                                 2,848
Receivable for securities sold                                   8,123,094
Receivable for fund shares sold                                    745,452
Dividends and interest receivable                                  220,234
Other assets                                                        88,118
                                                              ------------
                                                               728,149,905
Liabilities
Payable for securities purchased                                 6,493,457
Accrued transfer agent and shareholder services (Note 2)           611,471
Payable for fund shares redeemed                                   589,044
Accrued management fee (Note 2)                                    454,923
Accrued distribution and service fees (Note 4)                     238,084
Accrued trustees' fee (Note 2)                                       9,368
Other accrued expenses                                              37,908
                                                              -----------
                                                                 8,434,255
                                                              ------------
Net Assets                                                    $719,715,650
                                                              ============
Net Assets consist of:
 Unrealized appreciation of investments                       $ 83,624,685
 Accumulated net realized gain                                  20,780,997
 Shares of beneficial interest                                 615,309,968
                                                              ------------
                                                              $719,715,650
                                                              ============
Net Asset Value and redemption price per share of Class A
  shares ($374,523,749 / 33,107,224 shares of beneficial
  interest)                                                         $11.31
                                                                    ======
Maximum Offering Price per share of Class A shares
  ($11.31 / .955)                                                   $11.84
                                                                    ======
Net Asset Value and offering price per share of Class B
  shares ($179,572,365 / 16,304,104 shares of beneficial
  interest)*                                                        $11.01
                                                                    ======
Net Asset Value, offering price and redemption price per
  share of Class C shares ($160,398,205 / 13,957,449 shares
  of beneficial interest)                                           $11.49
                                                                    ======
Net Asset Value and offering price per share of Class D
  shares ($5,221,331 / 472,505 shares of beneficial
  interest)*                                                        $11.05
                                                                    ======
------------------------------------------------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.






------------------------------------------------------------------------------
Statement of Operations
------------------------------------------------------------------------------
For the six months ended December 31, 1996 (Unaudited)

Investment Income
Dividends, net of foreign taxes of $52,833                 $  1,178,983
Interest                                                        725,783
                                                           ------------
                                                              1,904,766
Expenses
Management fee (Note 2)                                       2,738,556
Transfer agent and shareholder services (Note 2)              1,030,082
Reports to shareholders                                         170,839
Custodian fee                                                    97,223
Registration fees                                                30,489
Service fee--Class A (Note 4)                                   479,905
Distribution and service fees--Class B (Note 4)                 880,101
Distribution and service fees--Class D (Note 4)                  29,275
Trustees' fees (Note 2)                                          14,474
Audit fee                                                        14,209
Legal fees                                                       13,424
Miscellaneous                                                    17,849
                                                           ------------
                                                              5,516,426
                                                           ------------
Net investment loss                                          (3,611,660)
                                                           -------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (Notes 1 and 3)             38,651,768
Net unrealized depreciation of investments                  (87,454,221)
                                                           -------------
Net loss on investments                                     (48,802,453)
                                                           -------------
Net decrease in net assets resulting from operations       $(52,414,113)
                                                           =============

The accompanying notes are an integral part of the financial statements.

State Street Research Capital Appreciation Fund
------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------------------
                                      Six months ended
                                     December 31, 1996     Year ended
                                        (Unaudited)      June 30, 1996
------------------------------------  ----------------- ----------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss                   $ (3,611,660)   $ (5,560,185)
Net realized gain on investments*       38,651,768      73,266,361
Net unrealized appreciation
  (depreciation) of investments        (87,454,221)     61,608,747
                                      -------------   -------------
Net increase (decrease) resulting
  from operations                      (52,414,113)    129,314,923
                                      -------------   -------------
Distributions from net realized gains:
 Class A                               (17,442,135)    (34,354,819)
 Class B                                (8,308,403)    (12,773,915)
 Class C                                (7,364,058)    (13,218,452)
 Class D                                  (258,802)       (510,505)
                                      -------------   -------------
                                       (33,373,398)    (60,857,691)
                                      -------------   -------------
Net increase from fund share
  transactions (Note 5)                 63,495,813     173,255,282
                                      -------------   -------------
Total increase (decrease) in net
  assets                               (22,291,698)    241,712,514
Net Assets
Beginning of period                    742,007,348     500,294,834
                                      -------------   -------------
End of period                         $ 719,715,650   $742,007,348
                                      =============   =============
*Net realized gain for Federal
 income tax purposes (Note 1)         $ 38,510,822    $ 73,389,253
                                      =============   =============

The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------
Notes to Unaudited Financial Statements
------------------------------------------------------------------------
December 31, 1996

Note 1

State Street Research Capital Appreciation Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund, State Street Research Equity Income Fund and State Street Research Global Resources Fund.

The Fund seeks to achieve maximum capital appreciation by investing primarily in common stocks of emerging growth companies and of companies considered to be undervalued special situations. Current income is not a consideration in the selection of investments for the Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

State Street Research Capital Appreciation Fund
--------------------------------------------------------------------------------
Notes (cont'd)
--------------------------------------------------------------------------------

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the report period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the six months ended December 31, 1996, the fees pursuant to such agreement amounted to $2,738,556.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the six months ended December 31, 1996, the amount of such shareholder servicing and account maintenance expenses was $354,472.

The fees of the Trustees not currently affiliated with the Adviser amounted to $14,474 during the six months ended December 31, 1996.

Note 3

For the six months ended December 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $747,246,011 and $763,113,581, respectively.

Note 4

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the six months ended December 31, 1996, fees pursuant to such plan amounted to $479,905, $880,101 and $29,275 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $85,083 and $551,043, respectively, on sales of Class A shares of the Fund during the six months ended December 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $858,585 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $198,480 and $2,619 on redemptions of Class B and Class D shares, respectively, during the same period.

State Street Research Capital Appreciation Fund
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Note 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1996, the Adviser held of record 8,330 Class A shares and the Distributor owned 7,172 Class A shares of the Fund.

Share transactions were as follows:

                                     Six months ended
                                    December 31, 1996                  Year ended
                                       (Unaudited)                   June 30, 1996
                             ------------------------------   ------------------------------
Class A                          Shares          Amount          Shares         Amount
 ------------------------------------------ ---------------  --------------  ---------------
Shares sold                      4,271,672    $ 50,055,963     8,509,488   $103,271,609
Issued upon reinvestment of
  distributions from net
  realized gains                 1,495,279      16,997,660     3,045,717     33,519,586
Shares repurchased              (3,615,853)    (42,318,261)   (6,333,177)   (77,140,136)
                                -----------   -------------   -----------  -------------
Net increase                     2,151,098    $ 24,735,362     5,222,028   $ 59,651,059
                                ===========   =============   ===========  =============
Class B                           Shares         Amount         Shares        Amount
 ------------------------------------------   -------------   -----------  -------------
Shares sold                      3,041,283    $ 34,927,596     6,634,276   $ 79,295,183
Issued upon reinvestment of
  distributions from net
  realized gains                   735,944       8,157,377     1,158,748     12,504,495
Shares repurchased              (1,264,332)    (14,684,638)   (2,182,710)   (26,185,464)
                                -----------   -------------   -----------  -------------
Net increase                     2,512,895    $ 28,400,335     5,610,314   $ 65,614,214
                                ===========   =============   ===========  =============
Class C                           Shares         Amount         Shares        Amount
 ------------------------------------------   -------------   -----------  -------------
Shares sold                      2,880,291    $ 34,519,854     6,363,633   $ 78,353,974
Issued upon reinvestment of
  distributions from net
  realized gains                   637,741       7,358,494     1,187,191     13,211,134
Shares repurchased              (2,515,378)    (30,336,254)   (3,763,939)   (45,981,872)
                                -----------   -------------   -----------  -------------
Net increase                     1,002,654    $ 11,542,094     3,786,885   $ 45,583,236
                                ===========   =============   ===========  =============
Class D                           Shares         Amount         Shares        Amount
 ------------------------------------------   -------------   -----------  -------------
Shares sold                        521,815    $  5,736,036     1,631,034   $ 19,873,515
Issued upon reinvestment of
  distributions from net
  realized gains                    21,991         244,613        42,662        461,756
Shares repurchased                (639,965)     (7,162,627)   (1,461,059)   (17,928,498)
                                -----------   -------------   -----------  -------------
Net increase (decrease)            (96,159)   $ (1,181,978)      212,637   $  2,406,773
                                ===========   =============   ===========  =============

State Street Research Capital Appreciation Fund
------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------------------------
For a share outstanding throughout each period:

                                                                            Class A
                                          ----------------------------------------------------------------------------
                                                                                Year ended June 30
                                          Six months ended  ----------------------------------------------------------
                                         December 31, 1996
                                           (Unaudited)**      1996**      1995**      1994        1993        1992
 ---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  12.76       $  11.52    $   9.11    $  10.42    $   8.33    $   6.55
Net investment loss*                            (0.05)         (0.10)      (0.09)      (0.04)      (0.05)      (0.05)
Net realized and unrealized gain (loss)
  on investments                                (0.85)          2.63        2.95        0.09        2.81        1.83
Distributions from net realized gains           (0.55)         (1.29)      (0.45)      (1.36)      (0.67)      --
                                          ---------------------------- ----------- ----------- ----------------------
Net asset value, end of period               $  11.31       $  12.76    $  11.52    $   9.11    $  10.42    $   8.33
                                          ============================ =========== =========== ======================
Total return                                    (7.12)%+++     23.87%+     32.56%+     (0.28)%+    35.78%+     27.03%+
Net assets at end of period (000s)           $374,524       $395,050    $296,471    $231,356    $183,886    $116,687
Ratio of operating expenses to average
  net assets*                                    1.38%++        1.40%       1.55%       1.50%       1.50%       1.50%
Ratio of net investment loss to average
  net assets*                                   (0.86)%++      (0.79)%     (0.87)%     (0.81)%     (0.63)%     (0.71)%
Portfolio turnover rate                        107.62%        279.55%     217.28%     147.73%     135.17%     128.10%
Average commission rate @                    $   0.03       $   0.03       --          --          --          --
*Reflects voluntary assumption of fees
 or expenses per share in each period           --             --       $   0.03    $   0.02    $   0.01    $   0.01

                                                                      Class B
                                         -----------------------------------------------------------------
                                                                          Year ended June 30
                                          Six months ended  ----------------------------------------------
                                         December 31, 1996
                                           (Unaudited)**      1996**      1995**      1994       1993***
- ----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  12.49       $  11.38     $  9.05     $ 10.41     $ 10.44
Net investment loss*                            (0.09)         (0.22)      (0.15)      (0.06)      (0.00)
Net realized and unrealized gain (loss)
  on investments                                (0.84)          2.62        2.93        0.06       (0.03)
Distributions from net realized gains           (0.55)         (1.29)      (0.45)      (1.36)      --
                                          ---------------------------- ----------- ----------- -----------
Net asset value, end of period               $  11.01       $  12.49     $ 11.38     $  9.05     $ 10.41
                                          ============================ =========== =========== ===========
Total return                                    (7.44)%+++     22.97%+     31.86%+     (0.83)%+    (0.29)%+++
Net assets at end of period (000s)           $179,572       $172,213     $93,088     $49,236     $ 2,790
Ratio of operating expenses to average
  net assets*                                    2.13%++        2.15%       2.15%       2.00%       2.00%++
Ratio of net investment loss to average
  net assets*                                   (1.61)%++      (1.53)%     (1.47)%     (1.29)%     (0.95)%++
Portfolio turnover rate                        107.62%        279.55%     217.28%     147.73%     135.17%
Average commission rate @                    $   0.03       $   0.03       --          --          --
*Reflects voluntary assumption of fees
 or expenses per share in each period           --             --        $  0.02     $  0.02     $  0.00
- ----------------------------------------------------------------------------------------------------------

  ** Per-share figures have been calculated using the average shares method.

*** June 1, 1993 (commencement of share class designations) to June 30, 1993.

 ++ Annualized.

  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower for each of the years in the four year period ended June 30, 1995 if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

 +++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower for the period June 1, 1993 (commencement of share class designations) to June 30, 1993 if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

  @ For fiscal years beginning on or after July 1, 1996, the Fund is required to disclose its average commission rate per share paid for security trades. For the year ended June 30, 1996, the Fund elected to disclose its average commission rate per share paid for security trades.

State Street Research Capital Appreciation Fund

                                                                      Class C
                                         -----------------------------------------------------------------
                                                                          Year ended June 30
                                          Six months ended  ----------------------------------------------
                                         December 31, 1996
                                           (Unaudited)**      1996**      1995**      1994       1993***
- ----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  12.94       $  11.64    $   9.16     $ 10.42     $ 10.44
Net investment loss*                            (0.04)         (0.08)      (0.05)      (0.02)      (0.00)
Net realized and unrealized gain (loss)
  on investments                                (0.86)          2.67        2.98        0.12       (0.02)
Distributions from net realized gains           (0.55)         (1.29)      (0.45)      (1.36)       --
                                          ---------------------------- ----------- ----------- -----------
Net asset value, end of period               $  11.49       $  12.94    $  11.64     $  9.16     $ 10.42
                                          ============================ =========== =========== ===========
Total return                                    (7.02)%+++     24.28%+     33.06%+      0.25%+     (0.19)%+++
Net assets at end of period (000s)           $160,398       $167,624    $106,675     $62,662     $37,826
Ratio of operating expenses to average
  net assets*                                    1.13%++        1.15%       1.15%       1.00%       1.00%++
Ratio of net investment loss to average
  net assets*                                   (0.61)%++      (0.54)%     (0.46)%     (0.30)%      0.50%++
Portfolio turnover rate                        107.62%        279.55%     217.28%     147.73%     135.17%
Average commission rate @                    $   0.03       $   0.03        --          --          --
*Reflects voluntary assumption of fees
 or expenses per share in each period           --             --       $   0.02     $  0.02     $  0.00

                                                                      Class D
                                         -----------------------------------------------------------------
                                                                          Year ended June 30
                                          Six months ended  ----------------------------------------------
                                         December 31, 1996
                                           (Unaudited)**      1996**      1995**      1994       1993***
- ----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 12.52        $ 11.41     $  9.07     $ 10.41     $ 10.44
Net investment loss*                            (0.09)         (0.21)      (0.15)      (0.07)      (0.01)
Net realized and unrealized gain (loss)
  on investments                                (0.83)          2.61        2.94        0.09       (0.02)
Distributions from net realized gains           (0.55)         (1.29)      (0.45)      (1.36)       --
                                          ---------------------------- ----------- ----------- -----------
Net asset value, end of period                $ 11.05        $ 12.52     $ 11.41     $  9.07     $ 10.41
                                          ============================ =========== =========== ===========
Total return                                    (7.42)%+++     23.03%+     31.79%+     (0.61)%+    (0.29)%+++
Net assets at end of period (000s)            $ 5,221        $ 7,120     $ 4,061     $2,201      $   623
Ratio of operating expenses to average
  net assets*                                    2.13%++        2.15%       2.15%       2.00%       2.00%++
Ratio of net investment loss to average
  net assets*                                   (1.59)%++      (1.54)%     (1.47)%     (1.29)%     (1.10)%++
Portfolio turnover rate                        107.62%        279.55%     217.28%     147.73%     135.17%
Average commission rate @                     $  0.03        $  0.03        --          --          --
*Reflects voluntary assumption of fees
 or expenses per share in each period           --             --        $  0.02     $  0.02     $  0.00
- ----------------------------------------------------------------------------------------------------------

 ** Per-share figures have been calculated using the average shares method.

*** June 1, 1993 (commencement of share class designations) to June 30, 1993.

 ++ Annualized.

  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower for each of the years in the four year period ended June 30, 1995 if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower for the period June 1, 1993 (commencement of share class designations) to June 30, 1993 if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

  @ For fiscal years beginning on or after July 1, 1996, the Fund is required to disclose its average commission rate per share paid for security trades. For the year ended June 30, 1996, the Fund elected to disclose its average commission rate per share paid for security trades.

                       State Street Research Capital Fund

                  Pro Forma Combining Portfolio of Investments

                              Financial Statements

STATE STREET RESEARCH CAPITAL FUND
-----------------------------------------------------------------------------
PRO FORMA COMBINING INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------
January 31, 1997 (Unaudited)

                                                    Shares                                Value
                                        -------------------------------  -----------------------------------------
                                                   Capital    Pro Forma                  Capital      Pro Forma
                                        Capital  Appreciation Combined     Capital    Appreciation     Combined
--------------------------------------  -------- ------------ --------- ------------- ------------- --------------
COMMON STOCKS 98.2%
Basic Industries 1.5%
Chemical 1.2%
Rhone-Poulenc SA ADR                    253,400    271,800      525,200  $ 8,457,225  $  9,071,325   $ 17,528,550
                                                                        ------------  ------------   ------------
Machinery 0.3%
US Filter Corp.*                         64,500     66,100      130,600    2,475,188     2,536,588      5,011,776
                                                                        ------------  ------------   ------------
Total Basic Industries                                                    10,932,413    11,607,913     22,540,326
                                                                        ------------  ------------   ------------
Consumer Cyclical 22.7%
Airline 1.3%
Continental Airlines Inc. Cl. B*        365,500    376,400      741,900   10,188,313    10,492,150     20,680,463
                                                                        ------------  ------------   ------------
Automotive 0.8%
Danaher Corp.                            24,800     71,200       96,000    1,240,000     3,560,000      4,800,000
Team Rental Group, Inc. Cl. A*          126,000    141,500      267,500    3,402,000     3,820,500      7,222,500
                                                                        ------------  ------------   ------------
                                                                           4,642,000     7,380,500     12,022,500
                                                                        ------------  ------------   ------------
Hotel & Restaurant 9.9%
Doubletree Corp.*                       108,600    111,800      220,400    4,479,750     4,611,750      9,091,500
Extended Stay America Inc.*             797,400    887,400    1,684,800   14,452,875    16,084,125     30,537,000
HFS Inc.*                               569,900    611,400    1,181,300   39,893,000    42,798,000     82,691,000
Interstate Hotels Co.*                  292,400    299,900      592,300    8,808,550     9,034,487     17,843,037
Trump Hotels & Casino Resorts Inc.*     426,900    479,100      906,000    4,482,450     5,030,550      9,513,000
                                                                        ------------  ------------   ------------
                                                                          72,116,625    77,558,912    149,675,537
                                                                        ------------  ------------   ------------
Recreation 1.2%
Action Performance Companies Inc.*       25,300     27,700       53,000      537,625       588,625      1,126,250
Ascent Entertainment Group Inc.*        107,700    121,200      228,900    1,507,800     1,696,800      3,204,600
Florida Panthers Holdings Inc.           32,900     33,300       66,200    1,056,913     1,069,763      2,126,676
Petco Animal Supplies Inc.*             101,500    103,500      205,000    2,474,062     2,522,812      4,996,874
Ticketmaster Group Inc.*                155,200    160,100      315,300    2,192,200     2,261,413      4,453,613
West Marine Inc.                         34,400     35,700       70,100    1,109,400     1,151,325      2,260,725
                                                                        ------------  ------------   ------------
                                                                           8,878,000     9,290,738     18,168,738
                                                                        ------------  ------------   ------------
Retail Trade 6.6%
Abercrombie & Fitch Co. Cl. A*           39,300     41,600       80,900      540,375       572,000      1,112,375
Borders Group Inc.*                     169,500    206,000      375,500    7,563,937     9,192,750     16,756,687
Gucci Group NV*                         226,500    277,900      504,400   15,798,375    19,383,525     35,181,900
Jones Apparel Group Inc.*               228,600    241,000      469,600    7,829,550     8,254,250     16,083,800
Just For Feet Inc.*                     197,400    201,200      398,600    5,823,300     5,935,400     11,758,700
RDO Equipment Co.                        44,800     45,100       89,900      789,600       794,888      1,584,488
Staples Inc.*                           134,250    174,000      308,250    2,752,125     3,567,000      6,319,125
Sunglass Hut International Inc.*        661,900    751,000    1,412,900    5,046,988     5,726,375     10,773,363
                                                                        ------------  ------------   ------------
                                                                          46,144,250    53,426,188     99,570,438
                                                                        ------------  ------------   ------------
The accompanying notes are an integral part of the financial statements.

                                       1

STATE STREET RESEARCH CAPITAL FUND
-----------------------------------------------------------------------------
PRO FORMA COMBINING INVESTMENT PORTFOLIO (cont'd)
-----------------------------------------------------------------------------

                                                    Shares                                Value
                                        -------------------------------  -----------------------------------------
                                                   Capital    Pro Forma                  Capital      Pro Forma
                                        Capital  Appreciation Combined     Capital    Appreciation     Combined
--------------------------------------  -------- ------------ --------- ------------- ------------- --------------
Textile & Apparel 2.9%
Men's Wearhouse, Inc.*                  291,225    279,750      570,975 $  7,753,866  $  7,448,344   $ 15,202,210
Nautica Enterprises Inc.*               171,900    188,300      360,200    4,039,650     4,425,050      8,464,700
Timberland Co. Cl. A*                    56,900     59,500      116,400    2,524,937     2,640,312      5,165,249
Tommy Hilfiger Corp.*                   144,300    147,200      291,500    7,395,375     7,544,000     14,939,375
                                                                        ------------  ------------   ------------
                                                                          21,713,828    22,057,706     43,771,534
                                                                        ------------  ------------   ------------
Total Consumer Cyclical                                                  163,683,016   180,206,194    343,889,210
                                                                        ------------  ------------   ------------
Consumer Staple 12.1%
Business Service 10.1%
Apache Medical Systems Inc.*             38,400     14,200       52,600      216,000        79,875        295,875
Caribiner International Inc.*            58,900     59,700      118,600    2,731,488     2,768,588      5,500,076
Cognos Inc.                             221,900    223,100      445,000    6,573,788     6,609,337     13,183,125
Education Management Corp.*              57,900     60,500      118,400    1,172,475     1,225,125      2,397,600
Outdoor Systems Inc.*                    51,000     55,350      106,350    1,536,375     1,667,419      3,203,794
Republic Industries Inc.*               752,100    788,600    1,540,700   31,494,187    33,022,625     64,516,812
Republic Industries Inc.++*             395,000    420,800      815,800   16,639,375    17,726,200     34,365,575
U.S. Office Products Co.*               326,800    328,700      655,500   10,825,250    10,888,187     21,713,437
Universal Outdoor Holdings Inc.*        138,200    146,300      284,500    3,869,600     4,096,400      7,966,000
                                                                        ------------  ------------   ------------
                                                                          75,058,538    78,083,756    153,142,294
                                                                        ------------  ------------   ------------
Drug 1.0%
Cephalon Inc.*                          187,700    193,400      381,100    4,868,469     5,016,313      9,884,781
Entremed Inc.*                           73,400     81,700      155,100    1,101,000     1,225,500      2,326,500
Ligand Pharmaceuticals Inc. Cl. B*       66,500     69,600      136,100      922,687       965,700      1,888,388
Magainin Pharmaceuticals Inc.*           67,200    112,400      179,600      537,600       899,200      1,436,800
                                                                        ------------  ------------   ------------
                                                                           7,429,756     8,106,713     15,536,469
                                                                        ------------  ------------   ------------
Hospital Supply 0.5%
Trigon Healthcare Inc.                  134,400    135,100      269,500    2,385,600     2,398,025      4,783,625
Wellpoint Health Networks Inc. Cl. A*    32,900     34,000       66,900    1,085,700     1,122,000      2,207,700
                                                                        ------------  ------------   ------------
                                                                           3,471,300     3,520,025      6,991,325
                                                                        ------------  ------------   ------------
Printing & Publishing 0.5%
Hollinger International, Inc. Cl. A*    267,400    214,700      482,100    3,075,100     2,469,050      5,544,150
Hollinger International, Inc. Cv. Pfd.  163,300     88,100      251,400    1,837,125       991,125      2,828,250
                                                                        ------------  ------------   ------------
                                                                           4,912,225     3,460,175      8,372,400
                                                                        ------------  ------------   ------------
Total Consumer Staple                                                     90,871,819    93,170,669    184,042,488
                                                                        ------------  ------------   ------------
Energy 9.9%
Oil 0.5%
Noble Affiliates Inc.                    70,700     71,200      141,900    3,084,287     3,106,100      6,190,387
Titan Exploration Inc.*                  78,700     30,300      109,000      993,588       382,537      1,376,125
                                                                        ------------  ------------   ------------
                                                                           4,077,875     3,488,637      7,566,512
                                                                        ------------  ------------   ------------
The accompanying notes are an integral part of the financial statements.

                                       2

STATE STREET RESEARCH CAPITAL FUND
-----------------------------------------------------------------------------
PRO FORMA COMBINING INVESTMENT PORTFOLIO (cont'd)
-----------------------------------------------------------------------------

                                                    Shares                                Value
                                        -------------------------------  -----------------------------------------
                                                   Capital    Pro Forma                  Capital      Pro Forma
                                        Capital  Appreciation Combined     Capital    Appreciation     Combined
--------------------------------------  -------- ------------ --------- ------------- ------------- --------------
Oil Service 9.4%
BJ Services Co.*                        143,100    147,900      291,000 $  6,618,375  $  6,840,375   $ 13,458,750
Cooper Cameron Corp.                     36,400     36,600       73,000    2,652,650     2,667,225      5,319,875
Ensco International Inc.*               123,300    131,000      254,300    6,796,912     7,221,375     14,018,287
Global Marine Inc.*                     593,800    605,600    1,199,400   13,286,275    13,550,300     26,836,575
Helmerich & Payne Inc.                  154,400    162,800      317,200    7,469,100     7,875,450     15,344,550
Marine Drilling Companies, Inc.*        221,300    226,000      447,300    3,665,281     3,743,125      7,408,406
Newpark Resources, Inc.*                 39,500     43,300       82,800    1,841,688     2,018,863      3,860,551
Noble Drilling Corp.*                   640,500    645,700    1,286,200   14,010,937    14,124,687     28,135,624
Reading & Bates Corp.*                  130,100    141,100      271,200    3,789,162     4,109,537      7,898,699
Rowan Companies, Inc.*                  260,400    265,500      525,900    6,575,100     6,703,875     13,278,975
Varco International Inc.*                58,300     67,500      125,800    1,552,238     1,797,188      3,349,426
Weatherford Enterra Inc.                 54,500     54,800      109,300    1,982,438     1,993,350      3,975,788
                                                                        ------------  ------------   ------------
                                                                          70,240,156    72,645,350    142,885,506
                                                                        ------------  ------------   ------------
Total Energy                                                              74,318,031    76,133,987    150,452,018
                                                                        ------------  ------------   ------------
Finance 17.3%
Bank 3.8%
Bank United Corp. Cl. A                  38,000     41,000       79,000    1,030,750     1,112,125      2,142,875
Great Western Financial Corp.           237,200    108,500      345,700    7,501,450     3,431,313     10,932,763
H.F. Ahmanson & Co.                     141,500    142,400      283,900    5,306,250     5,340,000     10,646,250
NationsBank Corp.                        70,861     73,210      144,071    7,652,988     7,906,680     15,559,668
Washington Mutual Inc.                  169,100    170,200      339,300    9,184,244     9,243,987     18,428,231
                                                                        ------------  ------------   ------------
                                                                          30,675,682    27,034,105     57,709,787
                                                                        ------------  ------------   ------------
Financial Service 10.0%
Advanta Corp.                           187,400    187,900      375,300    8,760,950     8,784,325     17,545,275
Allmerica Financial Corp.               159,900    163,100      323,000    5,856,338     5,973,537     11,829,875
American Express Co.                    215,100    216,700      431,800   13,416,862    13,516,662     26,933,524
Beacon Properties Corp.                 118,900    123,500      242,400    4,250,675     4,415,125      8,665,800
Capital One Financial Corp.             243,100    243,800      486,900    9,724,000     9,752,000     19,476,000
Federal National Mortgage Association   365,500    371,000      736,500   14,437,250    14,654,500     29,091,750
First USA Paymentech Inc.*               94,300     96,500      190,800    3,147,263     3,220,688      6,367,951
Green Tree Financial Corp.              180,500    190,100      370,600    7,016,937     7,390,137     14,407,074
MoneyGram Payment Systems Inc.*         215,700    221,100      436,800    2,911,950     2,984,850      5,896,800
Starwood Lodging Trust                  132,000    145,500      277,500    5,395,500     5,947,313     11,342,813
                                                                        ------------  ------------   ------------
                                                                          74,917,725    76,639,137    151,556,862
                                                                        ------------  ------------   ------------
Insurance 3.5%
Everest Reinsurance Holdings Inc.       220,400     92,500      312,900    6,061,000     2,543,750      8,604,750
MBNA Corp.                              188,400    189,000      377,400    6,499,800     6,520,500     13,020,300
Progressive Corp.                        46,300     49,000       95,300    3,073,162     3,252,375      6,325,537
TIG Holdings Inc.                       142,800    129,800      272,600    4,944,450     4,494,325      9,438,775
Travelers Group Inc.                    147,800    148,600      296,400    7,741,025     7,782,925     15,523,950
                                                                        ------------  ------------   ------------
                                                                          28,319,437    24,593,875     52,913,312
                                                                        ------------  ------------   ------------
Total Finance                                                            133,912,844   128,267,117    262,179,961
                                                                        ------------  ------------   ------------


The accompanying notes are an integral part of the financial statements.

                                       3

STATE STREET RESEARCH CAPITAL FUND
-----------------------------------------------------------------------------
PRO FORMA COMBINING INVESTMENT PORTFOLIO (cont'd)
-----------------------------------------------------------------------------

                                                    Shares                                Value
                                        -------------------------------  -----------------------------------------
                                                   Capital    Pro Forma                  Capital      Pro Forma
                                        Capital  Appreciation Combined     Capital    Appreciation     Combined
--------------------------------------  -------- ------------ --------- ------------- ------------- --------------
Science & Technology 32.2%
Computer Software & Service 10.2%
Ascend Communications Inc.*             297,800    309,000     606,800  $ 20,734,325  $ 21,514,125   $ 42,248,450
Bay Networks Inc.                       105,700     96,600     202,300     2,298,975     2,101,050      4,400,025
Check Point Software Technologies
  Ltd.*                                  32,600     36,700      69,300       872,050       981,725      1,853,775
Cisco Systems Inc.*                     214,300    215,700     430,000    14,947,425    15,045,075     29,992,500
EMC Corp.                                96,600     97,200     193,800     3,658,725     3,681,450      7,340,175
Excalibur Technologies Corp.*            50,000     52,200     102,200       662,500       691,650      1,354,150
Geoworks*                               235,300    228,900     464,200     5,882,500     5,722,500     11,605,000
P-COM, Inc.*                            116,600    120,200     236,800     4,532,825     4,672,775      9,205,600
Parametric Technology Corp.*            137,400    168,300     305,700     7,934,850     9,719,325     17,654,175
Premiere Technologies Inc.*              25,800     26,700      52,500       664,350       687,525      1,351,875
Puma Technology Inc.*                    38,500     39,900      78,400       587,125       608,475      1,195,600
Westell Technologies, Inc. Cl. A*       272,100    281,900     554,000     3,945,450     4,087,550      8,033,000
Western Digital Corp.*                  121,500    124,900     246,400     8,808,750     9,055,250     17,864,000
                                                                        ------------  ------------   ------------
                                                                          75,529,850    78,568,475    154,098,325
                                                                        ------------  ------------   ------------
Electronic Components 10.6%
Advanced Micro Devices Inc.             345,700    348,000     693,700    12,099,500    12,180,000     24,279,500
Altera Corp.*                           232,400    242,400     474,800    10,051,300    10,483,800     20,535,100
Applied Magnetics Corp.*                118,600    121,600     240,200     6,552,650     6,718,400     13,271,050
CHS Electronics Inc.*                    43,600     49,700      93,300       814,775       928,769      1,743,544
Cymer Inc.*                             109,300    111,600     220,900     5,628,950     5,747,400     11,376,350
Intel Corp.*                             69,700     70,300     140,000    11,308,825    11,406,175     22,715,000
LSI Logic Corp.                         202,400    203,500     405,900     7,033,400     7,071,625     14,105,025
Pairgain Technologies Inc.*             159,600    162,800     322,400     6,533,625     6,664,625     13,198,250
Sanmina Corp.*                          319,800    352,300     672,100    19,028,100    20,961,850     39,989,950
                                                                        ------------  ------------   ------------
                                                                          79,051,125    82,162,644    161,213,769
                                                                        ------------  ------------   ------------
Electronic Equipment 7.7%
Applied Materials Inc.*                 201,700    208,600     410,300     9,958,937    10,299,625     20,258,562
KLA Instruments Corp.*                  185,100    188,600     373,700     7,889,887     8,039,075     15,928,962
Lucent Technologies Inc.*               261,000    281,000     542,000    14,159,250    15,244,250     29,403,500
Motorola Inc.                           214,900    216,600     431,500    14,666,925    14,782,950     29,449,875
Novellus Systems Inc.*                   48,500     49,500      98,000     3,843,625     3,922,875      7,766,500
Tencor Instruments*                      69,900     71,200     141,100     2,848,425     2,901,400      5,749,825
Teradyne Inc.*                          135,900    136,700     272,600     4,195,913     4,220,612      8,416,525
                                                                        ------------  ------------   ------------
                                                                          57,562,962    59,410,787    116,973,749
                                                                        ------------  ------------   ------------
Office Equipment 3.7%
Dell Computer Corp.*                    116,600    117,400     234,000     7,710,175     7,763,075     15,473,250
Quantum Corp.                           203,200    204,800     408,000     7,721,600     7,782,400     15,504,000
Read-Rite Corp.*                        146,400    150,800     297,200     4,831,200     4,976,400      9,807,600
Seagate Technology                      118,200    119,200     237,400     6,087,300     6,138,800     12,226,100
Stormedia Inc. Cl. A*                   103,200    106,000     209,200     1,728,600     1,775,500      3,504,100
                                                                        ------------  ------------   ------------
                                                                          28,078,875    28,436,175     56,515,050
                                                                        ------------  ------------   ------------
Total Science & Technology                                               240,222,812   248,578,081    488,800,893
                                                                        ------------  ------------   ------------

The accompanying notes are an integral part of the financial statements.

                                       4

STATE STREET RESEARCH CAPITAL FUND
-----------------------------------------------------------------------------
PRO FORMA COMBINING INVESTMENT PORTFOLIO (cont'd)
-----------------------------------------------------------------------------

                                                    Shares                                Value
                                        -------------------------------  -----------------------------------------
                                                   Capital    Pro Forma                  Capital      Pro Forma
                                        Capital  Appreciation Combined     Capital    Appreciation     Combined
--------------------------------------  -------- ------------ --------- ------------- ------------- --------------
Utility 2.5%
Natural Gas 0.7%
Calpine Corp.*                           211,500     227,400     438,900 $  4,653,000 $  5,002,800  $    9,655,800
                                                                        ------------  ------------   ------------
Telephone 1.8%
Colt Telecom Group PLC ADR*               89,300      91,600     180,900    1,830,650    1,877,800       3,708,450
Larscom Inc. Cl. A*                       46,900      47,700      94,600      562,800      572,400       1,135,200
Omnipoint Corp.*                          67,900      88,300     156,200    1,519,262    1,975,713       3,494,975
Telecomunicacoes Brasileiras ADR*        111,200     111,800     223,000    9,702,200    9,754,550      19,456,750
                                                                        ------------  ------------   ------------
                                                                          13,614,912    14,180,463      27,795,375
                                                                        ------------  ------------   ------------
Total Utility                                                             18,267,912    19,183,263      37,451,175
                                                                        ------------  ------------   ------------
Total Common Stocks (Cost $620,587,928, $621,772,679 and
  $1,242,360,607)                                                        732,208,847   757,147,224   1,489,356,071
                                                                        ------------  ------------   ------------
                                                  Principal Amount
                                        -------------------------------
SHORT-TERM OBLIGATIONS 2.7%
Chevron Oil Finance Co., 5.34%,
  2/03/1997                          $13,120,000  $        0 $13,120,000   13,120,000            0      13,120,000
Chevron Oil Finance Co., 5.34%,
  2/04/1997                           10,000,000           0  10,000,000   10,000,000            0      10,000,000
Chevron Oil Finance Co., 5.35%,
  2/04/1997                            3,523,000           0   3,523,000    3,523,000            0       3,523,000
General Electric Capital Corp., 5.37%,
  2/05/1997                            7,267,000           0   7,267,000    7,267,000            0       7,267,000
McDonalds Corp., 5.45%, 2/05/1997              0   6,715,000   6,715,000            0    6,712,967       6,712,967
                                                                        ------------  ------------   ------------
Total Short-Term Obligations (Cost $33,910,000, $6,712,967 and
  $40,622,967)                                                            33,910,000     6,712,967      40,622,967
                                                                        ------------  ------------   ------------
Total Investments (Cost $654,497,928, $628,485,646 and $1,282,983,574)   766,118,847   763,860,191   1,529,979,038
Cash and Other Assets, Less Liabilities                                  (10,109,628)   (3,774,409)    (13,884,037)
                                                                        ------------  ------------   ------------
Net Assets                                                              $756,009,219  $760,085,782  $1,516,095,001
                                                                        ============  ============   ============

---------------------

 * Nonincome-producing securities
   ADR stands for American Depositary Receipt, representing ownership of foreign securities.

++ Security valued under consistently applied procedures established by the Trustees. Security restricted as to public resale. The total cost of restricted securities owned at January 31, 1997 was $7,998,750, $8,521,200 and $16,519,950 and the total market value was $16,639,375, $17,726,200 and $34,365,575 (2.20%, 2.33% and 2.27% of net assets), respectively.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND
-----------------------------------------------------------------------------
PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------
January 31, 1997 (Unaudited)

                                                                          Capital        Pro Forma
                                                          Capital      Appreciation       Combined
                                                      --------------- ---------------  ---------------
Assets
Investments, at value (Cost $654,497,928,
  $628,485,646 and $1,282,983,574)                     $766,118,847    $763,860,191    $1,529,979,038
Cash                                                            666           4,743             5,409
Receivable for securities sold                           25,863,363      34,150,474        60,013,837
Receivable for fund shares sold                           2,215,060         840,065         3,055,125
Dividends and interest receivable                           284,054         279,828           563,882
Other assets                                                 62,137          77,851           139,988
                                                       -------------   -------------   -------------
                                                        794,544,127     799,213,152     1,593,757,279
Liabilities
Payable for securities purchased                         35,914,581      36,101,618        72,016,199
Payable for fund shares redeemed                          1,304,890       1,572,206         2,877,096
Accrued transfer agent and shareholder services             200,832         609,310           810,142
Accrued management fee                                      478,943         482,295           961,238
Accrued distribution and service fees                       532,512         256,152           788,664
Accrued trustees' fees                                       10,208           9,498            19,706
Other accrued expenses                                       92,942          96,291           189,233
                                                       -------------   -------------   -------------
                                                         38,534,908      39,127,370        77,662,278
                                                       -------------   -------------   -------------
Net Assets                                             $756,009,219    $760,085,782    $1,516,095,001
                                                       =============   =============   =============
Net Assets consist of:
 Unrealized appreciation of investments                $111,620,919    $135,374,545    $  246,995,464
 Accumulated net realized gain                            7,898,281      40,228,046        48,126,327
 Shares of beneficial interest                          636,490,019     584,483,191     1,220,973,210
                                                       -------------   -------------   -------------
                                                       $756,009,219    $760,085,782    $1,516,095,001
                                                       =============   =============   =============
Net Asset Value and redemption price per share of
  Class A shares ($121,259,196 / 8,843,918,
  $397,740,486 / 32,715,718 and $518,999,682 /
  37,854,894)                                              $13.71         $12.16         $13.71
                                                          =======         ======         ======
Maximum Offering Price per share of Class A shares
  ($13.71 / .955, $12.16 / .955 and $13.71 / .955)         $14.36         $12.73         $14.36
                                                          =======         ======         ======
Net Asset Value and offering price per share of
  Class B shares ($406,268,566 / 30,516,200,
  $194,129,128 / 16,411,349 and $600,397,694 /
  45,101,409)                                              $13.31         $11.83         $13.31
                                                          =======         ======         ======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($36,124,951 /
  2,599,960, $162,530,559 / 13,156,962 and
  $198,655,510 / 14,301,224)                               $13.89         $12.35         $13.89
                                                          =======         ======         ======
Net Asset Value and offering price per share of
  Class D shares
  ($192,356,506 / 14,425,346, $5,685,609 / 479,068
  and $198,042,115 / 14,851,873)*                          $13.33         $11.87         $13.33
                                                          =======         ======         ======

--------------------------------------------------------------------------------
   * Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND
-----------------------------------------------------------------------------
PRO FORMA COMBINING STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
January 31, 1997 (Unaudited)

                                                           Capital        Pro Forma        Pro Forma
                                            Capital      Appreciation    Adjustments       Combined
                                        -------------- --------------- ---------------  ---------------
Investment Income
Dividends, net of foreign taxes           $ 2,474,885    $  2,922,899                   $  5,397,784
Interest                                    2,733,148       1,646,619                      4,379,767
                                        -------------   -------------                   ------------
                                            5,208,033       4,569,518                      9,777,551
Expenses
Management fee                              4,808,595       5,310,692                     10,119,287
Transfer agent and shareholder services       995,888       2,039,869                      3,035,757
Service fee--Class A                          249,929         942,367                      1,192,296
Distribution and service fees--Class B      3,400,416       1,668,136                      5,068,552
Distribution and service fees--Class D      1,672,024          58,745                      1,730,769
Custodian fee                                                           $ (121,078)
                                              187,892         197,087           (1)          263,901
Registration fees                             215,026          68,482      (48,482) (1)       235,026
Reports to shareholders                       123,772         263,960     (243,960) (1)       143,772
Audit fee                                      27,516          32,529      (32,529) (1)        27,516
Trustees' fees                                 30,510          29,374      (29,374) (1)        30,510
Legal fees                                     20,070          19,418      (19,418) (1)        20,070
Miscellaneous                                  34,887          35,636      (20,636) (1)        49,887
                                        -------------   -------------   -----------     ------------
                                           11,766,525      10,666,295     (515,477)       21,917,343
                                        -------------   -------------   -----------     ------------

Net investment loss                        (6,558,492)     (6,096,777)     515,477       (12,139,792)
                                        -------------   -------------   -----------     ------------

Net realized gain on investments           32,272,609      58,533,316                     90,805,925
Net unrealized appreciation of
  investments                              62,388,013      48,746,354                    111,134,367
                                        -------------   -------------   -----------     ------------
Net gain on investments                    94,660,622     107,279,670                    201,940,292
                                        -------------   -------------   -----------     -----------

Net increase in net assets resulting
  from operations                         $88,102,130    $101,182,893     $  515,477     $189,800,500
                                        =============   =============   =============   =============

 ------------------------------------------------------------------------------------------------------
(1) Adjustments reflect expected savings when the funds combine.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL FUND
-----------------------------------------------------------------------------
NOTES TO PRO FORMA STATEMENTS
-----------------------------------------------------------------------------
For the year ended January 31, 1997 (Unaudited)

1. Basis of Combination

The unaudited Pro Forma Combining Investment Portfolio, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations reflect the accounts of State Street Research Capital Fund ("Capital") and State Street Research Capital Appreciation Fund ("Capital Appreciation") (collectively the "Funds" or a "Fund") at and for the year ended January 31, 1997. These statements have been derived from the underlying accounting records utilized in calculating the daily net asset values for the year ended January 31, 1997 for Capital and Capital Appreciation.

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Capital Appreciation to Capital in exchange for shares of Capital under generally accepted accounting principles. However, it is possible that Capital Appreciation will not approve the merger.

The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Capital for pre- combination periods will not be restated. The pro forma statements do not reflect the expenses of each fund in carrying out its obligations under the Agreement and Plan of Reorganization and Liquidation, which will be shared evenly by the two Funds.

The Pro Forma Combining Investment Portfolio, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations should be read in conjunction with the historical financial statements of the funds included or incorporated by reference in the Statement of Additional Information.

2. Portfolio Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities if any, are valued at their fair value as determined in accordance with established methods consistently applied.


3. Capital Shares

The pro forma net asset value per share assumes the issuance of additional shares of Capital which would have been issued at January 31, 1997 in connection with the proposed reorganization. The pro forma number of shares outstanding of 37,854,894, 45,101,409, 14,301,224 and 14,851,873 in each of Class A, Class B,
Class C and Class D shares, respectively, includes 29,010,976, 14,585,209, 11,701,264 and 426,527 additional shares from each of Class A, Class B, Class C and Class D shares, respectively, all of which are assumed to be issued in the reorganization at January 31, 1997.